UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Lockheed Martin Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LOCKHEED MARTIN CORPORATION

2024

PROXY STATEMENT & NOTICE OF ANNUAL MEETING

LOCKHEED MARTIN

Notice of 2024 Annual Meeting of Stockholders

Voting Matters and Board Recommendations

Lockheed Martin Virtual
Annual Meeting
When:
Thursday, May 2, 2024, 9:00 a.m. EDT
Live Webcast Access:
Online audio webcast at: www.meetnow.global/LMT2024
(You may log in beginning at 8:30 a.m. EDT)
Who Can Vote:
Stockholders of record at the close of business on February 26, 2024 are entitled to vote. Whether or not you plan to attend the Annual Meeting, we encourage you to vote and submit your proxy in advance of the meeting by one of the methods described below. See Frequently Asked Questions beginning on page 92 for additional information regarding accessing the Annual Meeting and how to vote your shares.

Proposal 1	Election of Directors	FOR each Nominee
See page 28 for further information.
Proposal 2	Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)	FOR
See page 43 for further information.
Proposal 3	Ratification of the Appointment of Ernst & Young LLP as our Independent Auditors for 2024	FOR

See page 76 for further information.
Proposals 4 - 7	Stockholder Proposals as described in the proxy statement, if properly presented	AGAINST
See page 79 for further information.

We welcome and encourage you to attend Lockheed Martin’s 2024 Annual Meeting, which will be conducted exclusively online through a live audio webcast to facilitate stockholder attendance and to enable stockholders to participate fully and equally, regardless of size of holdings, resources or physical location. Our 2023 Annual Report, which is not part of the proxy soliciting materials, is enclosed if the proxy materials were mailed to you and is also available online at www.edocumentview.com/LMT. The proxy materials or a Notice of Internet Availability were first sent to stockholders on or about March 15, 2024.
We will consider the seven proposals noted above and any other matters that may properly come before the meeting.
Your vote is extremely important. Please vote at your earliest convenience to ensure the presence of a quorum at the meeting. Promptly voting your shares in accordance with the instructions you receive will save the expense of additional solicitation.
Sincerely,
Maryanne R. Lavan
Senior Vice President, General Counsel and Corporate Secretary
March 15, 2024

How to Vote in Advance:
Via Internet: At the website listed on the Notice of Internet Availability, proxy card or voting instruction form you received.

By Telephone: Call the telephone number provided on the proxy card or voting instruction form you received.

By Mail: Mark, date and sign your proxy card or voting instruction form and return it in the accompanying postage prepaid envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 2, 2024:
The 2024 Proxy Statement and 2023 Annual Report are available at www.edocumentview.com/LMT.

Letter from Our Chairman and CEO

March 15, 2024 Dear Stockholders:

Lockheed Martin delivered solid financial results in 2023. We returned to growth a year ahead of plan, we generated strong free cash flow and we finished the year with a record backlog, reflecting sustained, elevated demand for our innovative defense tech solutions. Our 122,000 employees pushed the boundaries of innovation to deliver to U.S. and allied partners air superiority, air and missile defense, precision strike, joint all-domain operations, space based situational awareness and more to help keep our customers Ahead of Ready. In 2024, we will continue to pioneer 21st Century Security, our vision to accelerate the adoption of advanced networking and digital technologies into the national defense enterprise by harnessing technologies like 5G, artificial intelligence and distributed cloud computing, through our continued innovation, strategic collaboration with defense and commercial partners, and our One Lockheed Martin Transformation (1LMX) initiative, which is modernizing our operations to increase agility and competitiveness.
We are able to accomplish this because of the trust and confidence that you place in our Company through your continued investment. Your Board, which I am proud to chair, serves you through strong oversight of our business. Our independent directors, who have shared their perspective with you on the next page, hold our leadership team accountable with their active engagement and sound risk oversight practices. Two of those independent directors have reached our mandatory retirement age for directors and will not stand for reelection this year. I want to personally thank Jim Ellis, who has served you as a director for 20 years, and Dan Akerson, who has served for 10 years, including as Lead Director since 2019, for their service to our Company and efforts to advance 21st Century Security.
Our leadership team and Board of Directors remains committed to delivering shareholder value and we are grateful for your continued support. I encourage you to read the attached Proxy Statement and vote your shares in support of your Board’s recommendations on each proposal.
Sincerely,
James D. Taiclet
Chairman, President and
Chief Executive Officer

“We will continue to pioneer 21st Century Security, our vision to accelerate the adoption of advanced networking and digital technologies into the national defense enterprise”

iii	2024 Proxy Statement

Letter from Our Independent Directors

March 15, 2024 Dear Stockholders:
As your independent directors, we are honored to share with you our Board’s approach to maintaining and evolving a strong governance framework to provide oversight of the Company and support its 21st Century Security vision in service of our customers’ deterrence and security needs.
Each of us serves on this Board because of our Company’s mission and the unique role it plays in enhancing global security. Individually and as a group, we are deeply committed to providing effective governance of the Company and ensuring that it lives its Core Values to Do What’s Right, Respect Others and Perform with Excellence. And, in light of the retirement of our fellow directors Dan Akerson and Jim Ellis, we will ensure that our Board refreshment process identifies new director candidates whose skills and expertise align with the Company’s strategic imperatives and who share our commitment to the Company’s mission and Core Values. We believe these commitments will be apparent as you read about our governance and oversight practices in this Proxy Statement.
At our Board meetings, we engage in rigorous, informed debate about current and emerging issues affecting our business, including in 2023 topics such as the ethical use of artificial intelligence in our business, ways to remain ahead of increasingly aggressive cyber adversaries, and the evolution of our responsible business programs and practices. We also regularly discuss investor, customer, employee and stakeholder feedback, executive succession planning, board refreshment, capital allocation, and the Company’s strategy and financial and operational performance.
We do this against the backdrop of heightened geopolitical tensions where the need for effective deterrence arising from 21st Century Security solutions is imperative. Many of us are connected to the Company through service of country in the armed forces or as civilians, or because we have loved ones who serve and rely on what we do to come home safely. We know the importance of doing what we do proudly, ethically, safely and with respect for human rights.
It is our privilege to represent you by serving on this Board and we thank you for your continued trust and investment in Lockheed Martin.
Sincerely,
Your Independent Directors

Do What’s Right

Respect Others

Perform with Excellence

Daniel F. Akerson	David B. Burritt	Bruce A. Carlson	John M. Donovan	Joseph F. Dunford, Jr.	James O. Ellis, Jr.

Thomas J. Falk	Ilene S. Gordon	Vicki A. Hollub	Jeh C. Johnson	Debra L. Reed-Klages	Patricia E. Yarrington

2024 Proxy Statement	ii

Frequently Requested Information

Artificial Intelligence	20

Board Attendance	15

Board Leadership Structure	9

Board Oversight of Risk	18

Board Performance Assessment	15

Climate & Environmental Stewardship	25

Compensation Discussion and Analysis	44

Cybersecurity	20

Director Compensation	40

Director Nominees’ Strategic Skills, Core Competencies and Attributes Matrix	31

Director Nominee Biographies	32

Diversity & Inclusion	23

Human Rights	21

Oversight of Director Commitments	39

Political and Public Policy Activities	20

Stockholder Engagement Program	16

Summary Compensation Table	60

2024 Proxy Statement	iv

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

About Lockheed Martin
Lockheed Martin Corporation (Lockheed Martin, the Company, us or we) (NYSE: LMT) is a global security and aerospace company principally engaged in the research, design, development, manufacture, integration and sustainment of advanced technology systems, products and services. We also provide a broad range of management, engineering, technical, scientific, logistics, system integration and cybersecurity services. We serve both U.S. and international customers with products and services that have defense, civil and commercial applications, with our principal customers being agencies of the U.S. Government.
Our strategic objectives drive our business
Our Mission is to enhance defense, security and scientific discovery by delivering reliable, innovative and affordable solutions for our customers’ most daunting challenges. Everything we do as a company is focused on this mission. We know that good business is about meeting our customers’ greatest needs and believe that if we operate as One Lockheed Martin (OneLM) to execute our strategic objectives that we will continue delivering value for our customers, employees and stockholders.

Lead	Innovate	Drive	Grow

our industry by joining with our customers to deliver superior 21st Century Security deterrence by adopting digital technology and open standards, creating an “anti-fragile” industrial base and closely collaborating with global partners
	to rapidly deliver capability through technology development, application of commercial technology, digital transformation of our business, and use of new business models	operational excellence throughout the Company and efficiency throughout the industry by focusing on program performance, supply chain transformation and improved business processes	organically and profitably by extending franchise programs, creating new segments, expanding internationally, capitalizing on disruptive opportunities, and making strategic investments

KEY ENABLERS
INNOVATIVE TECHNOLOGY	DIGITAL TRANSFORMATION	STRATEGIC PARTNERSHIPS	FISCAL DISCIPLINE

TALENT & CULTURE
We deliver 21st Century Security solutions for a complex world
As a leader in the global security and aerospace industry, we are positioned to be a pathfinder for what we call 21st Century Security. This is our vision to accelerate the adoption of advanced networking and digital technologies into the defense enterprise of the U.S. and allied nations while enhancing the performance and value of our platforms and products for our customers. We execute against our 21st Century Security vision by integrating new and existing systems across all domains with advanced, open-architecture networking including 3rd party technology, to make forces more agile, adaptive and unpredictable. A few of the key enabling technologies that we are prioritizing to make 21st Century Security a reality include:

Advanced Communications and 5G.MIL® Solutions	Artificial Intelligence and Machine learning	Autonomy and Crewed-Uncrewed Teaming	Cyber	Directed Energy	Hypersonic Solutions

1	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

2023 Financial Highlights

$67.6 billion Sales	$6.9 billion (27.55 / share) Net Earnings	$7.4 billion Segment Operating Profit*	$7.9 billion Cash From Operations	$6.2 billion Free Cash Flow*

$160.6 billion Backlog	$6.0 billion Share repurchases	$3.1 billion Dividends	$3.2 billion Indep. R&D and Cap Ex
Return to Shareholders

*    See Appendix A for definitions of non-GAAP Measures.
In 2023, we:
•Returned to growth a year ahead of plan
•Ended the year with record backlog positioning us for future growth
•Increased our quarterly cash dividend for the 21st consecutive year

Our Industry Leading Portfolio (2023 sales)

$27.5 billion Aeronautics	$11.3 billion Missiles and Fire Control	$16.2 billion Rotary and Mission Systems	$12.6 billion Space

Advancing air superiority:	Modernizing precision strike and missile defense:	Furthering future flight, maritime security, battle management and mission technology:	Pioneering space exploration and security:
•F-35 Lightning II •F-16 Fighting Falcon •C-130 Hercules •F-22 Raptor •Skunkworks®	•GMLRS •HIMARS •PAC-3, THAAD •PrSM •JASSM, LRASM •SNIPER and IRST21	•Black Hawk •CH-53K •Aegis •C2BMC •C6ISR •Training and Logistics	•Next Gen OPIR GEO •Trident II •Orion •Next Generation Interceptor •GPS III •Small Satellite Solar Arrays

OneLM Campaigns
•Combined Joint All-Domain Command and Control and Joint All-Domain Operations •Hypersonic Strike and Defense •Crewed-Uncrewed Teaming •5G.MIL® and Advanced Communications

Our People

122,000 Employees Worldwide	65,000 Engineers, Scientists and IT Professionals	21% are Veterans
Employee data as of December 31, 2023

2024 Proxy Statement	2

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Lockheed Martin is Committed to Sound Corporate Governance
We are proud to be the industry leader in the global security and aerospace industry and we have developed sound governance practices commensurate with the nature of our business. Our Board is active, engaged and independent; we focus on stockholder rights; and our governance model is dynamic and enables robust oversight of our business.
Our Board is active, engaged and independent
•All of our board members are independent except for our Chairman, President and CEO
•The Governance Committee reviews the Board leadership structure annually, with the Board electing the Chair and, if the Chair is not independent, the independent directors electing an independent Lead Director
•Our independent directors meet in executive session regularly, have access to management and other employees and conduct annual self- and Board-evaluations
•The Board focuses on Board refreshment and management succession planning; about 1/3 of our board members are new in the past four years and 2/3 are new in the past six years
•We require that directors own meaningful amounts of Lockheed Martin stock and we have a director retirement policy
•Our Board committees consist entirely of independent directors
•Our independent Lead Director plays a key role in our corporate governance processes, including leading our Nominating and Corporate Governance Committee (Governance Committee), leading the independent directors, providing feedback to management (including our Chairman), championing Board refreshment, communicating with stockholders and serving as ex officio member of all Board committees
•The Board regularly reviews its Committee charters and Corporate Governance Guidelines (Governance Guidelines)
•We had 97% attendance at Board and Committee meetings throughout 2023
•We assess thoroughly and report transparently any related person transactions
Our Board values stockholder rights
•We have one class of voting stock with one vote per share and no super-majority voting requirements
•Stockholders have the right to call a special meeting, the right to amend the Company’s Bylaws, and market-standard proxy access
•We engage with stockholders throughout the year and provide stockholder feedback to both management and the Board
•All of our directors are elected annually under a majority voting standard (and, if an incumbent director does not receive a majority of votes cast, the director must offer to resign from the board)
•We have no poison pill
•We engaged with each of this year’s stockholder proposal proponents at least once
Our Board provides rigorous risk management oversight
•The Board oversees material and emerging risks as a whole and oversees the rest of the business through four standing committees:
•Audit
•Classified Business & Security
•Management Development & Compensation
•Nominating & Corporate Governance
•The Board actively oversees the Company’s strategy, including its innovation, people, customer engagement and capital deployment strategies
•Management oversees the Company’s Enterprise Risk Management program through its
•Executive Leadership Team
•Integrated Risk Council
•Risk & Compliance Committee
•Employee training processes and culture of
innovation and compliance
•The Board focuses on dynamic issues impacting our business, including cybersecurity, artificial intelligence (AI), political activities and human rights
Our Board strives to be good stewards of the trust our stakeholders place in us
•The Board rigorously engages with management on the Company’s sustainability efforts and supports the Company’s leading environmental and climate stewardship programs
•We disclose our political activities transparently and we align those activities with our Core Values of Do What’s Right, Respect Others and Perform with Excellence
•The Board, management and our workforce are committed to respecting human rights and have integrated that respect into our work, including through our Code of Conduct, our Human Rights Policy and our Sustainability Management Plan
•We set meaningful and ambitious goals to reduce the environmental impact of our work and the use of our products and services

3	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Proxy Statement Voting Roadmap

PROPOSAL	BOARD RECOMMENDATION	PAGE
Management Proposals:

Election of Directors •All nominees are highly experienced and have the qualifications and skills necessary to oversee the Company and advance its 21st Century Security vision •All nominees are independent except for our Chairman	FOR each Nominee	28

Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay) •Named Executive Officer (NEO) target compensation is set annually based on market data of peers with payouts dependent on actual performance outcomes •A significant majority of our NEOs’ pay is delivered through performance-based incentives •Pay-for-performance alignment is built into the design of our incentive programs, which are strongly tied to our total shareholder return and other key financial measures	FOR	43

Ratification of Ernst & Young LLP (EY) as our Independent Auditors for 2024 •EY continues to perform at a high level and remains independent and objective •EY has deep institutional knowledge of our industry, operations, business, accounting policies and internal controls	FOR	76

Stockholder Proposals:

Requesting a Report on Alignment of Political Activities with Human Rights Policy •Our political activities support our business and align to our human rights commitments •We comprehensively disclose our political activities and spending •Our approach to human rights and public policy matters mitigates risk to the Company	AGAINST	80

Requesting a Report on Reducing Full Value Chain GHG Emissions •The proposal ignores the unique circumstances in our industry regarding Scope 3 emissions by prescriptively requiring Scope 3 emissions goals with a firm timeline for achievement •Our sustainability strategy continues to yield results and, unlike the “report” requested by the proponents, effectively mitigates risk •We invest to drive continued emissions reductions, including across our full value chain	AGAINST	82

Requesting Reduction in Threshold to Call Special Stockholder Meetings •Stockholders already have a meaningful right to call a special meeting at any time •Our current ownership thresholds reflect strong corporate governance practices •Stockholders rejected similar proposals in 2016 and 2022 by the same proponent and did not express concern with the current threshold during our shareholder engagements	AGAINST	85

Requesting Director Election Resignation Bylaw •We already require directors who fail to receive majority support in uncontested elections to tender their resignation •We are committed to sound corporate governance and are responsive to stockholders •The proposal is overly prescriptive limiting the Board’s discretion to act in the best interests of stockholders	AGAINST	87

2024 Proxy Statement	4

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Director Nominees
We ask that you reelect each director nominee in 2024 because they have the right mix of qualifications to oversee our Company
Please see the Director Nominees section starting on page 28 for additional information on the director nominees.

James D. Taiclet	David B. Burritt	Bruce A. Carlson	John M. Donovan	Joseph F. Dunford Jr.	Thomas J. Falk

Ilene S. Gordon	Vicki A. Hollub	Jeh C. Johnson	Debra L. Reed-Klages	Patricia E. Yarrington

BOARD INDEPENDENCE	BOARD REFRESHMENT	BOARD DIVERSITY

Only our Chairman & CEO is not independent	7 New Directors in the Past 6 Years	27% Veterans

CORE COMPETENCIES

CEO Leadership Experience	Senior Military / Government Experience	Financial Expertise	Environmental, Social and Governance Expertise	Cybersecurity Expertise

7 Directors	3 Directors	8 Directors	9 Directors	4 Directors

STRATEGIC SKILLS

Lead	Innovate
21st Century Security / Defense Industry Transformation	AI, Autonomy, Advanced Comms, Hypersonics, Space
4 Directors	4 Directors
5G.MIL®/ Digital & Networking Open Architecture	Business and Digital Transformation
2 Directors	7 Directors

Drive	Grow
Operational Execution and Efficiency	International Business Expansion
11 Directors	10 Directors
Supply Chain Excellence	Business Model / Commercial Partnerships
5 Directors	7 Directors
M&A Expertise
9 Directors
See page 30 for a description of each skill and competency and matrix of the nominees’ individual strategic skills, core competencies and attributes.

5	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Executive Compensation
We ask that you approve our Say-on-Pay proposal for 2024
Our executive compensation philosophy and governance practices are aligned with stockholder interests and outcomes. Please see the Executive Compensation section starting on page 42 for additional information.

CEO TARGET OPPORTUNITY MIX	2023 ANNUAL INCENTIVE RESULTS

Elements of Compensation
92%
Variable Compensation
8%
Base Salary
16%
Annual Incentives
76%
Long-Term Incentives
8%
Fixed
vs.
92%
Variable
24%
Short-Term
vs.
76%
Long-Term
39%
Cash
vs.
61%
Equity

2021 - 2023 LONG TERM INCENTIVE RESULTS

* Please refer to Appendix A for definitions of non-GAAP measures.

Compensation best practices

Best practices in our programs	Practices we do not engage in or allow
•Pay aligns with performance
•Market-based (50th percentile) approach for determining NEO target pay levels
•Caps on annual and long-term incentives, including when Total Stockholder Return (TSR) is negative
•Sustainability goals included in our annual incentive
•Supplemental discretionary clawback policy on variable pay
•Double-trigger provisions for change in control
•Robust stock ownership requirements
•Low equity burn rate and dilution
•No payment of dividends or dividend equivalents on unvested equity awards

•No employment agreements
•No option backdating, cash-out of underwater options or repricing (no employee options granted since 2012)
•No gross-ups upon a change in control
•No tax gross-ups on personal use of corporate aircraft
•No individual change in control agreements
•No automatic acceleration of unvested incentive awards in the event of termination
•No enhanced retirement formula or inclusion of long-term incentives in pensions
•No enhanced death benefits for executives
•No hedging or pledging of Company stock

2024 Proxy Statement	6

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

7	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Corporate Governance
We are deeply committed to strong corporate governance practices that ensure Board and management accountability, enhance public trust in the Company and create long-term stockholder value. Our Charter, Bylaws, Governance Guidelines and Committee Charters establish the primary framework for our governance practices and are available on the Company’s website at www.lockheedmartin.com/corporate-governance. The Governance Committee regularly assesses our governance practices, considering emerging external trends, practices and stockholder feedback, to implement governance best practices that it believes enhance the operation and effectiveness of the Board.
Governance Highlights
We were one of the original signatories to the Commonsense Corporate Governance Principles 2.0, which are intended to provide a basic framework for sound, long-term oriented governance, and our governance practices also comply with the Investor Stewardship Group (ISG) Corporate Governance Principles for U.S. Listed Companies. Our governance highlights include:

RELATING TO THE BOARD	RELATING TO STOCKHOLDER RIGHTS
Entirely independent Board other than the Chairman	One class of voting stock
Strong and engaged independent Lead Director	One share, one vote
Entirely independent committees	Annual election of directors
Annual review of Board leadership structure	Majority voting for directors in uncontested election
Annual Board and Committee evaluations	Mandatory tender of resignation if majority vote not received in uncontested election
Demonstrated commitment to Board refreshment	Proactive, year-round stockholder engagement
Regular executive sessions of independent directors	No supermajority voting requirements
Meaningful director stock ownership guidelines	Market-standard proxy access
Policy against “overboarding”	Right to call a special meeting
Retirement policy	Right to amend Bylaws
Regular review of Committee Charters and Governance Guidelines	No poison pill
Access to officers and employees
For a summary of our compensation best practices, see page 44 in the Compensation Discussion and Analysis.

2024 Proxy Statement	8

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Board Leadership Structure

The Governance Committee assesses the Board’s leadership structure at least annually
The Board believes its leadership structure should reflect the needs of the Company and its unique operating environment, and be flexible to evolve with changing circumstances. Each year, and more frequently as conditions warrant, the Governance Committee reviews the Board leadership structure, taking into account investor feedback and industry benchmarking data, and determines whether to recommend changes to the Board’s leadership structure to the full Board. At times our CEO has served as our Chairman (as is currently the case), and at other times we have separated the roles of Chairman and CEO (for instance, to facilitate CEO leadership transitions).
Our combined Chairman, President and CEO role effectively supports our business needs
The independent directors elected Mr. Taiclet, our President and CEO since June 2020, as Chairman in March 2021 and he remains in that role. At present, the Board believes that the unified Chairman and CEO roles, combined with the robust authority given to the experienced independent Lead Director, effectively represents the interests of stockholders and enables the Board to discharge appropriate levels of independence, oversight and responsibility to serve the Company. The Board exercises strong, independent oversight through frequent executive sessions, wholly independent Board committees and a tenured independent Lead Director with clearly delineated and comprehensive duties. The Board believes that presenting a single face to our customers through the combined Chairman and CEO role is valuable and that unified Board and management leadership best positions the Company to successfully implement its strategy, particularly in the current dynamic and challenging geopolitical and economic environment. Further, the combined Chairman and CEO role facilitates real-time, transparent communication with the Board on critical business matters. The Board believes that Mr. Taiclet, who is a former independent Board member and a veteran with deep knowledge of complex industries and our primary customer, is well qualified for the role of Chairman and that the Board operates effectively and efficiently under his leadership.
The Governance Committee will continue to review the leadership structure on an ongoing basis, at least annually, to ensure that it continues to meet the needs of the Company and supports the generation of stockholder value over the long term.

Chairman, President and CEO James D. Taiclet
Independent Lead Director; Governance Committee Chair Daniel F. Akerson* Elected annually by the independent directors

Other Committee Chairs Thomas J. Falk (Audit) Joseph F. Dunford, Jr. (CBS) John M. Donovan (Compensation) All committees are fully independent

Stockholders and other interested parties may communicate with the independent Lead Director at Lead.Director@lmco.com

* Mr. Akerson will serve through the Annual Meeting after which the independent directors will elect his successor.

Our independent Lead Director serves an integral governance role
The Board has structured the independent Lead Director’s role to enhance the functioning of the Board and vested the independent Lead Director with sufficient authority to provide a counterbalance to management. The independent Lead Director has defined responsibilities specified in the Bylaws and Governance Guidelines or as otherwise assigned by the Board, which include:
•Acting as Leader of the Independent Directors, by presiding as Chair at Board meetings while in executive sessions of the independent directors or when the Chairman is not present; determining the frequency and timing of executive sessions of independent directors and reporting to the CEO on all relevant matters arising from those sessions; serving as an ex-officio member of each Board committee; and recommending to the Board and committees the retention of advisors and consultants who report directly to the Board.
•Approving Board and Committee Meeting Agendas and Schedules, in consultation with the Chairman and committee chairs.
•Providing Feedback to Management on the scope and quality of information sent to the Board, acting as liaison between the Board and management and among the directors and the committees of the Board, and leading discussions among the independent directors of the Chairman and CEO’s performance.

9	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

•Championing Board Refreshment and Self-Evaluation, by leading the Governance Committee’s efforts to recruit directors and, together with the Chairman, extending invitations to potential directors to join the Board, and leading the Board’s annual self-assessment process.
•Communicating with Stockholders as the point of contact for stockholders and other stakeholders to communicate with the Board, and meeting with investors as appropriate.
•Authority to Call Special Meetings of the Board or of the independent directors at any time, at any place and for any purpose.
Our independent directors select the independent Lead Director
In accordance with our Bylaws and Governance Guidelines, the independent members of the Board annually elect one of the independent directors to serve as Lead Director by the affirmative vote of a majority of the directors who have been determined to be “independent” for purposes of the New York Stock Exchange (NYSE) listing standards. The Board’s current independent Lead Director, Dan Akerson, has been elected annually to serve as independent Lead Director since 2019. The Board believes that his significant experience with global operations and organizations undergoing strategic transition makes him well-qualified to provide independent oversight of the opportunities and risks currently facing the Company.
Mr. Akerson meets frequently with Mr. Taiclet to provide independent oversight and provide feedback and direction from the independent directors, which he solicits regularly. Mr. Akerson leads the Board’s annual self-evaluation and annually conducts one-on-one meetings with each independent director to seek feedback on Board and Company operations and priorities, the Chairman and CEO’s performance, and the design of the Board itself. Mr. Akerson is also deeply engaged with Board refreshment and interviews all potential candidates. Mr. Akerson also leads discussions of the independent directors on CEO and management succession planning. Additionally, as chair of the Governance Committee and an ex officio member of each of the other committees, Mr. Akerson has insight into and oversight of all matters before the Board. Mr. Akerson will serve as the Board’s independent Lead Director until the Annual Meeting, and the independent directors will elect a successor to Mr. Akerson following the 2024 Annual Meeting.
Our independent directors routinely hold executive sessions without management
Each Board and committee meeting agenda includes an executive session of the independent directors, and our Governance Guidelines require that at least three Board meetings per year include an executive session of the non-management directors. The independent Lead Director presides during the executive sessions of the Board, and reports to the Chairman and CEO on all relevant matters, or invites the Chairman and CEO to join the executive session for further discussion, as appropriate. Each committee chairman presides during the respective committee’s executive sessions. In 2023, every Board meeting included an executive session. In most cases, these sessions included a discussion of CEO performance.
Board Committees
The Board oversees the Company through four standing committees
The Board has four standing committees: Audit, Classified Business and Security (CBS Committee), Management Development and Compensation (Compensation Committee) and Nominating and Corporate Governance (Governance Committee). Charters for each committee are available on the Company’s website at www.lockheedmartin.com/corporate-governance. The Board may establish other standing or special committees as necessary to carry out its responsibilities.
The Governance Committee annually reviews the membership, tenure, leadership and commitments of each of the committees and evaluates possible changes based on the qualifications and skills of the directors, taking into consideration the membership requirements and responsibilities set forth in the committee charters and Governance Guidelines and the potential benefit of periodic committee rotation or refreshment. The Governance Committee recommends to the Board any proposed changes to committee assignments and leadership and also reviews the operation of the Board generally.
Upon the recommendation of the Governance Committee, in 2023 the Board elected Gen. Dunford as Chair of the CBS Committee and Mr. Donovan as the Chair of the Compensation Committee.

2024 Proxy Statement	10

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Audit Committee

Thomas J. Falk, Chair
David B. Burritt
James O. Ellis, Jr.*
Ilene S. Gordon
Patricia E. Yarrington
All Audit Committee members are independent within the meaning of the NYSE listing standards, applicable Securities and Exchange Commission (SEC) regulations and our Governance Guidelines. In addition, the Board has determined that all members are financially literate within the meaning of the NYSE listing standards and that all members, except Adm. Ellis, meet the SEC’s criteria as audit committee “financial experts.”
2023 Focus Areas	Meetings in 2023: 5

•Business Segment and Program Performance
•Enterprise Risk Management, including the use of AI in Auditing and Accounting
•Audit Plan; Internal Audit Transformation
•Critical Audit Matters Related to Revenue Recognition and Pension Estimates; Retirement Plan Funding

Roles and Responsibilities of the Committee
The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to the integrity of the financial statements and compliance with legal and regulatory requirements. The Audit Committee oversees the Company’s internal audit plan and reviews risks and opportunities to management’s long-term strategy as identified by the Company’s enterprise risk management processes. It is directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s independent auditors, currently Ernst & Young LLP (EY). The Audit Committee also reviews the Company’s policies regarding derivatives and the financial status, investment performance and funding of the Company’s retirement benefit plans. The Audit Committee meets privately with management, internal audit and EY. The functions of the Audit Committee are further described in the “Audit Committee Report” on page 78.

*    Adm. Ellis is not standing for reelection.
Classified Business and Security Committee

Joseph F. Dunford, Jr., Chair
Bruce A. Carlson
John M. Donovan
James O. Ellis, Jr.*
Jeh C. Johnson
All CBS Committee members are independent within the meaning of the NYSE listing standards and our Governance Guidelines and hold appropriate security clearances.
2023 Focus Areas	Meetings in 2023: 3
•Oversight of Classified Program Risk and Strategic Alignment •Oversight of Classified Supply Chain Risk •Security of Personnel, Facilities and Data

Roles and Responsibilities of the Committee
The CBS Committee assists the Board in fulfilling its oversight responsibilities relating to the Company’s classified business activities and the security of personnel, facilities and data (including classified cybersecurity and AI matters). The CBS Committee consists of directors who possess the appropriate security clearance credentials, at least one of whom must be a member of the Audit Committee, none of whom are officers or employees of the Company and all of whom are free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the CBS Committee.

*    Adm. Ellis is not standing for reelection.

11	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Management Development and Compensation Committee

John M. Donovan, Chair
Thomas J. Falk
Ilene S. Gordon
Vicki A. Hollub
Debra L. Reed-Klages
Patricia E. Yarrington
All Compensation Committee members are independent within the meaning of the NYSE listing standards, applicable SEC regulations and our Governance Guidelines.
2023 Focus Areas	Meetings in 2023: 3
•Strategic and Operational Performance •Compensation of CEO and Executive Officers •Pay for Performance; Compensation Risk Oversight

Roles and Responsibilities of the Committee
The Compensation Committee reviews and approves the corporate goals and objectives relevant to the compensation of the CEO and other executive officers, evaluates the performance of the CEO in view of those goals and, either as a committee or together with the other independent members of the Board, determines and approves the compensation philosophy and levels for the CEO and other executive officers. The Compensation Committee administers the Company’s Policy on the Recovery of Incentive-Based Compensation from Executive Officers. The Compensation Committee does not delegate its responsibilities with respect to compensation that is specific to the executive officers. For other employees and for broad-based compensation plans, the Compensation Committee may delegate authority to the CEO or the Senior Vice President and Chief Human Resources Officer, subject to certain limits.
For additional information regarding the role of the Compensation Committee and our compensation practices and procedures, see the “Compensation Committee Report” on page 43 and “Compensation Discussion and Analysis (CD&A)” beginning on page 44.

Nominating and Corporate Governance Committee

Daniel F. Akerson, Chair*
David B. Burritt
Bruce A. Carlson
Joseph F. Dunford, Jr.
Vicki A. Hollub
Jeh C. Johnson
Debra L. Reed-Klages
All Governance Committee members are independent within the meaning of the NYSE listing standards, applicable SEC regulations and our Governance Guidelines.
2023 Focus Areas	Meetings in 2023: 4

•Board Recruitment and Refreshment; Board Diversity and Skills Alignment
•2025 Sustainability Management Plan Goals and Progress, Including Climate Goals
•Oversight of Product Safety, Employee Safety and Health Efforts, Political Spending and Human Rights Risk

Roles and Responsibilities of the Committee
The Governance Committee develops and implements policies and practices relating to corporate governance, including our Governance Guidelines. The Governance Committee assists the Board by selecting candidates to be nominated to the Board, making recommendations concerning the composition of Board committees and overseeing the annual evaluation of the Board and its committees.
The Governance Committee reviews and recommends to the Board the compensation of directors. Our executive officers do not play a role in determining director pay.
The Governance Committee assists the Board in fulfilling its oversight efforts in corporate responsibility, corporate culture, human rights, environmental stewardship (including climate change), government affairs and political spending, ethical business practices, community outreach, philanthropy, diversity, inclusion and equal opportunity, sustainability, and health and safety programs. The Governance Committee monitors compliance and recommends changes to our Code of Conduct. The Governance Committee also has oversight over the Company’s policies and processes for the safety of the Company’s products and services.

*    Mr. Akerson is not standing for reelection.

2024 Proxy Statement	12

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Director Independence, Related Person Transactions and Director Engagement

Director independence is key to our Company’s strong governance
Under the NYSE listing standards and our Governance Guidelines, a director is not independent if the director has a direct or indirect material relationship with the Company. The Board has adopted director independence standards (included in our Governance Guidelines) that set forth certain relationships between the Company and directors and their immediate family members or affiliated entities that the Board has deemed to be material or immaterial for purposes of assessing a director’s independence. If a director has a relationship with the Company that is not addressed in the independence standards, then the independent members of the Board would determine whether or not the relationship is material. The Governance Committee annually reviews the independence of all directors and reports its findings to the full Board.
All of our directors are independent except for our Chairman
The Board has determined that all of our directors are independent under applicable NYSE listing standards except Mr. Taiclet, our President and CEO. The Governance Committee also concluded that all members of each of the Audit, Compensation and Governance Committees are independent within the meaning of the NYSE listing standards, including the additional independence requirements applicable to members of the Audit Committee and Compensation Committee.
In determining that each non-management director is independent, the Board considered the relationships described under “Related person transactions” on page 14, each of which were determined to be immaterial to each individual’s independence. In addition, the Governance Committee and Board considered that the Company, in the ordinary course of business, purchases products and services from, or sells products and services to, companies or institutions at which some of our directors (or their immediate family members) are or have been directors, officers or other employees or have had other relationships. In determining that these relationships did not affect the independence of those directors, the Board considered that none of the directors had any direct or indirect material interest in, or received any special compensation in connection with, the Company’s business relationships with those entities. The Governance Committee and the Board relied on the director independence standards included in our Governance Guidelines to conclude that contributions to a tax-exempt organization by the Company did not create any direct or indirect material interest when assessing director independence.

DIRECTOR NOMINEE INDEPENDENCE

91%
Independent

David B. Burritt
Bruce A. Carlson
John M. Donovan
Joseph F. Dunford, Jr.
Thomas J. Falk
Ilene S. Gordon
Vicki A. Hollub
Jeh C. Johnson
Debra L. Reed-Klages
Patricia E. Yarrington

Not Independent
James D. Taiclet

The kinds of relationships described above that were considered were: Mr. Burritt (trade association directorship); Mr. Donovan (family member’s employer); Gen. Dunford (family member’s employer; non-profit directorship); Adm. Ellis (family members’ employers; corporate directorship); Mr. Falk (family member’s employer); Ms. Gordon (corporate directorship); Ms. Hollub (employer; corporate directorship); Mr. Johnson (corporate directorship; non-profit directorship); and Ms. Reed-Klages (family member’s employer; corporate directorship).

13	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

We assess and transparently disclose related person transactions
The Board has approved a written policy and procedures for the review, approval and ratification, if necessary, of transactions among the Company and its directors, executive officers and their related interests. A copy of the policy is available on the Company’s website at www.lockheedmartin.com/corporate-governance.1 Our policy requires each director and executive officer to complete an annual questionnaire identifying any related interests and persons and to notify the Company of changes in that information. Based on that information, the Company maintains a list of related persons for purposes of tracking and reporting related person transactions.
Under the policy, the Governance Committee will conduct a reasonable prior review of each related person transaction2 and may choose to approve the transaction at its discretion if deemed fair and reasonable to the Company and not inconsistent with the interest of the Company and its stockholders. The Governance Committee will prohibit any related person transaction that it determines to be inconsistent with the interests of the Company and its stockholders. No director may participate in the decision-making process regarding a transaction in which the director may have an interest unless approved by unanimous written consent of the disinterested directors.
Although our policy generally requires that all related person transactions be pre-approved, the Governance Committee has the authority to ratify a transaction (using the same standard of review) if a transaction is identified after it has occurred or commenced. The Governance Committee has also pre-approved certain categories of transactions or relationships, as set forth in the policy. If the Governance Committee declines to approve or ratify a transaction, the related person transaction is referred to management to make a recommendation to the Governance Committee concerning whether the transaction should be terminated or amended in a manner that is acceptable to the Governance Committee.
Related person transactions
The following transactions or relationships are considered to be “related person” transactions under our corporate policy and applicable SEC regulations and NYSE listing standards.
•Employment Relationships: As of December 31, 2023, we employed approximately 122,000 employees and have an active recruitment program for soliciting job applications from qualified candidates. We seek to hire the most qualified candidates and consequently do not preclude the employment of family members of current directors or executive officers. The following non-executive Lockheed Martin employees are related to directors, executive officers or former executive officers: (i) Scott A. Cahill, the son of Timothy S. Cahill, President, Missiles and Fire Control, is employed as a software engineer (2023 salary of $143,641 and annual cash incentive award of $7,006; 2024 base salary of $156,306); and (ii) Dr. Scott Carlson, the son of Gen. Carlson, a member of our board of directors, is employed as a senior staff aeronautical engineer (2023 salary of $174,685 and annual cash incentive award of $12,893; 2024 base salary of $175,585). They each may be eligible to earn an incentive award for 2024 applicable to employees at their level and may participate in other employee benefit plans and arrangements that generally are made available to other employees at the same level (including health, welfare, vacation and retirement plans). Their respective compensation was established in accordance with the Company’s employment and compensation practices applicable to employees with equivalent qualifications, experience and responsibilities, and the Board and executive officers of the Company did not have any direct involvement in setting their individual compensation.
•Financial Services Arrangements: From time to time, the Company has purchased services in the ordinary course of business from financial institutions that beneficially own five percent or more of our common stock. In 2023, the Company paid approximately $4.8 million to State Street Company and its affiliates (including State Street Bank and Trust Company) (collectively, State Street) for investment management, custodial and benefit plan administration fees and approximately $1 million to BlackRock, Inc. and its affiliates for investment management fees. A portion of the fees included in the amounts paid to State Street and BlackRock are estimated based on a percentage of net asset value under management.
1    Under our policy, and consistent with applicable SEC regulations and NYSE listing standards, a related person transaction is any transaction in which the Company was, is or will be a participant, where the amount involved exceeds $120,000, and in which a related person had, has, or will have a direct or indirect material interest. A related person includes any director or director nominee, any executive officer of the Company, any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities or an immediate family member of any person described above.
2     This may include situations where the Company provides products or services to related persons on an arm’s length basis on terms comparable to those provided to unrelated third parties.

2024 Proxy Statement	14

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Our directors actively attend and participate in board meetings
Our directors are fully committed to their Board service. In 2023, there were six Board meetings. All directors on the Board during 2023 attended more than 75 percent of the total Board and committee meetings to which they were assigned and overall attendance of the Board as a whole was 97 percent. Board members are also encouraged to attend the annual meeting of stockholders and all director nominees for the 2024 Annual Meeting attended the 2023 Annual Meeting.
The Board and committees self-assess their performance annually
The Board conducts a self-assessment of Board and committee performance and effectiveness on an annual basis. The self-assessment helps the Governance Committee identify ways to enhance the Board’s and its committees’ effectiveness and track progress in areas targeted for improvement from year-to-year. The evaluation process includes the following steps:

Open-ended questions to solicit candid feedback. Topics covered include:
•Board meeting content, conduct, format and schedule
•Board culture
•Board leadership structure
•Board composition and diversity
•Board accessibility to management
•Potential skills gaps for identifying board candidates
•Committee effectiveness
•Peer assessment to elicit feedback on individual director performance
The independent Lead Director conducts separate, one-on-one discussions with each director to discuss any additional feedback or perspectives.
The Governance Committee and each of the other committees and the full Board review the results of their respective evaluations in private sessions. The Board discussion is led by the independent Lead Director. The individual committee discussions are led by the individual committee chairs.
Apart from the annual discussion, an executive session is scheduled at each meeting and any feedback from the independent directors is communicated to the Chairman by the independent Lead Director.

Feedback incorporated
in 2023:
•Prioritization of Board discussion time on substantive, non-routine matters with focus on challenges and opportunities
•Continuation of mix of virtual and in person meetings in the Board schedule
•Addition of meeting topics on industry-specific accounting and finance and supply chain
•Provide increased business unit strategic information

Board Accountability to Stockholders
The Board and management of the Company believe that accountability to our stockholders is a key element of our success. Management engages regularly with stockholders representing a majority of our outstanding shares both from a financial performance perspective (led by our Investor Relations team) and from a governance perspective (led by our Corporate Secretary’s Office and including representatives from Ethics and Enterprise Assurance, Sustainability, Human Resources and Executive Compensation and, in certain cases, our Lead Director). Similarly, we engage with proponents of stockholder proposals to seek to understand their perspectives. These engagements provide an opportunity for management to both learn from stockholders and share insights into the Company’s strategy, performance and governance model. Management regularly shares feedback from these sessions with the Board and both the Board and management use this feedback to further develop our governance, compensation and sustainability policies and inform our business strategy.

15	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

We have a dynamic stockholder engagement cycle

Topic Highlights
•Climate / environmental stewardship
•Board diversity and refreshment
•Workforce diversity and inclusion
•Human rights and AI risks
•Executive compensation
•Lobbying and political spending
•Stockholder proposals
Key Participants
•Executive Leadership
•Senior Management
•Subject Matter Experts (sustainability, executive compensation, diversity and inclusion)
•Independent Directors (as needed)
Methods of Engagement
•Telephone/video conferences
•Written correspondence & surveys
•Annual meeting of stockholders
•Investor meetings and conferences
•Periodic investor days
•Quarterly earnings calls

•Solicit feedback on governance best practices and trends, executive compensation, human capital management, environmental, social and governance matters and other topics of interest to stockholders
•Discuss stockholder proposals with proponents and actions taken in response to votes
•Respond to investor inquiries and requests for information or engagement

•Publish annual report and proxy statement
•Issue sustainability performance reports and publish sustainability website updates and EEO-1 data
•Specific engagements with stockholders about the voting matters to be addressed at the annual meeting
•Receive and publish voting results for management and stockholder proposals

•Board responds, as appropriate, with continued discussions with stockholders
•Board uses stockholder feedback to enhance our disclosures, governance practices, environmental and social policies and compensation programs
•Discuss and evaluate voting results from annual meeting of stockholders •Stockholder input informs our Board’s consideration of governance and other practices

We actively engage with and respond to our stockholders
Responsiveness to Stockholders. We take accountability seriously and seek feedback through stockholder engagement to understand investor views and preferences, including feedback relating to stockholder proposals. For instance, we engaged actively with the subject matter and proponents of stockholder proposals we received in 2023. While more than 71% of our stockholders supported the Board’s recommendation and voted against a proposal to separate the Chairman and CEO roles, we nevertheless engaged with investors to understand their views and considered their feedback in our decision to maintain our current practice. We acted similarly on the subjects of human rights and greenhouse gas (GHG) emissions when, despite the vast majority of our stock voting in support of the Board’s recommendation and rejecting the stockholder proposals (86% and 65%, respectively), we established a cross-functional focus group to examine strategies to evolve our human rights program and accelerated our decarbonization strategy, engaging in significant work with our value chain. See page 83 for more information. We look forward to continued engagement with our stockholders to understand, learn from and respond to the expectations of our wide range of investors.

Stockholder Outreach. In seeking stockholder perspectives, our senior management team offered during 2023 to engage with a cross section of stockholders representing 50% of our outstanding shares calculated as of December 31, 2023, and engaged with institutions representing 61% of our institutional shares. Our consistent, active and year-round dialogue with stockholders and other stakeholders enables our Board to consider a broad range of viewpoints in boardroom discussions.
Engagement Highlights 114 Engagements 61% of Institutional Shares Outstanding 45% Outstanding Shares

2024 Proxy Statement	16

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Investor Priorities. The Board recognizes the importance of environmental, social and governance topics to our stockholders and continues to seek stockholder input on a range of issues and practices to enhance long-term stockholder value. The investor priorities discussed during 2023 include:
•Board Composition: Continued focus on Board refreshment, by appointing directors with diverse attributes and relevant experience and skill sets that align with our long-term strategy and enhance oversight of emerging and continuing risks, such as cybersecurity and AI;
•Climate and Environmental Stewardship: Assessment of our long-term strategy and shift to a low-carbon future, with a focus on environmental impacts of our products and operations, how we are addressing our Scope 3 GHG emissions, and how sustainability and workforce diversity goals are linked to our annual incentive program through our strategic and operational commitments;
•Human Rights: Human rights policies and risk oversight and human rights impacts of our products; and
•Human Capital Management: Efforts to recruit, develop and retain a diverse and appropriately skilled workforce.
Our investor discussions and the 2023 stockholder votes yielded valuable feedback that informed the Board’s deliberations.
We elect directors using a majority standard in uncontested elections
The Company’s Charter and Bylaws provide for simple majority voting and our Governance Guidelines require that, in any uncontested election of directors, any incumbent director who receives more votes “AGAINST” than votes “FOR” is required to offer his or her resignation for Board consideration.
The Board will act on a tendered resignation within 90 days following certification of the stockholder vote for the annual meeting and will promptly disclose publicly its decision and rationale as to whether to accept or reject the resignation in a press release, in a filing with the SEC or by other public announcement, including a posting on the Company’s website.
Our stockholders have the right to amend our Bylaws
Our Bylaws provide the Company’s stockholders the right to amend the Bylaws by the vote of a majority of the votes entitled to be cast. The authority of the stockholders and the Board to amend the Bylaws is subject to the provisions of the Company’s Charter and applicable statutes. Our Bylaws can be found on the Company’s website at www.lockheedmartin.com/corporate-governance.
We have adopted proxy access in our Bylaws
Our Bylaws permit a stockholder or a group of up to 20 stockholders who together have owned at least three percent of the Company’s outstanding common stock continuously for three years to nominate for election by the Company’s stockholders and include in the Company’s proxy solicitation materials for its annual meeting up to the greater of two directors or 20 percent of the number of directors in office at the time of the proxy access deadline described on page 97.
Our stockholders have the right to call a special meeting
Any stockholder who individually owns 10 percent, or stockholders who in the aggregate own 25 percent, of the outstanding common stock may demand the calling of a special meeting to consider any business properly brought before the stockholders. Our Bylaws do not restrict the timing of a request for a special meeting. The only subject matter restriction is that the Company is not required to call a special meeting to consider a matter that is substantially the same as a matter voted on at a special meeting within the preceding 12 months unless requested by stockholders entitled to cast a majority of the votes at the special meeting.
We have no poison pill
The Company does not have a stockholder rights plan, otherwise known as a “poison pill.” Through our Governance Guidelines, the Board has communicated that it has no intention of adopting one at this time and, if it were to consider adoption of a full or limited stockholder rights plan, the Board would seek stockholder ratification within 12 months of the date of adoption.

17	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Board Oversight of Risk
The Board applies a sophisticated risk oversight model
The Board and its committees undertake an integrated approach to overseeing the Company’s business through a risk- and opportunity-focused lens that balances near- and long-term priorities. Core Board responsibilities include assessing corporate risk tolerance and monitoring management’s processes for identifying and mitigating risks to ensure the Company’s risk exposure is consistent with its strategic objectives. All of our directors have risk management expertise. The Board relies on a sophisticated risk management model and takes a particular interest in the Company’s business strategy, cybersecurity and AI, our people strategy, sustainability, human rights and political and public policy advocacy, each of which is described more fully below.

Board of Directors
While the Board is ultimately responsible for risk oversight, the committees possess primary responsibility for certain risk management oversight, as shown below. The full Board retains primary oversight over areas such as capital structure/allocation, cybersecurity, AI and strategy that are not primarily overseen by a committee. The Board receives regular reports from committees and management covering risks.

Audit Committee
Oversight of financial, legal and compliance risks; the enterprise risk management process, including risk identification, risk assessment and risk management; evaluation of management’s risk mitigation performance; and pension liability risks
Management Development and Compensation Committee Oversight of executive succession planning and incentive compensation risks
Classified Business and Security Committee
Oversight of classified programs and security of personnel, facilities and data-related risks including classified cybersecurity, security of suppliers and the global supply chain within the classified business

Nominating and Corporate Governance Committee
Oversight of risk related to corporate governance, ethical conduct, sustainability, environmental stewardship (including climate change), corporate culture, health and safety programs and community and public relations

Management
Management is responsible for enterprise risk management and the day-to-day handling and mitigation of risks. Corporate executives provide the Board and its committees with reports on enterprise-wide risk, and business segment management provides reports covering segment business and strategic risks. The Chief Operating Officer (COO), Chief Financial Officer (CFO), who is also the Chief Risk Officer, and Senior Vice President, General Counsel and Corporate Secretary report to the Board at every meeting. Each of the Company’s four business segment presidents reports to the Board annually, which include a discussion of risks. The Executive Leadership Team participates in an annual discussion with the Board as part of the strategy review.

2024 Proxy Statement	18

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Our risk management process drives risk-informed decision making
Management is responsible for our Enterprise Risk Management function (ERM), which is designed to (i) provide assurance that key strategic, operational and growth risks are identified and effectively managed; (ii) support the development and implementation of sound risk management practices and risk-informed decision making; (iii) drive risk awareness across the Company; and (iv) create a sustainable risk-based culture. The ERM structure and process is outlined below.
ERM manages risk through risk identification, assessment, controls and mitigation. The two primary components of the enterprise risk management process are an annual enterprise risk assessment and a biennial compliance risk assessment.
•The enterprise risk assessment is prepared annually with the engagement of over 1,700 leaders across the Company, including senior executives and internal audit. ERM uses the results of this engagement to prepare an enterprise risk matrix focusing on the top identified risks, and assigns risk owners and recommended mitigation plans, which are then tracked. The risks assessed are generally ones that could materialize over a one-to-three-year horizon. We also monitor emerging risks, assessed to have reduced immediacy, identified from internal sources, external benchmarking and outside advisors.
•The compliance risk assessment is conducted every two years and includes a survey of approximately 800 subject matter experts on compliance risks and the review of external risk benchmarking. It focuses on specialized areas of compliance risk and sustainability topics, whereas the enterprise risk assessment encompasses strategic and operational risks.
Each of these assessments and recommended mitigation actions are reviewed by the Risk and Compliance Committee and Integrated Risk Council, which are detailed below, and are reported to the Audit Committee. The assessments also inform our public disclosures.
Risk management is not ERM’s responsibility alone and is built into decision making processes at all levels across the enterprise. We view enterprise risk management as inextricably linked with an internal control environment and have an overarching policy that covers both internal control and enterprise risk management. We also have other key processes designed to reduce risk, including executive proposal reviews, disclosure controls committee risk reviews and comprehensive external and internal audit processes.

Spotlight on the Risk and Compliance Committee and the Integrated Risk Council
Management formally reviews enterprise risk management through a Risk and Compliance Committee (RCC) and an Integrated Risk Council (IRC), as well as periodically during Executive Leadership Team meetings. The RCC meets quarterly to (i) oversee the Company’s enterprise risk management program and report to the IRC; (ii) support the Company’s strategic planning process by identifying and managing key risks and opportunities; (iii) provide a forum for business segment and corporate functional representatives to communicate, coordinate and collaborate on their respective risk management activities; (iv) review enterprise sustainability issues and (v) provide a forum for approval of the Company’s mandatory business conduct and compliance training. The next level of review in the process is the smaller IRC, which provides a more strategic perspective. The IRC primarily oversees the RCC and reviews enterprise risk management activities to conduct strategic, operational and compliance risk management; its members inform other senior executives and the Board of those efforts.

19	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

The Board evaluated numerous dynamic and emerging risk focus areas in 2023
As we explain more fully in the skills matrix beginning on page 30, members of our Board have the necessary skills and expertise to address dynamic matters that impact our business, and the Board evaluated a number of dynamic and emerging risk focus areas in 2023 including cybersecurity, AI, political activities and human rights as described below.
We lead the way in applying robust cybersecurity to protect our business
Senior leadership, including our Chief Information Security Officer (CISO), who leads our corporate information security organization, regularly briefs the Board on our cybersecurity and information security posture and apprises the Board of cybersecurity incidents deemed to have a moderate or higher business impact, even if immaterial to us. The CBS Committee is briefed by senior leadership on the cybersecurity of classified programs and the security of our classified business supply chain. Other than oversight of classified business cybersecurity, the full Board retains oversight of cybersecurity because of its importance to Lockheed Martin and the heightened risk in the aerospace and defense industry. In the event of an incident, we intend to follow our detailed incident response playbook, which outlines the steps to be followed from incident detection to mitigation, recovery and notification, including notifying functional areas (e.g. legal), as well as senior leadership and the Board, as appropriate. In addition, assessing, identifying and managing cybersecurity related risks are integrated into our overall enterprise risk management process and we maintain cybersecurity insurance to further mitigate associated risks.
We apply ethics, prudence and training to oversee and deploy artificial intelligence
The Board oversees the Company’s governance of AI and related risks. Senior leadership, including the Chief Technology Officer, discusses our AI strategy with the Board and in 2024 the Board will receive at least two AI briefings. We analyze AI risks through our Enterprise Risk Management process and include AI risk discussions with the Audit Committee. In 2023, senior leadership and subject matter experts discussed with the Audit Committee the use of AI in finance, accounting and auditing applications. The CBS Committee regularly assesses AI matters in the context of our classified programs. The Governance Committee oversees our Sustainability Management Plan, which includes a goal for training AI developers in system engineering approaches to AI ethical principles.
Our Code of Ethics and Business Conduct and our corporate policy “Ethical Development and Use of Artificial Intelligence” together guide Lockheed Martin’s ethical development and use of AI. In 2023, we added AI ethics to our Code of Ethics and Business Conduct and developed and beta tested training materials. We created an AI Ethics Subcommittee in 2020, under the direction of the AI Executive Steering Committee, that oversees AI design, development, deployment and internal use aligned to our adopted principles for the responsible use of AI. These principles are: responsible, equitable, traceable, reliable and governable. We were one of the first large organizations to wholly adopt these principles developed by the U.S. Department of Defense and use them as the foundation for our AI program. This reflects our strong history of ethical use of technology, our Code of Ethics and Business Conduct, and our Core Values. The Artificial Intelligence Ethics Subcommittee includes representatives from all business segments, our Advanced Technology Laboratory and from our human resources, communications, legal, ethics and business transformation functions. The subcommittee meets monthly and reports quarterly to the AI Executive Steering Committee. Both our Chief Engineer and Senior Vice President, Engineering and Technology and our Senior Vice President, Ethics and Enterprise Assurance review performance on a periodic basis and serve as the Executive Leadership Team’s leaders responsible for ethical use of AI.
Our political activities are transparent and consistent with our values
The Governance Committee oversees our government affairs activities and political spending, receives reports from management on these matters, supervises the policies and reviews the purposes and benefits of these activities. To that end, the Company provides extensive information on its website about its political and public policy activities beyond what is required by law. As a company, we are committed to participating in the political and public policy process in a responsible and ethical way. We operate in the highly-regulated global security industry, and our operations are affected by the actions of elected and appointed officials at many levels of government. Our public policy activities include advocacy efforts at the federal and state levels, thought leadership regarding global security trends and other important issues impacting us and our customers, educational outreach and promotion, and other related activities. We only engage in political activities directly related to our core business interests, such as national defense, space exploration, alternative energy technologies, corporate taxes, export policy and international trade. We contribute to public policy debates by participating in various trade and industry associations, as well as engaging directly in advocacy and grassroots communications efforts.
Decisions regarding corporate political and public policy activities are managed by the Senior Vice President, Lockheed Martin Government Affairs, following coordination with individual Lockheed Martin elements in accordance with established policies and procedures, which are ultimately overseen by the Governance Committee. Any political or other public policy activity is non-partisan,

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

complies with all internal policies and procedures, is made solely based upon the best business interests of the Company and its stockholders and is not based on personal agendas of individual directors, officers or employees. We comply with all applicable laws and regulations in connection with our political and public policy activities. Our political activities are audited on a regular basis, in accordance with our established audit schedule; and our inside and outside counsel provides regular guidance regarding compliance with applicable laws and regulation of political activities.
Lockheed Martin’s core business protects — and our business practices respect — human rights
We are proud to be the world’s largest defense contractor and to advance global security through cutting-edge technologies that make the defense forces of the U.S. and its allies more agile, adaptive and unpredictable to promote deterrence and defend human rights. Our primary customers are the U.S. Government and its allies, among which cooperation is critical to maintaining an effective deterrent against global conflict. As described below, we support this goal of deterrence by adhering to U.S. Government oversight and policy objectives for all international sales.
The Board believes that respect for human rights is an essential element of the Company’s long-term success. The Governance Committee reviews and monitors the Company’s policies and procedures regarding corporate responsibility and human rights. The Governance Committee receives regular reports on 2025 Sustainability Management Plan progress, which includes human rights-related goals, and reviewed our Human Rights Policy and 2022 Human Rights Report. The 2022 Human Rights Report is available on our website and provides a comprehensive overview of our human rights related governance policies, principles and due diligence processes that guide our approach, and details our progress on associated programs and goals. Later this Spring, we will be providing additional progress updates through our annual sustainability reporting, including our 2023 Sustainability Performance Report and updates to our sustainability website.
Our commitment to respecting human rights underlies our Code of Conduct, overseen by the Governance Committee, and our Core Values—Do What’s Right, Respect Others and Perform with Excellence. This commitment applies to all employees, the Board and others who represent or act for us. We also expect our suppliers to adhere to our Supplier Code of Conduct, which draws from our Code of Conduct and emphasizes our expectation of respect for human rights. The vast majority of our stockholders have voted in alignment with our approach to human rights, with 86% of the votes cast at our 2023 Annual Meeting voting against a stockholder proposal (advanced by the same proponents of a similar proposal this year) that would have required additional human rights reporting.

Spotlight on Our Human Rights Policy
Our Human Rights Policy includes the following principles:
•Treat employees with respect, promote fair employment practices, provide fair and competitive wages and prohibit harassment, bullying, discrimination, use of child or forced labor and trafficking in persons for any purpose.
•Uphold the laws applying to our business, wherever we operate.
•Seek to minimize the negative consequences of our business activities and decisions on our stakeholders, including by minimizing harm to the environment and conserving natural resources, promoting workplace safety, ensuring accuracy and transparency in our communications and delivering high-quality products and services.
•Contribute to economic and social well-being by investing our resources in innovative products and services, supporting charitable, philanthropic and social causes, participating appropriately in political affairs and public debate to advance and advocate our values (including engaging our customers to balance appropriately the sale and use of our technology against national and international interests) and promoting efforts to stop corrupt practices that interfere with markets, inhibit economic development and limit sustainable futures.

We take a rigorous approach to human rights due diligence
Our human rights due diligence processes are embedded within our comprehensive operating and decision-making practices and procedures; they do not exist as a stand-alone procedure. U.S. Government laws, regulations and policies overlay and guide application of our diligence processes related to international military sales and use of products sold to international customers.
•We have pre-contractual procedures to ensure that new contracts meet our standards and values. Each business segment has implemented proposal review and approval procedures that evaluate risks, which can result in a decision not to bid. Proposals that involve the pursuit of an opportunity related to certain types of products or programs that carry increased risks require review of a multi-disciplinary corporate review committee that is chaired by our Chief Financial Officer and Chief Operating Officer and includes our Senior Vice President of Ethics and Enterprise Assurance, who reports to the Governance Committee.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

•We conduct risk-based anti-corruption due diligence, subject to audit, before entering relationships with third parties, including business development and strategic business consultants. We require international consultants to undergo training on our Code of Conduct and associated business conduct and anti-corruption policies. We will walk away from business rather than risk violating anti-corruption laws and our corporate values.
•Our robust trade compliance program is designed to ensure that sales of our products are conducted in accordance with all international trade laws and regulations of the United States and each foreign country in which we operate.
•We provide oversight of our standards and controls by providing mandatory training, including training on combating human trafficking, to our employees and trusted grievance mechanisms, providing resources and support to our suppliers, and aligning the interests of employees and suppliers within established frameworks. We encourage our employees, suppliers and the general public to report potential human rights violations through our anonymous ethics helpline. We also communicate our expectations to suppliers that they implement supply chain due diligence processes related to conflict minerals in their products.
•Our international military sales are regulated by the U.S. Government and reviewed and approved by the Executive Branch and subject to Congressional oversight. This includes consideration of whether any arms transfer contributes to the risk of human rights abuses and whether they are being used in potential conflict-affected regions. Specifically, the U.S. Conventional Arms Transfer Policy provides that in making arms transfer decisions, the Executive Branch shall consider the national security of the U.S., the effect on the U.S. defense industrial base and U.S. innovation, the relationships with allies and partners, human rights and international humanitarian law and nonproliferation and other factors. Further, the Leahy Law precludes U.S. government support to units of foreign security services that have been implicated by credible information to have been involved with gross human rights violations, and the DOD has established a Civilian Harm Mitigation and Response Action Plan supportive of human rights.
•Additionally, in the Foreign Military Sales (FMS) process, through which we generate the majority of our international sales, the Executive Branch reviews use of our products by non-U.S. customers for compliance with applicable U.S. laws, including the Arms Export Control Act, including for potential human rights violations.
Board Oversight of our Business and People Strategy
The Board takes an active role in overseeing strategic planning
The cornerstone of the Board’s strategic planning oversight is an annual multi-day session dedicated to a discussion of the Company’s strategy, one-year plan and multi-year long-range plan. The Chairman, President and CEO regularly reviews developments against the Company’s strategic framework at Board meetings and provides updates between regularly-scheduled sessions, as necessary, and the COO and CFO similarly share updates and solicit input on the Company’s operational and financial performance against its strategic framework and near-term and long-range plans. Board engagement is integrated into management’s annual schedule for developing the long-range plan and gives the Board the opportunity to provide input while the long-range plan is being developed and to monitor progress on the plan. In addition, the Board and its committees (as applicable):
•Review the progress and challenges to the Company’s strategy and approves specific initiatives, including investments, acquisitions, divestitures and capital expenditures over a certain monetary threshold;
•Review trends identified as significant risks and topical items of strategic interest, such as the Company’s people strategy and cybersecurity, on a regular basis;
•Hold at least one meeting per year at a Company facility where directors can tour the operations, engage directly with employees and experience first-hand the Company’s culture; and
•Meet with senior management on a rotating basis, including business segment presidents who present to the Board, and business segment chief financial officers who present to the Audit Committee.
The Board discusses management succession planning regularly
Our Board is actively engaged in management succession planning and views CEO succession planning as one of its core responsibilities. Annually, the Board meets to review our succession strategy and leadership pipeline for key roles, taking into account the Company’s long-term corporate strategy. CEO succession planning discussions are led by the independent Lead Director and the Board members have direct access to and interaction with members of senior management and high-potential future leaders as part of this succession planning. This activity includes informal and one-on-one settings to enable directors to personally assess potential candidates and cultivate future leaders. The Board of Directors maintains a succession plan for the CEO and other key members of management and has a contingency plan if the CEO were to depart unexpectedly. Company policy imposes a mandatory retirement age of 65 for all executive officers other than the CEO. The CEO’s tenure is at the discretion of the independent members of the Board.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

We have aligned our people strategy with our business strategy
The Board understands that our workforce is a critical asset integral to Lockheed Martin’s business strategy. Due to the specialized nature of our business, our performance depends on identifying, attracting, developing, motivating and retaining a highly skilled, diverse, inclusive workforce in multiple areas, including engineering, science, manufacturing, information technology, cybersecurity, business development, strategy and management. The Board oversees the Company’s people strategy in several ways, including:
•Receiving an Annual Briefing from the Senior Vice President & Chief Human Resources Officer on the Company’s people strategy, including measures used to manage our workforce such as critical skills, demographics, representation, attrition, hiring, promotions, leadership development and talent management, and results from our employee census surveys where we obtain feedback and insight directly from our workforce.
•Including people strategy-related commitments in the management annual incentive program through strategic and operational performance commitments; and
•Engaging with senior executives and high-potential talent as part of its talent development and succession planning efforts.
Our 2023 people strategy focused on three key priorities: Maximize Talent; Advance Technology; and Optimize Culture. In 2024 and beyond, we continue to execute on the Lockheed Martin people strategy and its three strategic imperatives to accelerate transformation.

MAXIMIZE TALENT	ADVANCE TECHNOLOGY	OPTIMIZE CULTURE
•Acquire and Retain Top Diverse Talent at All Levels
•Elevate Technical Talent to Accelerate 21st Century Security Vision
•Increase Executive Successor Pipeline
•Deliver Agile Employee and Leader Development
•Develop and Deploy Competitive Total Rewards Solutions

•Modernize Human Capital Systems to Drive Process Efficiency
•Transform Secured Collaboration Tools and Facilities
•Increase Data Analytic Capability and Transparency
•Transform and Enhance the Hiring and New Employee Experience

•Strengthen Inclusion, Engagement, Diversity and Belonging
•Evolve our Culture to Accelerate OneLM Collaboration and Our Business Strategy
•Accelerate LMForward (an initiative for long-term work and facility solutions for the future)
•Cultivate Union and Represented Employee Engagement and Collaboration
•Leverage Multi-Media Communications to Deepen Employee Mission Connection

Our Company builds diverse, high-performing teams
Our 21st Century Security vision demands high performing and diverse teams. We believe that the highest levels of performance are achieved when employees connect with our customers’ missions, embrace a growth mindset to evolve our business and culture, possess and grow the technical skills needed to be competitive, represent a diverse range of perspectives and experiences and foster an inclusive culture. We are intentional about building high-performing teams and we provide tailored education and engagement programs for our global workforce.
We believe that diversity and inclusion is a business imperative key to our future and to actively attract, develop and retain a diverse workforce and evolve our inclusive culture; we support a robust D&I enterprise strategy focused on expanding our diverse talent pipeline, provide tailored education and engagement programs—including within our recruitment process where we work to attract and create pathways for diverse talent by partnering with Minority-Serving Institutions, strengthening STEM pipelines and providing our recruiters with tools to recruit inclusively—and maintain dedicated resources across our business.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Business Resource Groups (BRGs) remain a strategic enabler of our people strategy. They are open to all employees and are aligned to the demographic categories that we annually report on to the U.S. government, including race/ethnicity, gender, disability and veteran status, and other categories that help us gain a deeper understanding of our workforce to include military service, sexual-orientation and gender identity (which are not part of our annual government submission). The BRGs foster a diverse and inclusive workplace aligned with our organizational mission, values, goals and business practices and drive awareness and change within our organization. Our commitment to the BRGs is demonstrated through our assignment of executive sponsors, our investments in programming, and the formal policies and management we have established to support their governance. Several of our Board members have participated in our BRGs, including Gen. Dunford (MilVets Forum) and Mr. Johnson (Black Excellence Council). In addition, Mr. Taiclet engages with the BRGs through their annual leadership forums. Our Executive Inclusion Council, comprised of the Company’s most senior leaders, reinforces diversity and inclusion as imperative business drivers by becoming advocates and supporting diversity and inclusion within their business segment and key functions.
Through these and other focused efforts, we have improved the diversity of our overall U.S. workforce and within leadership positions, specifically in the representation of women, people of color and people with disabilities. Additionally, veteran representation in our workforce remains outstanding, at almost four times the current annual national percentage of veterans in the civilian workforce.
Employee Profile (as of December 31, 2023):

	Women(a)	People of Color(a)	Veterans(a)	People with Disabilities(a)
Overall	23%	32%	21%	12%
Executives(b)	25%	17%	21%	13%
(a)Based on employees who self-identify. Includes only U.S. employees and expatriates except for women, which also includes local country nationals. Excludes casual workers, interns/co-ops and employees of certain subsidiaries and joint ventures.
(b)Executive is defined as director-level (one level below vice president) or higher.
In addition to these diversity metrics, we publish our annual EEO-1 report data on our website and expect to continue to do so each year. Publication of our EEO-1 data increases transparency and demonstrates our responsiveness to investors.
Our 2023 diversity and inclusion achievements include:

RECRUITING TOP TALENT	FOSTERING AN INCLUSIVE WORKPLACE	SUPPORTING STEM EDUCATION
•Continued improvement of workforce diversity as compared to industry benchmarks
•Selected #1 among Top Supporters of Historically Black College & University Engineering Institutions for 9th consecutive year

•Recognized as a Best Place to Work for LGBT Equality on the Human Rights Campaign’s Corporate Equality Index for 16th consecutive year
•Selected as a Top 50 Employer in Woman Engineer Magazine
•Ranked Top 10 on Forbes’ Best Employers for Veterans List

•Contributed nearly $16 million to nonprofit programs focused on STEM career readiness and access, including groups historically underrepresented in STEM disciplines
•$1.8 million supported Minority-Serving Institutions to enhance student recruitment/retention, summer bridge programs and other computational science, cyber and engineering efforts

Board Oversight of Sustainability
The Governance Committee is primarily responsible for the Board’s oversight of Lockheed Martin’s sustainability efforts. We have a long-standing sustainability program built around fostering innovation, integrity and security across our platforms and services while strengthening communities, caring for the environment and growing responsibly. We do this by integrating sustainability throughout our business strategy, including in operations and product and service innovations. Our 2025 Sustainability Management Plan (SMP), described in this section, provides the framework for this integration, and our efforts are guided by our corporate sustainability policy.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

We integrate sustainability governance through a risk-management lens
We take an integrated approach to managing corporate culture, ethics and business integrity, governance and sustainability issues through a risk management lens. The Governance Committee is responsible for ultimate oversight of our sustainability program, including regular reviews of performance against the SMP. The Governance Committee also approves the Company’s Code of Conduct and reviews our annual sustainability reporting and our topical reporting such as our Human Rights and Climate-Related Risks and Opportunities Report, which are available on our website. Our formal sustainability governance structure is depicted below and its elements are collectively responsible for guiding and implementing our SMP.

Board of Directors Chairman, President and CEO Nominating and Corporate Governance Committee	Executive Leadership Team Chairman, President and CEO Chief Operating Officer Chief Financial Officer SVP Business Functions Business Segment Presidents	Risk and Compliance Committee Chair: Senior Vice President, Ethics and Enterprise Assurance Vice Presidents of business segments and corporate functions	Sustainability Management Team Chair: Director of Sustainability Directors and Senior Managers responsible for functions related to specific sustainability management plan goals

Monitors the Company’s adherence to our Code of Ethics and Business Conduct and oversees performance in corporate sustainability, employee safety and health, ethical business practices and diversity and inclusion.
Oversees the sustainability program and enables business segments and functions to pursue and implement opportunities and practices that support the sustainability policy.
Oversees enterprise risk management to inform Executive Leadership Team and the Board on risk management efforts and provides a forum to review and guide enterprise sustainability initiatives and provide input on SMP execution.
Reviews SMP progress and opportunities for program enhancement and shares internal and external insights and best practices.
We are committed to promoting climate and environmental stewardship
At Lockheed Martin, climate risks and opportunities impact our long-term resiliency as a leader in global security and aerospace. The Board recognizes that companies have a role in meeting the challenge of mitigating and adapting to climate change risks. We seek to understand and address climate risks while leveraging opportunities to foster a strong business model for the future. At our Board’s direction, in 2022 we set—and continue to progress against—the following two aggressive carbon-reduction goals:

Carbon Reduction	Renewable Energy

By 2030, reduce Scope 1 and 2 absolute carbon emissions by 36% from a 2020 baseline.	By 2030, match 40% of electricity used across Lockheed Martin global operations with electricity produced from renewable sources.

Our 2030 goals demonstrate our ongoing commitment to improve our carbon strategy and accelerate our carbon reduction efforts. In 2023, we updated our associated Go Green operational goals to reflect these updated commitments and will report on our progress in our next Sustainability Performance Report expected to be released in April 2024.
We are recognized for our transparent corporate sustainability disclosures

Our Board believes transparency is a good corporate governance practice. We have been recognized globally for our sustainability efforts and disclosures. We publish annual sustainability reporting which is prepared in reference to the Global Reporting Initiative (GRI) Standards and undergoes third-party assurance. We also maintain a dedicated sustainability website and disclosure hub, that serves as an online repository for our sustainability-related disclosures, guidelines, policies and webpage links, including select GRI and Sustainability Accounting Standards Board (SASB) indicators. We publish a Climate-Related Risks and Opportunities report, aligned with the Task Force on Climate-Related Financial Disclosures (TCFD) recommendations, which is available on our website.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Our comprehensive sustainability management plan creates value
Our 2025 SMP, developed through an extensive core issues assessment using stakeholder input and industry trends and released in 2020, defines our sustainability goals and drives our progress toward them. As depicted below, the SMP is centered around four strategic priorities, each of which has subsidiary core issues. The 2025 SMP includes goals and key performance indicators (KPIs) established for each core issue that reflect stakeholder feedback, internal and external trends, and the continued evolution of our business to create value well into the future. These metrics help focus our efforts in the areas that provide value to our stakeholders and our business. We comprehensively report our progress annually in our Sustainability Performance Report.
We engage with our supply chain to enhance their sustainability efforts
We work closely with suppliers to strengthen our communities and foster responsible growth. Our efforts and accomplishments in these areas during the year-long measuring period ended September 30, 2023 included the following:

21.8 percent or $6.6 billion of supplier spend was awarded to 7,355 small businesses including:				Received an “Exceptional” rating from the Defense Contract Management Agency (DCMA) for small business performance on Department of Defense contracts

$1.3B awarded to woman-owned businesses (both large and small)	$678M awarded to veteran-owned businesses (both large and small)	$169M awarded to Alaskan Native and Tribally Owned Corporations	$378M awarded to service-disabled veteran-owned small businesses

In 2023, we launched the RENEWay program that provides suppliers across the aerospace and defense industry a runway to educational resources and action pathways for reducing carbon emissions by accelerating the adoption of renewable electricity. The program, a partnership with Schneider Electric, provides critical resources and expert consultation for suppliers at any stage of their decarbonization journey to navigate the diverse array of options within the renewable energy market and create a procurement strategy. In the initial launch in 2023, we invited 2,000 small manufacturing suppliers to the program, while making RENEWay available to all suppliers on our website. Suppliers gain critical support and renewable electricity education at no cost to them through corporate sponsorship.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

27	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Director Nominees

Proposal 1: Election of Directors	The Board recommends a vote FOR each director nominee

The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following 11 directors for election to the Board for a one-year term. If elected, each director will hold office until the 2025 Annual Meeting and until their successor is elected and qualified. Please see the following pages for additional information on the director nominees.

James D. Taiclet Age: 63 Director Since: 2018

CHAIRMAN

Chairman, President & CEO, Lockheed Martin Corporation Committees: None Other Public Boards: None

David B. Burritt Age: 68 Director Since: 2008

INDEPENDENT

President & CEO, United States Steel Corporation (U.S. Steel) Committees: A, N Other Public Boards: U.S. Steel

Bruce A. Carlson Age: 74 Director Since: 2015

INDEPENDENT

Retired United States Air Force General Committees: C, N Other Public Boards: None

John M. Donovan Age: 63 Director Since: 2021

INDEPENDENT

Retired CEO, AT&T Communications, LLC Committees: C, M* Other Public Boards: Palo Alto Networks, Inc.

Joseph F. Dunford, Jr. Age: 68 Director Since: 2020

INDEPENDENT

Sr Managing Director & Partner of Liberty Strategic Capital; Retired U.S. Marine Corps General; Fmr Chairman of the Joint Chiefs of Staff Committees: C*, N Other Public Boards: Satellogic Inc.

Thomas J. Falk Age: 65 Director Since: 2010

INDEPENDENT

Retired Chairman & CEO, Kimberly-Clark Corporation Committees: A*, M Other Public Boards: None

Ilene S. Gordon Age: 70 Director Since: 2016

INDEPENDENT

Retired Chairman & CEO, Ingredion Incorporated Committees: A, M Other Public Boards: International Paper Company

Vicki A. Hollub Age: 64 Director Since: 2018

INDEPENDENT

President & CEO, Occidental Petroleum Corporation Committees: M, N Other Public Boards: Occidental Petroleum Corporation

Jeh C. Johnson Age: 66 Director Since: 2018

INDEPENDENT

Partner at Paul, Weiss, Rifkind, Wharton & Garrison LLP; Fmr Secretary of Homeland Security Committees: C, N Other Public Boards: MetLife, Inc.; U.S. Steel

Debra L. Reed-Klages Age: 67 Director Since: 2019

INDEPENDENT

Retired Chairman, President & CEO, Sempra Energy Committees: M, N Other Public Boards: Chevron Corporation; Caterpillar Inc.

Patricia E. Yarrington Age: 67 Director Since: 2021

INDEPENDENT

Retired Chief Financial Officer, Chevron Corporation Committees: A, M Other Public Boards: None

A Audit C Classified Business and Security M Management Development and Compensation N Nominating and Corporate Governance * Chair

2024 Proxy Statement	28

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Director Nominees’ Strategic Skills, Core Competencies and Attributes
Our director nominees have the right mix of qualifications and attributes to drive and oversee our Company’s strategy and performance

BOARD INDEPENDENCE	BOARD REFRESHMENT	BOARD DIVERSITY

Only our Chairman & CEO is not independent	7 New Directors in the Past 6 Years	27% Veterans

CORE COMPETENCIES

CEO Leadership Experience	Senior Military / Government Experience	Financial Expertise	Environmental, Social and Governance Expertise	Cybersecurity Expertise

7 Directors	3 Directors	8 Directors	9 Directors	4 Directors

STRATEGIC SKILLS

Lead	Innovate

21st Century Security / Defense Industry Transformation	AI, Autonomy, Advanced Comms, Hypersonics, Space
4 Directors	4 Directors

5G.MIL®/ Digital & Networking Open Architecture	Business and Digital Transformation
2 Directors	7 Directors

Drive	Grow

Operational Execution and Efficiency	International Business Expansion
11 Directors	10 Directors

Supply Chain Excellence	Business Model / Commercial Partnerships
5 Directors	7 Directors

M&A Expertise
9 Directors

29	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

We seek directors with strategic skills, core competencies and attributes that align with the Company’s business and mission
The core competencies and strategic skills that the Board values align with our mission and strategic objectives to Lead, Innovate, Drive and Grow to make 21st Century Security a reality. We believe the Board is more effective by collectively having a mix of these core competencies and strategic skills and these have been enhanced through recent refreshment and ongoing director development.

CORE COMPETENCIES

Senior Leadership Experience. All directors have senior leadership experience. We look to have a balance of directors with public company CEO leadership experience, public company CFO experience and other experience managing large, complex organizations.

Cybersecurity Expertise. Directors with experience in cybersecurity, intelligence and data protection, including U.S. cybersecurity policy and the U.S. Government’s cybersecurity efforts and cybersecurity threats, contribute to the Board’s oversight of cybersecurity risks and digital transformation efforts.

Financial Expertise. All directors have the ability to understand financial statements. Directors who qualify as an “audit committee financial expert” have additional education and experience that enables them to provide additional oversight of financial statements and capital allocation decisions as well as important financial metrics in measuring our performance.

Senior Military / Government Experience. Directors with experience serving in senior military or government roles bring an important perspective; a background in managing large, complex diverse organizations and understanding of our customers and relevant policy issues.

Environment, Social and Governance Expertise. Directors with environment, social and governance experience, including employee safety and health, climate-related risks, political risks and cybersecurity, play an important role in the Board’s oversight of risks and the Company’s sustainability initiatives.

STRATEGIC SKILLS

Lead

21st Century Security / Defense Industry Transformation. We are leading transformation in our industry to support our customers’ needs for rapid, advanced solutions to promote deterrence and address an evolving threat landscape and an agile, resilient defense industrial base. Our 21st Century Security strategy takes the best of defense and commercial technology and business practices to make forces agile, adaptive and unpredictable, so that they stay ready for any mission—today and in the future. Directors with experience in leading transformation in the defense, commercial and telecom sectors provide important perspectives as we execute industry partnerships and bring these sectors together to deliver transformational capabilities for national defense.

5G.MIL / Digital & Networking Open Architecture. Lockheed Martin’s 5G.MIL solutions integrate military communications with tactical gateway capabilities and enhanced 5G technology to enable seamless, resilient and secure connectivity and data flow across all battlefield assets. Directors with industry experience or technological expertise contribute to an understanding of network-enabled technologies and open architectures to enable our 21st Century Security strategy.

Innovate

AI, Autonomy, Advanced Comms, Hypersonics, Space. Advancing and deploying technologies including AI, Autonomy, Advanced Communications, Hypersonics and Space are key priorities for the Company. Directors with technology and mission focused backgrounds contribute to an understanding of these technology priorities and our oversight of key investments in these areas.

Business and Digital Transformation. Directors with experience in business processes and systems and their evolution provide valuable insights as we execute our mission-driven business and digital transformation program that is critical to innovate and deliver the speed, agility and insights our customers need.

Drive

Operational Execution and Efficiency. Our future success requires us to drive a culture of operational excellence, efficiency and consistent performance. Directors with experience in areas such as complex manufacturing and other large, complicated operations contribute to the understanding of these challenges.

Supply Chain Excellence. Lockheed Martin has a diverse and complex multi-tiered supply chain that is critical to our success. Directors with expertise in the management of relationships with suppliers provide important perspectives on managing supply chain challenges and driving its affordability and resiliency.

Grow

International Business Expansion. We are a global business with a presence in more than 50 countries. One of our key growth priorities is to expand our business internationally. Directors with experience understanding the complexities and risks of international business help the Company to achieve this goal.

M&A Expertise. We look to leverage inorganic growth and portfolio alignment by pursuing strategically aligned targets with ventures, acquisitions and other investments as well as dispositions. Directors with mergers and acquisitions experience contribute to the Board’s understanding of these opportunities.

Business Model / Commercial Partnerships. A key element of our 21st Century Security strategy is to collaborate with innovative commercial companies outside of the traditional A&D industry to leverage their technologies for military applications as well as to develop new business models for the defense industry. Directors with commercial experience contribute to an understanding of these new business models and related growth opportunities.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Our directors’ strategic skills, core competencies and attributes complement each other and enable effective oversight
The chart below illustrates how the director nominees individually and collectively represent the key skills and competencies that the Board has identified as valuable. Our directors possess familiarity with all of the skills and competencies set out below, and we have identified those areas where they demonstrate particular skills and competence. The chart also provides the personal attributes of the director nominees. Director nominees are listed by tenure in descending order from left to right.

Lead
21st Century Security / Defense Industry Transformation						●	●		●		●

5G.MIL / Digital & Networking Open Architecture							●				●

Innovate
AI, Autonomy, Advanced Comms, Hypersonics, Space			●				●		●		●

Business and Digital Transformation	●	●	●				●	●		●	●

Drive
Operational Execution and Efficiency	●	●	●	●	●	●	●	●	●	●	●

Supply Chain Excellence	●	●			●		●	●

Grow
International Business Expansion	●	●		●	●	●	●	●	●	●	●

Business Model /Commercial Partnerships	●	●		●	●		●	●			●

M&A Expertise	●	●		●	●	●	●	●		●	●

Senior Leadership Experience	CEO	Chair and CEO	Four-Star General	Chair and CEO	CEO	Cabinet Sec.	Chair and CEO	Chair and CEO	Four-Star General	CFO	CEO

Financial Expertise	●	●		●	●		●	●		●	●

Environment, Social and Governance Expertise	●	●	●	●	●	●	●	●		●

Cybersecurity Expertise						●	●		●		●

Senior Military / Government Experience			●			●			●

Race / Ethnicity	White	White	White	White	White	Black	White	White	White	White	White

Veteran of the U.S. Armed Forces			●				●		●

Gender	M	M	M	F	F	M	M	F	M	F	M

Age	68	65	74	70	64	66	63	67	68	67	63

Tenure (rounded years)	16	14	9	8	6	6	6	4	4	3	2

	11+ years		6-10 years					1-5 years

31	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Director Nominee Biographies

	David B. Burritt Independent Director Director since 2008 Age 68 Committees Audit; Nominating and Corporate Governance		Bruce A. Carlson Independent Director Director since 2015 Age 74 Committees Classified Business and Security; Nominating and Corporate Governance

Experience, Strategic Skills and Core Competencies		Experience, Strategic Skills and Core Competencies
Business Model / Commercial Partnerships	Business and Digital Transformation	AI, Autonomy, Advanced Comms, Hypersonics, Space	Business and Digital Transformation
CEO, COO and CFO Leadership Experience	Environment, Social and Governance Expertise	Environment, Social and Governance Expertise	Operational Execution and Efficiency
Financial Expertise	International Business Expansion	Senior Military / Government Experience
Operational Execution and Efficiency	Supply Chain Excellence
M&A Expertise

Notable Expertise Provided to the Board		Notable Expertise Provided to the Board

•Expertise in public company accounting, risk management, disclosure, financial system management, manufacturing and commercial operations and business transformation from roles as CEO and CFO at United States Steel Corporation (U.S. Steel) and CFO and Controller at Caterpillar Inc.
•Over 40 years’ experience with the demands and challenges of manufacturing operations and the global marketplace from his positions at U.S. Steel and Caterpillar Inc.

•Industry-specific expertise and knowledge of our core customer, including aircraft and satellite development and acquisition experience from his service in senior leadership positions with the military
•Experience with the demands and challenges associated with managing large organizations from his service as a Commander and Joint Staff Director of the Joint Chiefs and the National Reconnaissance Office
•Skilled in executive management, logistics and military procurement

Selected Professional Experience		Selected Professional Experience

•President and CEO of U.S. Steel since 2017
•President and COO of U.S. Steel in 2017
•Executive Vice President and CFO of U.S. Steel from 2013 to 2017
•CFO of Caterpillar Inc. until his retirement in 2010, after more than 32 years with the company

•Chairman of Utah State University’s Space Dynamics Laboratory Guidance Council since June 2013 and chairman of its board of directors since 2018
•Director of the National Reconnaissance Office from 2009 to 2012
•Four Star U.S. Air Force General retiring in 2009 after more than 37 years of service, including as Commander, Air Force Materiel Command at Wright-Patterson AFB; Commander, Eighth Air Force at Barksdale AFB; and Director for Force Structure, Resources and Assessment (J-8) for the Joint Staff

Other Public Company Boards Within Last 5 years		Other Public Company Boards Within Last 5 years
U.S. Steel (Executive Committee) (2017 - present)		Benchmark Electronics Inc. (2017 - 2021)

2024 Proxy Statement	32

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

	John M. Donovan Independent Director Director since 2021 Age 63 Committees Classified Business and Security; Management Development and Compensation, Chair		Joseph F. Dunford, Jr. Independent Director Director since 2020 Age 68 Committees Classified Business and Security, Chair; Nominating and Corporate Governance

Experience, Strategic Skills and Core Competencies		Experience, Strategic Skills and Core Competencies
21st Century Security / Defense Industry Transformation	5G.MIL / Digital & Networking Open Architecture	21st Century Security / Defense Industry Transformation	AI, Autonomy, Advanced Comms, Hypersonics, Space
AI, Autonomy, Advanced Comms, Hypersonics, Space	Business and Digital Transformation	Cybersecurity Expertise	International Business Expansion
Business Model / Commercial Partnerships	CEO and CTO Leadership Experience	Operational Execution and Efficiency	Senior Military / Government Experience
Cybersecurity Expertise	Financial Expertise
International Business Expansion	M&A Expertise
Operational Execution and Efficiency

Notable Expertise Provided to the Board		Notable Expertise Provided to the Board

•Expertise in technology and innovation, including the transition to 5G networks, artificial intelligence and machine learning
•Skilled in overseeing global information, software development, supply chain, network operations and big data organizations
•Experience in cybersecurity, including Lead Independent Director of a leading cybersecurity company and Cybersecurity & Infrastructure Security Agency (CISA) committee leadership

•Industry-specific expertise and knowledge of our core customer from his service in senior leadership positions with the military
•Experience with the demands and challenges associated with managing large organizations from his service as a Commander and Chairman of the Joint Chiefs of Staff
•Skilled in executive management, logistics, military procurement and cybersecurity threats

Selected Professional Experience		Selected Professional Experience

•CEO of AT&T Communications, LLC, a wholly-owned subsidiary of AT&T Inc. responsible for AT&T’s telecommunications and video services, from 2017 until his retirement in 2019
•Chief Strategy Officer and Group President of AT&T Technology and Operations from 2012 to 2017
•Chief Technology Officer of AT&T from 2008 to 2012
•Chair of the President’s National Security Telecommunications Advisory Committee from 2019 to 2023

•Senior managing director and partner of Liberty Strategic Capital and member of the firm’s investment committee since 2022
•Four Star U.S. Marine Corps General retiring in 2019 after more than 40 years of service, including as the 19th Chairman of the Joint Chiefs of Staff from 2015 to 2019; 36th Commandant of the Marine Corps and the Commander of all U.S. and NATO Forces in Afghanistan
•Chairman of the Board, Adams Presidential Center (non-profit)

Other Public Company Boards Within Last 5 years		Other Public Company Boards Within Last 5 years
Palo Alto Networks, Inc. (Lead Director, ESG and Nominating, co-chair; Security Committee, Chair; Compensation and People) (2012 - present)		Satellogic Inc. (2022 - present)

33	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

	Thomas J. Falk Independent Director Director since 2010 Age 65 Committees Audit, Chair; Management Development and Compensation		Ilene S. Gordon Independent Director Director since 2016 Age 70 Committees Audit; Management Development and Compensation

Experience, Strategic Skills and Core Competencies		Experience, Strategic Skills and Core Competencies
Business and Digital Transformation	Business Model / Commercial Partnerships	Business Model / Commercial Partnerships	Chairman and CEO Leadership Experience
Chairman, CEO and COO Leadership Experience	Environment, Social and Governance Expertise	Environment, Social and Governance Expertise	Financial Expertise
Financial Expertise	International Business Expansion	International Business Expansion	M&A Expertise
M&A Expertise	Operational Execution and Efficiency	Operational Execution and Efficiency
Supply Chain Excellence

Notable Expertise Provided to the Board		Notable Expertise Provided to the Board

•Experience with the demands and challenges associated with managing global organizations from his experience as Chairman and CEO of Kimberly-Clark Corporation
•Knowledge of financial system management, public company accounting, disclosure requirements and financial markets
•Skilled in manufacturing, human capital management, compensation, governance and public company boards

•Experience with the demands and challenges associated with managing global organizations from her experience as Chairman, President and CEO of Ingredion Incorporated
•Knowledge of financial system management, public company accounting, disclosure requirements and financial markets
•Skilled in marketing, human capital management, compensation, governance and public company boards

Selected Professional Experience		Selected Professional Experience

•Executive Chairman of Kimberly-Clark Corporation from January 2019 through December 2019
•Chairman and CEO of Kimberly-Clark from 2003 until December 2018 (CEO since 2002)
•President and COO of Kimberley-Clark from 1999 to 2002
•Executive Chairman of Ingredion Incorporated from January 2018 through July 2018 •Chairman, President and CEO of Ingredion from 2009 until December 2017

Other Public Company Boards Within Last 5 years		Other Public Company Boards Within Last 5 years
Kimberly-Clark Corporation (2003 - 2019)
International Paper Company (Governance, Chair; Management Development and Compensation; Executive; Presiding Director from 2019-2023) (2012 - present)
International Flavors & Fragrances, Inc. (2021 - 2023)

2024 Proxy Statement	34

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

	Vicki A. Hollub Independent Director Director since 2018 Age 64 Committees Management Development and Compensation; Nominating and Corporate Governance		Jeh C. Johnson Independent Director Director since 2018 Age 66 Committees Classified Business and Security; Nominating and Corporate Governance

Experience, Strategic Skills and Core Competencies		Experience, Strategic Skills and Core Competencies
Business Model / Commercial Partnerships	CEO and COO Leadership Experience	21st Century Security / Defense Industry Transformation	Cybersecurity Expertise
Environment, Social and Governance Expertise	Financial Expertise	Environment, Social and Governance Expertise	International Business Expansion
International Business Expansion	M&A Expertise	M&A Expertise	Operational Execution and Efficiency
Operational Execution and Efficiency	Supply Chain Excellence	Senior Military / Government Experience

Notable Expertise Provided to the Board		Notable Expertise Provided to the Board

•Broad insight and experience with the demands and challenges associated with managing global organizations from her experience as President and CEO of Occidental Petroleum Corporation and more than three decades in executive and operational roles, including leading the $55 billion merger with Anadarko Petroleum Corporation
•Expertise in core customer markets in the Middle East region and Latin America
•Skilled in enterprise risk management, environmental, safety and sustainability, including leading carbon capture, utilization and storage and other decarbonization initiatives

•Expertise in national security, leadership development and organizational preparedness from his service as U.S. Secretary of Homeland Security
•Industry-specific expertise and insight into our core customers, including requirements for acquisition of products and services, from prior senior leadership positions with the military
•Experience with large organization management and assessing human resources, equipment, cybersecurity and financial requirements, as well as reputational risks

Selected Professional Experience		Selected Professional Experience

•President and Chief Executive Officer of Occidental Petroleum Corporation since 2016
•President and COO of Occidental from 2015 to 2016
•Senior Executive Vice President, Occidental and President, Oxy Oil and Gas - Americas from 2014 to 2015
•Executive Vice President, Occidental and Executive Vice President, U.S. Operations and Oxy Oil and Gas from 2013 to 2014

•Partner at the international law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP, and co-head of the Cybersecurity and Data Protection practice, since 2017
•U.S. Secretary of Homeland Security from 2013 to 2017
•General Counsel of the U.S. Department of Defense and U.S. Department of the Air Force
•Director of the Council on Foreign Relations

Other Public Company Boards Within Last 5 years		Other Public Company Boards Within Last 5 years
Occidental (2015 - present)		MetLife, Inc. (Audit; Governance and Corporate Responsibility) (2023 - present) U.S. Steel (Audit; Corporate Governance & Sustainability) (2020 - present)

35	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

	Debra L. Reed-Klages Independent Director Director since 2019 Age 67 Committees Management Development and Compensation; Nominating and Corporate Governance		James D. Taiclet Chairman, President and CEO Director since 2018 Age 63 Committees None

Experience, Strategic Skills and Core Competencies		Experience, Strategic Skills and Core Competencies
Business and Digital Transformation	Business Model / Commercial Partnerships	21st Century Security / Defense Industry Transformation	5G.MIL / Digital & Networking Open Architecture
Chairman, CEO and COO Leadership Experience	Environment, Social and Governance Expertise	AI, Autonomy, Advanced Comms, Hypersonics, Space	Business and Digital Transformation
Financial Expertise	International Business Expansion	Business Model / Commercial Partnerships	Chairman and CEO Leadership Experience
M&A Expertise	Operational Execution and Efficiency	Cybersecurity Expertise	Environment, Social and Governance Expertise
Supply Chain Excellence		Financial Expertise	International Business Expansion
		M&A Expertise	Operational Execution and Efficiency
Supply Chain Excellence

Notable Expertise Provided to the Board		Notable Expertise Provided to the Board

•Experience with the demands and challenges associated with managing global organizations from her experience as Chairman, President and Chief Executive Officer of Sempra Energy
•Skilled in enterprise risk management, environmental stewardship, safety, sustainability, digital transformation and developing global partnerships
•Knowledge of financial system management, compensation, governance and public company board experience

•Effective leadership and executive experience as Chairman, President and CEO of Lockheed Martin Corporation and American Tower Corporation
•Expertise in management at large-scale, multinational corporations, including regulatory compliance, corporate governance, capital markets and financing, strategic planning and investor relations
•Industry-specific expertise from service as a U.S. Air Force officer and pilot and as an executive at Lockheed Martin, Honeywell Aerospace Services and Pratt & Whitney

Selected Professional Experience		Selected Professional Experience

•Executive Chairman of Sempra Energy from May 2018 to December 2019
•Chairman (2012-2018), President (2017-2018) and CEO (2011-2018) of Sempra Energy
•Executive Vice President of Sempra Energy and President and CEO of SDG&E and SoCalGas, Sempra Energy’s regulated California utilities
•President, COO and CFO of SDG&E and SoCalGas

•Chairman since March 2021 and President and CEO of Lockheed Martin since June 2020
•Chairman, President and CEO of American Tower Corporation from 2004 until March 2020 and Executive Chairman from March 2020 to May 2020
•President of Honeywell Aerospace Services, a unit of Honeywell International and Vice President, Engine Services at Pratt & Whitney, a unit of then United Technologies Corporation

Other Public Company Boards Within Last 5 years		Other Public Company Boards Within Last 5 years
Chevron Corporation (Audit, Chair) (2018 - present) Caterpillar Inc. (Presiding Director, Nominating and Governance, Chair, Executive) (2015 - Present)		American Tower Corporation (2004 - 2020)

2024 Proxy Statement	36

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Patricia E. Yarrington Independent Director Director since 2021 Age 67 Committees Audit; Management Development and Compensation

Experience, Strategic Skills and Core Competencies
Business and Digital Transformation	CFO Leadership Experience
Environment, Social and Governance Expertise	Financial Expertise
International Business Expansion	M&A Expertise
Operational Execution and Efficiency

Notable Expertise Provided to the Board

•Expertise in public company accounting, risk management, disclosure and financial system management from her role as CFO at Chevron Corporation
•Over 38 years of experience with the demands and challenges of the global marketplace from her positions at Chevron
•Experience leading the financial operations aspects of digital and business transformation while CFO of Chevron

Selected Professional Experience

•Vice President and Chief Financial Officer of Chevron Corporation from 2009 to 2019
•Previously at Chevron, Vice President and Treasurer, 2007-2008; Vice President of Policy, Government and Public Affairs, 2002-2007 and Vice President of Strategic Planning, 2000 to 2002
•Served as director of Chevron Phillips Chemical Company LLC (a 50-50 joint venture with Phillips 66) and the Federal Reserve Bank of San Francisco, serving as the Chairman of the Bank’s board from 2013 to 2014

Other Public Company Boards Within Last 5 years
None

37	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Director Nomination Process
Our Board undertakes a rigorous director selection process and uses board refreshment to adapt to changing business needs
Our Board seeks to operate with the highest degree of effectiveness, supporting a dynamic boardroom culture that encourages diverse, independent thought and intelligent debate on critical matters to achieve a higher level of success for the Company and its stockholders. Achieving this goal requires the right mix of people who bring diverse perspectives, characteristics, business and professional experiences, and competencies, as well as professional integrity, sound judgment and collegiality. The Board regularly considers potential director candidates using the following process.

Assess the Board’s needs
The Governance Committee considers both the short- and long-term strategies of the Company to determine what current and future skills and experience are required of the Board in exercising its oversight function and considering potential retirements and resignations. Board succession planning is a topic on every Governance Committee meeting agenda.

1

Identify candidates
When identifying and selecting director nominees, the Governance Committee screens and recommends candidates for nomination by the Board. The Governance Committee identifies potential board candidates through two primary channels:
•Internal executive search team: The Company’s internal executive search team sources and compiles a list of prospective candidates.
•Informal networks: Board members may recommend potential candidates from their own business and professional networks to the Governance Committee for consideration.
In identifying candidates, the Governance Committee actively seeks out diverse candidates as described under “Our directors are committed to Board diversity” on page 39. Director candidates also may be identified by stockholders and will be evaluated under the same criteria applied to other director nominees and considered by the Governance Committee. Information on the process and requirements for stockholder nominees may be found in Sections 1.10 and 1.11 of our Bylaws (available at www.lockheedmartin.com/corporate-governance).

2

Review and evaluate candidates
Our Governance Guidelines (available at www.lockheedmartin.com/corporate-governance) list criteria against which the Governance Committee evaluates candidates. In addition, the Governance Committee considers, among other things:
•input from the Board’s self-assessment process to prioritize areas of expertise that were identified;
•investor feedback and perceptions;
•alignment of the candidates’ skills and competencies to the Company’s future strategic challenges and opportunities;
•the needs of the Board in light of expected Board retirements or resignations;
•a balance between public company and government customer-related experience;
•candidates’ gender and race/ethnicity; and
•for incumbent directors, attendance, past performance on the Board, the director’s other time commitments and contributions to the Board and their respective committees.

3

Interview candidates The Chairman and independent Lead Director interview candidates that the Governance Committee has determined satisfy the evaluation criteria and would add value to the Board.
4

Recommend candidate to the Board
The Governance Committee recommends to the Board the candidate that best fits the needs of the Board at that time. Prior to any formal action, other independent members of the Board are offered the opportunity to interview the prospective candidate.

5

2024 Proxy Statement	38

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Our directors are committed to Board diversity
Diversity in skills and backgrounds ensures that the widest range of options and viewpoints are expressed in the boardroom. To this end, the Board seeks to identify candidates with areas of knowledge or experience that will expand or complement the Board’s existing expertise in overseeing a technologically advanced global security and aerospace company. Furthermore, in 2022, the Board amended our Governance Guidelines to expressly state the Governance Committee’s commitment to actively seeking out highly qualified women and individuals from minority groups as well as candidates with diverse backgrounds, experiences and skills as part of each search the Company undertakes. The Governance Committee implements these guidelines in the identification and review of Board candidates and assesses the effectiveness of these guidelines by including questions regarding the diversity of the Board membership in the Board’s annual self-evaluation. The current composition of our Board and recent refreshment reflects those efforts and the importance of diversity to our Board.
Our Board considers director tenure
Board refreshment over time is critical to ensuring that the Board as a whole maintains an appropriate balance of tenure, diversity, skills and experience. The Board believes it is desirable to maintain a mix of longer-tenured, experienced directors that have developed increased knowledge and insight into the Company’s operations, and newer directors with fresh perspectives and new ideas. The Board’s Bylaws and Governance Guidelines provide that a director is not eligible to be renominated for election at the annual meeting following their 75th birthday unless an exemption is granted by action of the Board. In considering whether to grant such an exemption, the Board will consider the expertise, experience, background and perspectives of the director and their ongoing contributions to the Board. We do not have term limits for directors as they may sometimes result in losing the contribution of experienced directors who have over time developed a deep understanding of the Company and its operations. Each director’s continued tenure will be re-considered annually as part of the annual Board self-evaluation and nomination process. The Board has undergone significant refreshment over the past several years.
Director Commitments, Onboarding and Stock Ownership Guidelines
Our Board evaluates directors’ other commitments
The Board recognizes that its members benefit from service on the boards of other companies and it encourages such service within specified limits. The Board also believes that it is critical that directors dedicate sufficient time to their service on the Company’s Board. Directors must notify the CEO, independent Lead Director and Senior Vice President, General Counsel and Corporate Secretary before accepting an invitation to serve on the board of any other public company. The Governance Committee reviews and determines whether or not the position would affect the director’s ability to serve on the Company’s Board. The Governance Guidelines limit public company board service without obtaining the approval of the Governance Committee, as set forth below.

DIRECTORS A director may not serve on the boards of more than 4 public companies (including Lockheed Martin)	PUBLIC COMPANY CEO Active CEOs or equivalent may not serve on the boards of more than 3 public companies (including Lockheed Martin)	AUDIT COMMITTEE Audit Committee members may not serve on more than 3 public company audit committees (including Lockheed Martin)
The Governance Committee also has oversight responsibility for reviewing new commitments or changes in responsibility that could potentially interfere with a director’s ability to perform his or her duties and responsibilities, including conflicts of interest, independence or related person transactions, regulatory issues and time commitments. Directors are expected to resign upon any significant change in principal employment or responsibilities unless the Governance Committee approves their continued service. The Governance Committee reviews and determines whether the change affects the director’s ability to continue on the Board, considering any potential conflicts of interest, independence or related person transactions, regulatory issues and time commitments.
Our directors receive extensive onboarding and pursue continuing education
New directors are provided a comprehensive orientation about the Company, including our business operations, strategy and governance. New directors have one-on-one sessions with the CEO, the independent Lead Director, other directors and members of senior management. New Audit Committee members also have one-on-one sessions with the Company’s independent auditors. Members of our senior management regularly review with the Board the operating plan of each of our business segments and the

39	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Company as a whole. The Board also conducts periodic site visits to our facilities as part of its regularly scheduled Board meetings and directors are encouraged to visit sites on an ad hoc basis and meet one-on-one with members of senior management and other employees. Directors are encouraged to attend outside director continuing education programs sponsored by educational and other institutions to assist them in staying abreast of developments in corporate governance and critical issues relating to the operation of public company boards.
We require directors to own a significant amount of Lockheed Martin stock
To align their interests with the long-term interests of our stockholders, non-employee directors have five years from the time they join the Board to achieve stock ownership levels (common stock or stock units) equivalent to five times the annual cash retainer. As of December 31, 2023, each non-employee director met the stock ownership guidelines or is on track to timely satisfy them. Mr. Taiclet, as CEO, is subject to the stock ownership requirements described in “Stock Ownership Requirements for Key Employees” on page 57.
Director Compensation
Director compensation is an important tool used to attract and retain qualified directors and to address the time, effort, expertise and accountability required of active Board membership. The Governance Committee annually reviews publicly available data for the companies in the comparator group we use for benchmarking executive compensation disclosed in the Compensation Discussion and Analysis and makes recommendations to the Board regarding compensation for non-employee directors.
Although the Governance Committee reviews director compensation annually, it has been the practice of the Governance Committee to recommend changes no more frequently than every two years and when making changes to set compensation above the median with the expectation that compensation will decline relative to the median over the two year cycle. In 2023, Meridian, acting as independent compensation consultant to the Governance Committee, assisted in its review of director compensation and best practices in director compensation design. Based upon that review and the market data, the Board did not make any changes to director compensation in 2023. The last changes to director compensation were approved by the Board in September 2022 and were effective January 1, 2023. Equity is granted once annually and the cash retainers are paid in quarterly installments.

Annual Compensation
$170,000 Equity Retainer	$170,000 Cash Retainer

$55,000
Lead Independent Director Cash Retainer
$35,000
Audit Committee Chair Cash Retainer
$30,000
Compensation Committee Chair Cash Retainer
$25,000
Other Committee Chair Cash Retainers

Equity Compensation
The annual equity retainer is paid in stock units under the Lockheed Martin Corporation Amended and Restated Directors Equity Plan (Directors Equity Plan). Except in certain circumstances, stock units vest 50 percent on June 30 and 50 percent on December 31 following the grant date. Stock units become fully vested upon a change in control or a director’s retirement, death or disability. Vested stock units are distributed upon a director’s termination of service, at the director’s election, in whole shares of stock or in cash, and in a lump sum or in up to 20 annual installments. Prior to distribution, a director has no voting, dividend or other rights with respect to the stock units, but is credited with additional stock units representing dividend equivalents as they are accrued (converted to stock units based on the closing price of our stock on the dividend payment dates).
A director who has satisfied the Board’s stock ownership guidelines may elect to have their annual award of stock units (together with any dividend equivalents thereon) paid in a lump sum in whole shares of stock or in cash on the first business day of April following the first anniversary of the grant date. Any director who has not elected early payments or has not satisfied the stock ownership guidelines will have vested stock units paid (along with any accumulated dividend equivalents) upon termination or retirement from the Board.

2024 Proxy Statement	40

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Although the Directors Equity Plan authorizes the grant of stock units or stock options, in June 2014, the Board approved a resolution to the effect that each non-employee director would elect to receive the annual equity retainer in the form of stock units for each year beginning with 2015 and would not elect options to purchase shares unless the Board resolution is further amended or revoked.
Deferred Compensation
Non-employee directors may defer the cash portion of their fees under the Lockheed Martin Corporation Directors Deferred Compensation Plan (Directors Deferred Compensation Plan). At the director’s election, deferred amounts track the performance of: (i) the investment options available under the Deferred Management Incentive Compensation Plan (DMICP), the deferred compensation plan for employees, or (ii) our common stock (with dividends reinvested). Deferred amounts are distributed in a lump sum or in up to 15 annual installments commencing at a time designated by the director following termination of service.
2023 Director Compensation Table
The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2023. Mr. Taiclet did not receive separate compensation for service as a director of the Company during 2023.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
(a)	(b)	(c)	(g)	(h)
Daniel F. Akerson	250,000	170,000	184	420,184
David B. Burritt	170,000	170,000	—	340,000
Bruce A. Carlson	170,000	170,000	1,012	341,012
John M. Donovan	190,000	170,000	1,000	361,000
Joseph F. Dunford, Jr.	186,667	170,000	—	356,667
James O. Ellis, Jr.	178,333	170,000	2,750	351,083
Thomas J. Falk	205,000	170,000	10,994	385,994
Ilene S. Gordon	180,000	170,000	12,889	362,889
Vicki A. Hollub	170,000	170,000	—	340,000
Jeh C. Johnson	170,000	170,000	—	340,000
Debra L. Reed-Klages	170,000	170,000	—	340,000
Patricia E. Yarrington	170,000	170,000	1,569	341,569
(1)The amounts reported in the Fees Earned or Paid in Cash column represent the aggregate dollar amount of 2023 fees earned or paid in cash for services as a director, including annual retainer, committee chairman retainer and independent Lead Director retainer.
(2)The amounts reported in the Stock Awards column represent the aggregate grant date fair value computed in accordance with ASC 718 for awards of stock units in 2023 under the Directors Equity Plan. For 2023, each independent director was credited with 353.7908 stock units with an aggregate grant date fair value of $170,000 vesting 50% on June 30, 2023 and 50% on December 31, 2023. The grant date fair value of these awards was the closing price of our stock ($480.51) on the date of the grant (February 15, 2023). All stock units were fully vested as of December 31, 2023. See “Security Ownership of Management and Certain Beneficial Owners” for information on the directors’ ownership of shares of Company stock.
(3)The amounts reported in the All Other Compensation column represent (i) matching contributions made to non-profit organizations under the Company’s matching gift programs that are generally available to all employees as follows: Mr. Donovan: $1,000; Mr. Falk $10,000 and Ms. Gordon $12,000 and (ii) tax-assistance provided for a spouse accompanying a director for a business reason and for tickets for a business-related event. Perquisites and other personal benefits provided to directors did not exceed $10,000 for any individual director.

41	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Executive Compensation

Proposal 2: Advisory Vote to Approve the Compensation of our NEOs (Say-on-Pay)	43
Compensation Committee Report	43
Compensation Discussion and Analysis	44
Executive Compensation Highlights To assist stockholders in finding important information in the CD&A and Executive Compensation Tables the following sections are highlighted:
Our 2023 Performance	45
2023 CEO Compensation	46
2023 Comparator Group	48
2023 Compensation Elements	49
2023 Annual Incentive	50
2023 Long-Term Incentive Compensation	52
2021-2023 LTIP and PSU Awards	55
Other Compensation Matters	56
Clawback and Other Protective Provisions	57
Summary Compensation Table	60
Other Executive Compensation Information and Tables	62
2023 Grants of Plan-Based Awards	62
Outstanding Equity Awards at 2023 Fiscal Year-End	64
Potential Payments Upon Termination or Change in Control	68
CEO Pay Ratio	71
Pay Versus Performance	72

2024 Proxy Statement	42

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Executive Compensation

Proposal 2: Advisory Vote to Approve the Compensation of our NEOs (Say-on-Pay)	The Board recommends a vote FOR this proposal

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we ask our stockholders to vote annually to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (NEOs) as described in detail in the Compensation Discussion and Analysis (CD&A) and the accompanying tables in the Executive Compensation section of this Proxy Statement. This vote is commonly known as Say-on-Pay.
Stockholders should review the entire Proxy Statement including, in particular, the CD&A beginning on page 44 and the Summary Compensation Table and other executive compensation information and tables beginning on page 60, for information on our executive compensation programs and other important items.
We believe that the information provided in this Proxy Statement demonstrates that our executive compensation programs are designed to link pay to performance. Accordingly, the Board recommends that stockholders approve the compensation of our NEOs by approving the following Say-on-Pay resolution:
RESOLVED, that the stockholders of Lockheed Martin Corporation approve, on an advisory basis, the compensation of the named executive officers identified in the “Summary Compensation Table,” as disclosed in the Lockheed Martin Corporation 2024 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the accompanying footnotes and narratives. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures related to the NEOs. Although the results of the Say-on-Pay vote do not bind the Company, the Board will, as it does each year, continue to review the results carefully and plans to continue to seek the views of our stockholders throughout the year.
Compensation Committee Report
The Management Development and Compensation Committee makes recommendations to the Board of Directors concerning the compensation of the Company’s NEOs. We have reviewed and discussed with management the Compensation Discussion and Analysis that will be included in the Company’s Schedule 14A Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Based on that review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement. The Board approved our recommendation.

John M. Donovan, Chairman	Thomas J. Falk	Ilene S. Gordon	Vicki A. Hollub	Debra L. Reed-Klages	Patricia E. Yarrington

43	2024 Proxy Statement

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Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) provides information about our 2023 compensation program and decisions for our 2023 named executive officers (NEOs). Our executive compensation program, underpinned by our pay-for-performance philosophy, delivers compensation to our NEOs that is intrinsically and strongly linked to Company performance.
NEOs and Compensation Highlights

James D. Taiclet Chairman, President and Chief Executive Officer Years of Service: 4 years	Jesus Malave Chief Financial Officer Years of Service: 2 years	Frank A. St. John Chief Operating Officer Years of Service: 37 years	Timothy S. Cahill President Missiles and Fire Control Years of Service: 29 years	Gregory M. Ulmer President Aeronautics Years of Service: 29 years

3-YEAR SAY-ON-PAY RESULTS	2023 NEO TARGET OPPORTUNITY MIX

Best Practices in Our Programs	Practices We Do Not Engage In or Allow
•Pay aligns with performance
•Market-based (50th percentile) approach for determining NEO target pay levels
•Caps on annual and long-term incentives, including when Total Stockholder Return (TSR) is negative
•Sustainability goals included in our annual incentive
•Supplemental discretionary clawback policy on variable pay
•Double-trigger provisions for change in control
•Robust stock ownership requirements
•Low equity burn rate and dilution
•No payment of dividends or dividend equivalents on unvested equity awards

•No employment agreements
•No option backdating, cash-out of underwater options or repricing (no employee options granted since 2012)
•No gross-ups upon a change in control
•No tax gross-ups on personal use of corporate aircraft
•No individual change in control agreements
•No automatic acceleration of unvested incentive awards in the event of termination
•No enhanced retirement formula or inclusion of long-term incentives in pensions
•No enhanced death benefits for executives
•No hedging or pledging of Company stock

2023 Say-on-Pay Results and Investor Feedback
At our 2023 Annual Meeting, more than 93% of the votes cast by our stockholders approved our Say-on-Pay proposal. We meet with our investors throughout the year to understand the executive compensation topics that matter most to them and to seek their views on our existing policies and practices (please see “Board Accountability to Stockholders” on page 15 for more details). Investors we engaged with during 2023 reacted positively to our pay governance and executive compensation programs and overall indicated that they appreciate our current compensation structure, including our pay mix and transparency as disclosed in our Proxy Statement. We consider the input of our stockholders, along with emerging best practices, to ensure alignment with our executive pay programs. We welcome feedback regarding our executive compensation programs and will continue to engage with our stockholders in 2024.

2024 Proxy Statement	44

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Executive Summary
Our 2023 Performance

In 2023, Lockheed Martin demonstrated how we lead the industry with our 21st Century Security vision by continuing to deliver critical and cutting-edge capabilities to our customers. We delivered solid financial results, including sales of approximately $67.6 billion, segment operating profit of $7.4 billion, free cash flow of $6.2 billion and ended the year with a robust backlog of $160.6 billion with strong orders from both domestic and international customers. These results allowed us to return $9.1 billion of cash to our stockholders, comprised of $6.0 billion in share repurchases and $3.1 billion in cash dividends. We have increased our quarterly cash dividend for over 21 consecutive years, reflecting the long-term strength of our cash flow generation and our commitment to stockholders, reflected in our three-year total shareholder return of 39%.
From a strategic and operational perspective, our commitment to innovation allows us to advance key missions in helping solve urgent and complex challenges for the U.S. and our international allies.
Advancing Air Superiority: Our largest program, F-35 Lightning II, has helped us further cement our role as the preeminent provider of air superiority around the globe. Canada announced they are procuring 88 F-35s, we delivered the first four F-35s to Denmark, and Israel and South Korea announced they are each expanding their fleets. In addition, we delivered the first Greenville built F-16 Block 70 aircraft to Bahrain and unveiled the first F-16 Block 70 aircraft for the Slovak Republic. At home, we continue to lead groundbreaking aircraft innovation with the X-59 experimental supersonic aircraft.
Modernizing Air and Missile Defense and Precision Strike Capabilities: Earlier this year, the PAC-3 Missile Segment Enhancement (MSE) successfully integrated into the Aegis Weapon System, showcasing the power of OneLM and our commitment to developing transformational technology. International demand for our Integrated Air and Missile Defense (IAMD) systems remained strong. Switzerland and Romania each signed Letters of Offer and Acceptance for PAC-3 and we delivered PAC-3 MSE to Poland. Domestically, we delivered the 800th THAAD interceptor to the U.S. government and the first Precision Strike Missile (PrSM).
2023 Financial Performance

Sales of $67.6B	Segment Operating Profit* of $7.4B

Free Cash Flow* of $6.2B	Earnings per Share of $27.55
* See Appendix A for an explanation of Non-GAAP measures.
3-Year Total Shareholder Return (TSR)

50%
40%
30%
20%
10%
0%
39%
42%
35%
33%
LMT
S&P Aero
S&P Industrials
S&P 500

Enabling Joint All-Domain Operations: As part of the U.S. Indo-Pacific Command’s Joint Fires Network at Northern Edge 2023, we demonstrated true joint force synchronization at scale by successfully integrating third-party platforms and aircraft, performing command and control functions across all services, levels of operation and multiple domains. In Australia, we were selected for the award of the transformational AIR6500 integrated air and missile defense program, which will serve as a blue print for future joint all-domain operations across the globe.
Pioneering Scientific Discovery in Space: We continued to develop breakthrough technologies for human advancement and innovation in space. The Lockheed Martin built OSIRIS-REx return capsule successfully landed after a seven-year mission, where the spacecraft tagged with asteroid Bennu. OSIRIS-REx is the first U.S. mission to return samples from an asteroid to Earth and the largest samples from anywhere beyond the moon.
In 2024, we continue to focus on advancing the defense industry through our strategic 21st Century Security vision. The transformation to 1LMX will be key to this effort enabling us to streamline our operations and create critical efficiencies.

45	2024 Proxy Statement

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Compensation Overview
Our executive compensation programs covering our NEOs are designed to attract and retain critical executive talent, to motivate behaviors that align with stockholders’ interests and to pay for performance. We use the 50th percentile of our comparator group (shown on page 48) as a benchmark to set target total compensation around the 50th percentile with modest variations due to market data fluctuations year-over-year. The Compensation Committee also considers experience, performance and value in role when setting target compensation levels for our NEOs, while allowing incentive payouts to exceed or fall below the target levels based upon actual performance. This outcome is consistent with our pay-for-performance philosophy to set pay and targets at market levels, but pay incentive compensation that reflects actual performance.
2023 CEO Compensation

2023 CEO Target Pay Mix. We believe that the compensation opportunities of our CEO should be predominantly variable, and the variable elements of the compensation package should tie to the Company’s long-term success and sustainable long-term total returns to our stockholders. As shown in the chart to the right, a significant portion of our CEO’s target compensation is variable and in the form of long-term incentives (LTI) with more than half of total target pay in the form of equity-based incentives.
Base Salary. In 2023, Mr. Taiclet’s annual base salary was set at $1,751,000, which has remained unchanged since 2021.
2023 Annual Incentive. Mr. Taiclet’s target annual incentive amount for 2023 was 190% of salary, or $3,326,900.
2023-2025 Long-Term Incentives. In 2023, Mr. Taiclet was granted an annual LTI award of $16 million, which was allocated 50% in PSUs, 30% in Restricted Stock Units (RSUs) and 20% in the cash-based LTI performance award (LTIP). RSUs will cliff-vest after three years, while the payout of PSUs and LTIP will be based upon our results at the end of the three-year performance period relative to the three-year performance goals that were established in the beginning of 2023.
Benefit and Retirement Plans. Mr. Taiclet is eligible for benefit and retirement programs, similar to other salaried employees. None of our NEOs received additional years of service credits or other forms of formula enhancements under our benefit or retirement plans. Mr. Taiclet does not participate in our pension plan.
CEO Target Opportunity Mix *

*     Fixed vs. variable and cash vs. equity components are designated in the 2023 Compensation Elements table on page 49. We consider base salary and annual incentives as short-term pay and PSUs, LTIP and RSUs as long-term pay. Cash represents base salary, annual incentive target and LTIP target. We do not include retirement or other compensation components in the chart.

2024 Proxy Statement	46

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Summary of Compensation Approach
Guiding Pay Principles

Attract, motivate and retain executive talent	Market-based 50th percentile approach on target total compensation	Link executive pay to Company performance	Provide an appropriate mix of short-term vs. long-term pay and fixed vs. variable pay	Align to stockholder interests and long-term Company value

The compensation best practices described on page 44 also guide and shape our compensation approach.
Our Decision-Making Process
The Compensation Committee seeks input from our CEO and other members of our management team as well as input and advice from an independent compensation consultant to ensure the Company’s compensation philosophy and information relevant to individual compensation decisions are considered. Mr. Taiclet did not participate in the Board’s or the Compensation Committee’s deliberations on his compensation.
Independent Pay Governance

INDEPENDENT BOARD MEMBERS	INDEPENDENT COMPENSATION COMMITTEE	INDEPENDENT COMPENSATION CONSULTANT	STOCKHOLDERS & OTHER KEY STAKEHOLDERS

Review and approve compensation of the CEO and review and ratify compensation of other NEOs. Review with management, at least annually, the succession plan for the CEO and other senior positions.	Reviews and approves incentive goals relevant to NEO compensation. Reviews and approves the compensation for each NEO. Recommends CEO compensation to the independent members of the Board.	Provides advice on executive pay programs, pay levels and best practices. Provides design advice on incentive vehicles and other compensation programs.	Provide feedback on various executive pay practices and governance during periodic meetings with management, which then is reviewed by and discussed with our independent Board members.

Role	Management	CEO	Management Compensation Consultant(1)	Independent Compensation Consultant(2)	Independent Compensation Committee	Independent Board Members
Peer Group / External Market Data and Best Practices for Compensation Design and Decisions	Reviews	Reviews	Develops	Develops / Reviews	Reviews	—
Annual NEO Target Compensation	—	Recommends	—	Reviews	Approves	Ratify
Annual CEO Target Compensation	—	—	—	Advises	Recommends	Approve
Annual and Long-Term Incentive Measures, Performance Targets and Performance Results	Develops	Reviews	—	Reviews	Approves	Ratify
Long-Term Incentive Grants, Dilution, Burn Rate	Develops	Reviews	—	Reviews	Approves	Ratify
Risk Assessment of Incentive Plans	Reviews	Reviews	—	Develops	Reviews	—
Succession Plans	Develops	Reviews	—	—	—	Review
(1)Aon and Willis Towers Watson.
(2)Meridian Compensation Partners (Meridian).

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How We Determine Market Rate Compensation
For each of the principal elements of executive compensation, we define the “market rate” as the size-adjusted 50th percentile of our comparator group of companies. Size-adjusted market rates are calculated for us by Aon, using revenue regression analysis. This statistical technique accounts for revenue size differences within the peer group and results in a market rate for all compensation elements consistent with our revenue relationship to our peers. We also may adjust the market rate to reflect differences in an executive’s job scope relative to the industry or the comparator group of companies, as appropriate.
Our incentive plans are designed so that actual performance in excess of established performance targets results in payouts above target and actual performance below established performance targets results in payouts below target or no payout.
How We Select the Comparator Group for Market Rate Purposes
The Compensation Committee annually reviews our comparator group to maintain relevancy and to ensure the availability of data, while seeking to avoid significant annual changes in the group to ensure a level of consistency. The criteria used to determine the comparator group is set forth below:

Set an Initial List of Companies Attributes •Traded on a major U.S. exchange •Similarity in annual revenue •Participation in Aon executive compensation survey
Apply Refining Criteria to Select Final Comparator Group
Refining Criteria
•Industrial companies that face similar macro-economic pressures
•Companies we compete with for executive talent
•Companies with comparable executive officer positions

The comparator group data presented to and considered by the Compensation Committee was developed from the proprietary results of the Aon executive compensation survey, subject to review by Meridian. All of the 2023 comparator group companies participated in the Aon survey. The 2023 comparator group was the same as 2022. Our 2023 revenues represented the 69th percentile of the comparator group.
Lockheed Martin Comparator Group

2023 Comparator Group Companies
3M Company	General Dynamics Corporation*	Northrop Grumman Corporation*
Caterpillar Inc.	General Electric Company	RTX Corporation*
Cisco Systems, Inc.	Honeywell International Inc.*	The Boeing Company*
Deere & Company	HP Inc.	United Parcel Service, Inc.
Dow Inc.	IBM Corporation
FedEx Corporation	Intel Corporation
* Aerospace & Defense Industry

2023 Comparator Group Revenue Percentile

2024 Proxy Statement	48

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2023 NEO Target Compensation
Our NEOs’ target compensation for 2023 is shown in the table below and is closely aligned to the market rate. When determining pay for our NEOs, the Compensation Committee considers the current market data in combination with other internal factors when setting annual target pay levels, such as changes to market data year-over-year, internal pay equity, individual performance, job scope and criticality to the Company.

		Annual Incentive
NEO	Base Salary ($)	Target %	Target Amount ($)	2023 Target LTI Value ($)	Total Target Compensation ($)
Mr. Taiclet	1,751,000	190	3,326,900	16,000,000	21,077,900
Mr. Malave	990,000	115	1,138,500	5,000,000	7,128,500
Mr. St. John	1,030,000	150	1,545,000	6,250,000	8,825,000
Mr. Cahill	995,000	115	1,144,250	4,200,000	6,339,250
Mr. Ulmer	995,000	115	1,144,250	4,200,000	6,339,250
2023 Compensation Elements
Our compensation programs are designed to provide a mix of short- and long-term compensation, fixed and variable pay and cash and equity-based compensation, as well as to reflect our philosophy of providing pay for performance. Benefit, retirement and perquisite programs are not included in our compensation elements below (information about these programs can be found later in this section).

	Fixed		Variable

	Base Salary	+	Annual Incentive	+	Long-Term Incentives
					50% PSUs	20% LTIP	30% RSUs
WHAT?	Cash		Cash		Equity	Cash	Equity
WHEN?	Annual		Annual		3-year Performance Cycle	3-year Performance Cycle	3-year Cliff Vesting
HOW? Measures, Weightings & Payouts	Market rate, as well as internal pay equity, experience and critical skills
70% Financial
20% Sales, 40% Segment Operating Profit*, 40% Free Cash Flow*
30% Strategic & Operational Key Goals: Enterprise Performance, New Business/Growth, Strategy, Environmental, Social and Governance
Payout: 0-200% of target
					Relative TSR ROIC* Free Cash Flow*	(50%) (25%) (25%)	Value delivered through long-term stock price performance
					•Award 0-200% of target # of shares •Relative TSR measure capped at 100% if TSR is negative •Value capped at 400% of stock price on date of grant x shares earned	•Payout 0-200% of target •Relative TSR measure capped at 100% if TSR is negative
WHY?	Provides competitive levels of fixed pay to attract and retain executives.		Attracts and motivates executives by linking annual Company performance to an annual cash incentive.
Creates strong alignment with stockholder interests by linking long-term pay to key performance metrics and stock price. Provides a balance of internal and market-based measures to assess long-term performance.
Promotes retention of key talent and aligns executive and stockholder interests.
*    Refer to Appendix A for definitions of non-GAAP measures, including potential adjustments made for compensation purposes.
Base Salary
Base salaries are reviewed annually taking into account the market rate (50th percentile), the executive’s individual performance and internal pay equity.

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2023 Annual Incentive
The 2023 annual incentive plan for our CEO, other NEOs and all other officers elected by the Board was based 70% on financial goals and 30% on strategic and operational goals measured at the enterprise level, as illustrated in the graphic below. Although the annual incentive plan uses a formulaic approach, the Compensation Committee retains discretion in administering the plan, which discretion includes choosing and approving goals, assessing strategic and operational results and modifying payouts based on business segment and individual performance for any officer elected by the Board, including the NEOs. The committee did not exercise any discretion in modifying payouts for the NEOs in 2023.
Under the terms of our annual incentive plan, the CEO’s annual incentive and the annual incentive for each of the other NEOs cannot exceed 0.3% and 0.2%, respectively, of Cash from Operations. Annual incentive payouts range from 0% to 200% of target.
2023 Annual Incentive Goals and Results
At its February 2023 meeting, the Compensation Committee approved enterprise-wide objectives for 2023 reflecting financial and strategic and operational goals. These goals are used as the Enterprise Component for all executives in the Company and serve as the only goals for the CEO, NEOs and all other officers elected by the Board.
Financial Assessment (70% Weight). The financial metrics used in the 2023 annual incentive plan are Sales, Segment Operating Profit and Free Cash Flow. The target (100%) payout levels for each metric align with the annual financial outlook we disclose publicly in January, which we believe appropriately links compensation outcomes to our success in meeting our commitments to our stockholders. We base our financial outlook on information and assumptions developed through our long-range planning process, including assessments of industry trends and competitive assessments, current and future projected program performance levels and the risks and opportunities facing our business. In February 2023 the Compensation Committee required that certain adjustments be made to Free Cash Flow and Segment Operating Profit when calculating incentive compensation so that annual incentive payouts would not be positively or negatively impacted by specified events that would result in a difference between planned and actual financial results. See Appendix A for a description of these potential adjustments and actual adjustments for 2023. The Compensation Committee also set threshold (50%) and maximum (200%) payout levels for each of these metrics based on an assessment of our past performance trends and long-range plan to ensure each goal was set with an appropriate level of rigor. We use linear interpolation between target and both the minimum and maximum performance levels to determine payout levels.
This table sets out the 2023 annual incentive financial goals, results, weighting and payout approved by the Compensation Committee:

2023 Financial Measures	Weight	2023 Goals ($)	Results ($)	Calculated Payout	Weighted Payout
Sales	20%	65,250M	67,571M	159.3%	32%
Segment Operating Profit*	40%	7,305M	7,358M**	107.3%	43%
Free Cash Flow*	40%	6,200M	6,229M	101.9%	41%
Financial Payout Factor					116%
*    See Appendix A for definitions of non-GAAP measures.
**     For purposes of calculating 2023 performance, Segment Operating Profit results were reduced by $31 million for 2023 (from $7,389 million reported in our audited financials) pursuant to the required adjustments set by the Compensation Committee as described above and in Appendix A.

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Strategic & Operational Assessment (30% Weight). At the start of 2023, the Compensation Committee established, a broad set of goals for our strategic and operational commitments, including goals tied to enterprise performance, new business and growth, strategy and ESG. These strategic and operational goals are both quantitative and qualitative in nature and measured against pre-established criteria using a scorecard approach. When determining the payout factor, the Compensation Committee considers the Company’s results and evaluates performance in totality. The strategic and operational goals and assessments are set forth below. The Compensation Committee reviewed these accomplishments and determined the payout factor to recognize the Company’s strong operational performance in a highly competitive environment while undertaking and executing major strategic initiatives.

2023 Strategic & Operational Goals Summary	Assessment Summary Highlights
ENTERPRISE PERFORMANCE Achieve Mission Success milestones Execute programs to achieve customer commitments and increase stockholder value
•Orders of $77.7 billion; year-end backlog of $160.6 billion
•Achieved key metrics while mitigating external factors, and met our mission success goals
•Returned $9.1 billion of cash to our stockholders through dividends and share repurchases
•Exceeded cost competitiveness goals and award fee scores

NEW BUSINESS / GROWTH Shape and secure key Focus Program wins and achieve Keep Sold Program milestones Continue international expansion through increased orders and sales Go to market as OneLM
•Exceeded competitive win rate on programs throughout the year
•Secured key F-35 international selections in Canada and expanded fleets in Israel and South Korea
•PAC-3 International interest grew with Switzerland and Romania orders
•Selected for the award of AIR6500 by Australia, a joint battle management system

STRATEGY
Assess portfolio on an ongoing basis to maximize stockholder value, which includes M&A activity, cost competitiveness and other enterprise initiatives
Execute 21st Century Security strategy to include technology development, demonstrations and commercial partnerships
Drive infrastructure modernization, technology development and functional capability adoption to digitally transform the enterprise

•Continued to advance our 21st Century Security strategic vision
•Made strides in transforming our internal operations through 1LMX
•Accelerated enterprise-wide business process and digital transformation
•Established partnerships across technology focused domains and commercial 5G.MIL

ENVIRONMENTAL, SOCIAL
AND GOVERNANCE
Attract, develop and retain our premier workforce
Protect Lockheed Martin, U.S. Government and 3rd Party data from cyber intrusion
Ensure the safety and security of our products, services and workplace
Steward our climate responsibly

•Increased leadership representation for women and people of color
•No adverse cyber impacts despite heightened threat levels
•Exceeded our retention goals and strengthened our entry-level pipeline by creating internships for over 2,800 students and hiring over 6,500 early career employees
•Exceeded greenhouse gas reduction goals

Strategic & Operational Payout Factor	150%

51	2024 Proxy Statement

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Summary of Annual Incentive Payout Calculations
The final payout factor and payout amounts for each of our NEOs, as determined by the Board, are shown below.

	Weight	2023 Factors	Weighted Payout
Financial	70%	116%	81%
Strategic & Operational	30%	150%	45%
Overall Payout Factor			126%

NEO	Base Salary ($)	Target % of Salary (%)	Target Award ($)	X	Overall Payout Factor	=	Payout ($)
Mr. Taiclet	1,751,000	190	3,326,900		126%		4,191,900
Mr. Malave	990,000	115	1,138,500				1,434,500
Mr. St. John	1,030,000	150	1,545,000				1,946,700
Mr. Cahill	995,000	115	1,144,250				1,441,800
Mr. Ulmer	995,000	115	1,144,250				1,441,800
2023 Long-Term Incentive Compensation
The following summary shows the 2023 LTI compensation mix for the CEO, CFO, COO and business segment presidents and the principal terms of the awards.

PSUs (distributed in common stock):
Performance Measures: Three-year Relative TSR (50%), ROIC (25%) & Free Cash Flow (25%)
Caps:
•200% of target shares
•Relative TSR measure capped at 100% if the Company’s TSR is negative
•Value capped at 400% of stock price on date of grant times shares earned

RSUs (distributed in common stock): Vesting Schedule: RSUs cliff vest 100% three years after the grant date

LTIP (paid in cash):
Performance Measures: Three-year Relative TSR (50%), ROIC (25%) & Free Cash Flow (25%)
Caps:
•200% of target amount
•Relative TSR measure capped at 100% if the Company’s TSR is negative
•Individual payout capped at $10 million

In determining the appropriate level of equity grants for 2023, the Compensation Committee took into consideration the long-term incentive market rate (50th percentile) along with a variety of other factors, including the number of awards outstanding and shares remaining available for issuance under the Company’s equity incentive plan, the number of shares that would be issued under contemplated awards over the range of potential performance achievement, the total number of the Company’s outstanding shares, the resulting implications for stockholder dilution and the number of shares granted to our executives year-over-year.

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PSU Awards (50% of the LTI award)

PSU awards generally are calculated by multiplying the overall target LTI award value (as shown in the table on page 49) by the 50% weighting assigned to the PSU portion. The number of PSUs granted is determined based on the closing stock price of the Company’s common stock on the NYSE on the date of grant. Each NEO’s PSU target number of shares is determined as of the grant date of the award, and the actual number of shares earned at the end of the period is calculated based on our performance measured against the three financial metrics as follows: 50% Relative TSR, 25% ROIC and 25% Free Cash Flow.
The number of shares granted at the end of the cycle can range from 0% to 200% of the applicable target number of shares. If absolute TSR is negative at the end of the performance cycle, the payout factor for the Relative TSR measure is capped at 100%. In addition, the maximum value that can be earned under a PSU award is 400% of the stock price on the date of grant times the shares earned. The award calculation is formulaic pursuant to the provisions defined in the award agreement, and no discretion can be applied to the final number of shares granted, which is determined based on the performance outcomes relative to our pre-set goals. Participants also accrue deferred dividend equivalents on the shares earned, which are paid in cash following vesting of the underlying shares.

RSU Awards (30% of the LTI award)

RSU awards are calculated by multiplying the overall target LTI award value (as shown in the table on page 49) by the 30% weighting assigned to the RSU portion.
The number of RSUs granted is determined based on the closing stock price of the Company’s common stock on the NYSE on the date of grant. Deferred dividend equivalents are accrued during the vesting period and paid in cash following the vesting of the underlying shares.

LTIP Awards (20% of the LTI award)

LTIP awards are cash-based and are calculated by multiplying the overall target LTI award value (as shown in the table on page 49) by the 20% weighting assigned to the LTIP portion. Each NEO’s LTIP target is determined at the time of grant, and the actual award earned at the end of the three-year performance period is calculated based on the same performance measures as those used for the PSUs (50% Relative TSR, 25% ROIC and 25% Free Cash Flow).
Payouts can range from 0% to 200% of the applicable target. If absolute TSR is negative at the end of the performance cycle, the payout factor for the Relative TSR measure is capped at 100%. The award calculation is formulaic pursuant to the provisions defined in the award agreement, and no discretion can be applied to the final payout factor, which is determined based on the performance outcomes relative to our pre-set goals. For the 2023-2025 LTIP grants, any amount payable to a single participant in excess of $10 million will be forfeited.

53	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Selection of LTI Performance Measures
The LTI performance metrics approved by the Compensation Committee are measures that we believe effectively support our long-term business and strategic goals and directly tie the long-term goals of our executive leadership team to the interests of our stockholders.
The measurements used for the financial component of our 2023 annual incentive plan (Sales, Segment Operating Profit and Free Cash Flow) also serve as the foundation for achieving our long-term goals such that we must consistently achieve or exceed the Company’s annual goals in order to achieve our LTI goals. The selected LTI performance metrics are Relative TSR (50% weight), ROIC (25% weight) and Free Cash Flow (25% weight). We chose these three metrics because we believe they represented good measures of value creation for the Company over a long-term period. We also applied equal weighting to the market-based measure of value creation, TSR, to the internal measures of value creation, Free Cash Flow and ROIC. Starting in 2022, the Compensation Committee approved the use of Free Cash Flow to replace Cash From Operations and Performance Cash under the annual and long-term incentive plans. The use of Free Cash Flow better aligns to Company strategy as it incorporates capital expenditures.
With respect to Relative TSR, the Compensation Committee used a comparator group of 31 companies that generally met the following parameters as of January 1, 2023, which were the same criteria used for the 2021 and 2022 grants:
•Global Industry Classification Standard - GICS 2010 - Capital Goods
•Listed on a major U.S. index
•Revenue >$10B and Market cap >$5B
The Relative TSR Comparators for the 2023-2025 performance cycle are shown below:

2023-2025 Relative TSR Comparators

3M Company	General Dynamics Corporation	Quanta Services, Inc.
AECOM	General Electric Company	RTX Corporation
AGCO Corporation	Honeywell International Inc.	Stanley Black & Decker, Inc.
Builders FirstSource, Inc.	Huntington Ingalls Industries, Inc.	Textron Inc
Carrier Global Corporation	Illinois Tool Works Inc.	The Boeing Company
Caterpillar Inc.	Johnson Controls International plc	Trane Technologies plc
Cummins Inc.	L3Harris Technologies, Inc.	United Rentals, Inc.
Deere & Company	Northrop Grumman Corporation	W.W. Grainger, Inc.
Eaton Corporation plc	Otis Worldwide Corporation	WESCO International, Inc.
EMCOR Group, Inc.	PACCAR Inc
Emerson Electric Co.	Parker-Hannifin Corporation

Because the Relative TSR index is not perfectly aligned with the businesses in which Lockheed Martin operates and because any number of macro-economic factors that could affect market performance are beyond the control of the Company, we use ROIC and Free Cash Flow as internal measures that are directly affected by management’s decisions. While Relative TSR ensures a direct linkage between stockholder returns and realized compensation, ROIC measures how effectively we employ our capital over time, with Free Cash Flow providing the means for investment and value creation. Our internal financial metrics, ROIC and Free Cash Flow, are also critical because we believe these metrics are key drivers of long-term stockholder value. By including a cash measure in both our annual and long-term incentive plans, the plans mitigate the risk of short-term cash strategies that do not create long-term value.
In tandem, we believe that these metrics drive the behaviors of our management team in ways that are intended to create the most value for our stockholders.
Setting Performance Goals for PSUs and LTIP
Our long-range planning process is used to establish the target (100% level of payment) for the Free Cash Flow and ROIC metrics in the PSU and LTIP grants. In setting minimum and maximum levels of payment, we reviewed historical levels of performance against long-range plan commitments, and conducted sensitivity analyses on alternative outcomes focused on identifying likely minimum and maximum boundary performance levels. Levels between 100% and the minimum and maximum levels were derived using linear interpolation between the performance hurdles.

2024 Proxy Statement	54

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

The specific Free Cash Flow and ROIC target values for the 2023-2025 PSU and LTIP grants are not publicly disclosed at the time of grant due to the proprietary nature and competitive sensitivity of that information. However, the method used to calculate the awards will be based on actual performance compared to the Company’s 2023-2025 targets, which uses linear interpolation between points.
The individual award agreements require pre-specified adjustments to Free Cash Flow and ROIC so that the ultimate payouts are not impacted to the benefit or detriment of management by specified events that would result in a difference between planned and actual financial results. See Appendix A for more information on these potential adjustments and actual adjustments for the 2021-2023 award cycle.
The Compensation Committee does not have discretion to adjust the results of the PSU and LTIP awards beyond the adjustments specified in the award agreements.
2023-2025 Performance Goals

Relative TSR (50%)*		Free Cash Flow (25%)		ROIC (25%)
Percentile Rank	Payout Factor	Goals	Payout Factor	Goals	Payout Factor
75th – 100th	200%	Plan +30%	200%	Plan +12%	200%
60th	150%
50th (Target)	100%	Plan (Target)	100%	Plan (Target)	100%
40th	50%
35th	25%	Plan -15%	25%	Plan -10%	25%
< 35th	0%
*    2023-2025 Relative TSR performance is measured against our peers in the S&P GICS 2010 - Capital Goods, US-Indexed & with a revenue >$10B and market cap >$5B, totaling 31 peers (See Selection of LTI Performance Measures above for Relative TSR Comparators).
2021-2023 LTIP and PSU Awards
The cash-based LTIP and share-based PSU payouts for the three-year performance period ended December 31, 2023 shown below were calculated by comparing actual corporate performance for each metric for the period January 1, 2021 through December 31, 2023, against payment levels from 0% to 200% (with the 100% payout level being considered target) established at the beginning of the performance period in February 2021. In June 2021, the Compensation Committee approved amendments to these awards to neutralize the impact of the pension expense and funding provisions of the American Rescue Plan Act. In February 2023, the Compensation Committee approved additional amendments to these awards to ensure neutralization of the impact of changes in tax laws or interpretation of tax laws related to the amortization of R&D expenditures for tax purposes by adjusting net income and to neutralize the impact of profit changes due to the timing or recognition of a loss on a specific strategic program approved by the Compensation Committee. Neutralizing the impact of these items ensures they do not affect payouts to a participant’s benefit or detriment.

Performance Measure	Weight	Threshold (25% Payout)	Target (100% Payout)	Maximum (200% Payout)	Calculated Payout	Weighted Payout
Relative TSR	50%				53.7%	26.9%
Performance Cash*	25%				81.1%	20.3%
ROIC*	25%				163.2%	40.8%
Overall Payout Factor						88.0%
*    See Appendix A for definitions of non-GAAP measures. Performance Cash represents the Company’s Cash from Operations adjusted for items as described in the PSU and LTIP award agreements.

55	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Based on a weighted payout factor of 88%, the following table shows the payouts for 2021-2023 LTIP and PSU awards paid in 2024.

NEO[1]	LTIP Target ($)	LTIP Payout ($)	PSUs Target (#)	Total Shares Distributed / Earned
Mr. Taiclet	2,800,000	2,464,000	20,488	18,030
Mr. St. John	1,100,000	968,000	8,050	7,084
Mr. Cahill [2]	360,000	316,800	2,635	2,319
Mr. Ulmer	800,000	704,000	5,855	5,153
(1)    Excludes Mr. Malave who did not receive a 2021-2023 LTIP or PSU award.
(2)    Reflects targets and payouts associated with the 2021-2023 award received as Senior Vice President of Global Business Development.
2024 Compensation
In February 2024, the Compensation Committee approved the 2024 target compensation for executives using the same approach they used for 2023 target compensation. There were no changes to our overall annual or long-term incentive plan design for 2024.
Other Compensation Matters
Our Use of Independent Compensation Consultants
The independent compensation consultant provides important information about market practices, the types and amounts of compensation offered to executives generally and the role of corporate governance considerations in making compensation decisions. The Compensation Committee’s charter authorizes it to retain outside advisors that it believes are appropriate to assist in evaluating executive compensation.
For 2023, the Compensation Committee continued to retain Meridian as an independent compensation consultant. In connection with its retention of Meridian, the Compensation Committee considered the following factors in assessing Meridian’s independence:
•Meridian’s services for the Company are limited to executive and director compensation.
•The compensation paid to Meridian is less than 1% of Meridian’s revenues.
•Meridian has business ethics and insider trading and stock ownership policies, which are designed to avoid conflicts of interest.
•Meridian employees supporting the engagement and their immediate family members do not own Lockheed Martin securities.
•Meridian employees supporting the engagement have no business or personal relationships with members of the Compensation Committee or with any Lockheed Martin executive officer.
At its February 2024 meeting, the Compensation Committee renewed the engagement of Meridian. At that time, Meridian confirmed the continuing accuracy of each of the factors described above.
The nature and scope of Meridian’s engagement was determined by the Compensation Committee and not limited in any way by management.
Policy Regarding Timing of Equity Grants
We have a corporate policy statement concerning the grant of equity awards. Under that policy:
•The Compensation Committee is responsible for determining the grant date of all equity awards to executive officers.
•Annual equity awards are generally presented to the Compensation Committee and granted in February of each year.
•No equity award may be backdated. A future date may be used if, among other reasons, the Compensation Committee’s action occurs in proximity to the release of earnings or during a trading blackout period.
•Equity plans explicitly prohibit repricing of stock options or paying cash for underwater stock options.
•Off-cycle awards may be considered in special circumstances, which may include hiring, retention or acquisition transactions.

2024 Proxy Statement	56

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Clawback and Other Protective Provisions
Effective October 2, 2023, the Board adopted a mandatory clawback policy that implemented the new SEC and NYSE mandatory clawback rules. As stipulated in our Governance Guidelines, the policy requires the Company to recover from its executive officers certain incentive-based compensation that is erroneously paid in connection with an accounting restatement. The Compensation Committee of the Board administers this mandatory clawback policy.
Notably, our existing clawback policy remains in our Governance Guidelines as a supplemental policy and continues to provide that if the Board of Directors determines that (i) an officer’s intentional misconduct, gross negligence or failure to report such acts by another person is a contributing factor in requiring us to restate any of our financial statements or constituted fraud, bribery or another illegal act (or contributed to another person’s fraud, bribery or other illegal act) that adversely impacts our financial position or reputation; (ii) an officer’s intentional misconduct or gross negligence causes severe reputational or financial harm to the Company; or (iii) an officer’s misappropriation of Lockheed Martin Proprietary Information (as defined in the policy) causes, or is intended to cause, severe reputational or financial harm to the Company, then the Board shall take such action as it deems in the best interest of the Company and necessary to remedy the misconduct and prevent its recurrence. Among other actions, the Board may seek to recover or require reimbursement of amounts awarded to the officer in the form of an annual incentive or LTI award.
This supplemental clawback policy is incorporated into our annual incentive plan and in the award agreements for the long-term incentive awards, covering all variable incentive compensation. There were no events requiring Board consideration of a clawback action during 2023. If the Board recoups incentive compensation under either policy, management intends to disclose the aggregate amount of incentive compensation recovered, so long as the underlying event has already been publicly disclosed in our filings with the SEC. This disclosure would appear in the proxy statement following any such Board action and would provide the aggregate amount of recovery for each event if there is more than one applicable event. All executive-level award agreements also contain post-employment restrictive covenants, and compensation awarded under those agreements may be subject to clawback in the event an executive breaches any of the post-employment restrictive covenants.
Anti-Hedging and Anti-Pledging Policy
Our policies prohibit hedging and pledging of Lockheed Martin stock by all directors, officers and employees. Under our policies, Lockheed Martin directors, officers and employees may not purchase or sell derivative securities based on Lockheed Martin common stock or other Lockheed Martin securities. This policy also prohibits hedging or monetization transactions such as forward-sale contracts, equity swaps, collars and exchange funds, that are designed to hedge or offset any decrease in the market value of equity securities, lock in then-current market gains without the sale of the underlying security, or transactions in which the director or employee may divest aspects of the risks and rewards of ownership. This policy applies to shares of Lockheed Martin common stock that are either (i) granted to directors, officers or employees by Lockheed Martin as part of their compensation or (ii) otherwise held, directly or indirectly, by directors, officers or employees.
Stock Ownership Requirements for Key Employees
To better align their interests with the long-term interests of our stockholders, we expect our officers (including the NEOs) and other members of management to maintain an ownership interest in the Company based on the following guidelines:

6x base salary for CEO and Chairman	4x base salary for Chief Financial Officer and Chief Operating Officer	3x base salary for Business Segment Presidents	2x base salary for Senior Vice Presidents and Elected Vice Presidents
NEOs are required to achieve ownership levels within five years of assuming their role and must hold net shares from vested RSUs and PSUs until the value of the shares equals the specified multiple of base salary. The securities counted toward their respective target threshold include common stock, unvested RSUs and stock units under our 401(k) plans and other deferral plans. Unvested PSUs do not count towards the stock ownership requirement. As of December 31, 2023, each of our NEOs had exceeded their respective ownership requirements, irrespective of whether they have been in their current role for five years.

57	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Benefit, Retirement and Perquisite Programs
We offer other compensatory arrangements to our NEOs. The purpose for these benefits is to ensure security of executives, provide assistance with business-related expenses and be competitive with the other companies in our industry. Below is a summary of programs available to our NEOs. Further details are described in footnotes to the Summary Compensation Table on page 60.
Health, Welfare and Retirement Benefits. Our NEOs are eligible for savings, pension, medical, disability and life insurance benefits under the plans available to salaried, non-union employees. We offer supplemental pension and savings plans to make up for benefits that otherwise would be unavailable due to Internal Revenue Service (IRS) limits on qualified plans. These plans are restorative and do not provide an enhanced benefit. We also offer a plan for the deferral of short-term and long-term cash performance incentive compensation. Pension and supplemental pension plans that the NEOs participate in were completely frozen effective January 1, 2020. Mr. Taiclet and Mr. Malave do not participate in any Company pension or supplemental pension plan.
Perquisites and Security. Perquisites provided to the NEOs include executive physicals, relocation assistance (when applicable), personal travel on the corporate aircraft, gifts for retirement or years of service milestones (when applicable), and home and personal security as needed to address security concerns arising out of our business. The Board believes it is important to provide security due to the nature of our defense business and because it believes that an employee should not be placed at personal risk due to his or her association with the Company. The Classified Business and Security Committee reviews security recommendations from our Chief Security Officer and may authorize precautionary actions to respond to security risks and direct threats involving our executive officers. As an example, our Board has directed our CEO to use corporate aircraft for security reasons while on business and personal travel. Other NEOs may also use the corporate aircraft for personal travel depending on circumstances and availability. For 2023, personal use of the corporate aircraft for Mr. Taiclet amounted to $1,072,901, of which $394,406 related to flights exclusively personal in nature. The remainder is the incremental cost of flights that were associated with a Lockheed Martin business purpose, including the incremental cost of (i) travel to the Company’s headquarters for business purposes from an out-of-state residence of $183,035, (ii) re-positioning (“deadhead”) flights associated with such travel given the home base of the corporate aircraft and flight crew of $202,771, and (iii) flights, including deadheads, related to Lockheed Martin business originating or ending in a location other than the Company’s headquarters of $292,689.
Tax Assistance. We do not have agreements or severance arrangements that provide tax gross-ups for excise taxes imposed as a result of a change in control. In 2023, we provided tax assistance for taxable security expenses, relocation-related expenses in accordance with our relocation policies and travel expenses for a family member accompanying a NEO on travel determined to be business travel for tax purposes. In addition, we pay an amount estimated to cover the state income tax imposed on employees who became subject to income tax in a state other than their state of residence due to business travel. Tax assistance was provided for these items because the associated tax liability imposed on the executive would not have been incurred unless business reasons required the items to be provided or the executive to travel to the non-resident state. We do not provide tax assistance on personal use of the corporate aircraft.

2024 Proxy Statement	58

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Post-Employment, Change in Control, Divestiture and Severance Benefits
Our NEOs do not have employment agreements, but participate in the Lockheed Martin Corporation Executive Severance Plan. Benefits are payable under this plan in the event of a Company-initiated termination of employment other than for cause. All of the NEOs are covered under the plan. The benefit payable in a lump sum under the plan is two weeks of basic severance plus a supplemental payment of one times the NEO’s base salary plus the equivalent of one year’s target annual incentive. For the CEO, the multiplier is 2.99 instead of one. NEOs participating in the plan also receive a lump sum payment to cover the cost of medical, dental and vision benefits for one year in addition to outplacement and relocation services. To receive the supplemental severance benefit, the NEO must execute a release of claims and an agreement containing post-employment, non-compete and non-solicitation covenants identical to those included in our NEOs’ LTI award agreements.
With respect to LTI, upon certain terminations of employment, including death, disability, retirement, layoff, divestiture or a change in control, the NEOs may be eligible for continued or pro rata vesting on the normal schedule, immediate payment of benefits previously earned or accelerated vesting of LTI awards in full or on a pro rata basis. The type of event and the nature of the benefit determine which of these approaches will apply. The purpose of these provisions is to protect previously earned or granted benefits by making them available following the specified event. We view the vesting (or continued vesting) to be an important retention feature for senior-level employees. Because benefits paid at termination consist of previously granted or earned benefits, we do not consider termination benefits as a separate item in compensation decisions. Our LTI awards do not provide for tax assistance.
In the event of a change in control, our plans provide for the acceleration of the payment of the non-qualified portion of earned pension benefits and non-qualified deferred compensation. All LTI awards require a “double trigger” for vesting to accelerate (both a change in control and a qualifying termination of employment), unless the successor does not assume or continue the awards or provide substitute awards.
Compensation and Risk
The Company’s executive and broad-based compensation programs are intended to promote decision-making that supports a pay for performance philosophy while mitigating risk by utilizing the following design features:

•Balance of fixed and variable pay opportunities
•Multiple performance measures, multiple time periods and capped payouts under incentive plans
•Stock ownership requirements
•Risk oversight by independent Board committee
•Incentive goals set at the enterprise or business segment level
•Incentive plan caps on individual awards and pool size

•Moderate severance program that includes post-employment restrictive covenants
•Institutional focus on ethical behavior
•Annual risk assessment
•Compensation Committee oversight of equity burn rate and dilution
•Clawback policy
•Anti-hedging and pledging policy

With the assistance of an annual risk assessment conducted by Meridian, the Compensation Committee concluded in 2023 that risks arising from our executive and broad-based incentive compensation programs are not reasonably likely to have a material adverse effect on the Company.

59	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Summary Compensation Table
The following table shows annual and long-term compensation awarded, earned or paid for services in all capacities to the NEOs for the fiscal year ended December 31, 2023 and, where applicable, the prior fiscal years. Numbers are rounded to the nearest dollar.

Name and Principal Position(1)		Salary(2)	Bonus(3)	Stock Awards(4)	Non-Equity Incentive Plan Compensation(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total
	Year	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(g)	(h)	(i)	(j)
James D. Taiclet Chairman, President and Chief Executive Officer	2023	1,751,000	—	13,008,681	6,655,900	—	1,398,194	22,813,775
	2022	1,751,000	—	13,413,894	7,989,200	—	1,656,451	24,810,545
	2021	1,742,173	—	10,783,715	4,049,200	—	1,536,123	18,111,211
Jesus Malave Chief Financial Officer	2023	984,808	—	4,065,426	1,434,500	—	174,522	6,659,256
	2022	867,692	750,000	11,153,772	1,175,400	—	617,387	14,564,251
Frank A. St. John Chief Operating Officer	2023	1,064,039	—	5,081,551	2,914,700	395,731	495,840	9,951,861
	2022	1,038,462	—	5,365,755	3,111,750	—	556,376	10,072,343
	2021	1,018,957	—	4,236,620	2,880,515	—	498,872	8,634,964
Timothy S. Cahill President, Missiles and Fire Control	2023	1,008,905	—	3,414,828	1,758,600	252,214	734,879	7,169,426

Gregory M. Ulmer President, Aeronautics	2023	989,808	—	3,414,828	2,145,800	165,875	238,794	6,955,105
	2022	983,558	—	3,577,299	1,830,100	5	164,526	6,555,488
(1)Information for Mr. Cahill is provided only for 2023 and for Mr. Malave and Mr. Ulmer only for 2023 and 2022 because they were not NEOs in prior years.
(2)Salary is paid weekly in arrears. The amount reported may vary from the approved annual rate of pay because the salary reported in the table is based on the actual number of weekly pay periods in a year and reflects mid-year increases as disclosed in the CD&A. Amounts for 2023 include payments of cash in lieu of vacation for Mr. St. John: $39,231 and Mr. Cahill: $19,097.
(3)Mr. Malave received a one-time cash sign-on bonus of $750,000 in 2022 to offset a forfeited 2021 annual incentive payout from his prior employer.
(4)Amounts reported in the Stock Awards column represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (ASC 718) for RSUs and PSUs granted in 2023, 2022 and 2021, disregarding potential forfeitures based on service requirements.

	2023 Aggregate Grant Date Fair Value RSUs	2023 Aggregate Grant Date Fair Value PSUs
	($)	($)
Mr. Taiclet	4,778,797	8,229,884
Mr. Malave	1,493,464	2,571,962
Mr. St. John	1,866,830	3,214,722
Mr. Cahill	1,254,261	2,160,566
Mr. Ulmer	1,254,261	2,160,566
The ASC 718 grant date fair value of one 2023 RSU of $477.45 represents the closing price of one share of our stock on the date of grant, discounted to take into account the deferred dividend equivalents that are accrued until vesting.
Values for the PSUs, which are subject to performance conditions, are based on the probable outcome on the grant date of three separate performance conditions (50% of the target shares are earned based upon Relative TSR, 25% of the target shares are earned based upon Free Cash Flow, and 25% of the target shares are earned based upon ROIC).
The grant date fair value of $509.11 for the Relative TSR portion of the PSU award was determined using a Monte Carlo simulation model. The value was determined using the historical stock price volatilities of the companies in our comparator group over the most recent 2.86-year period assuming dividends for each company are reinvested on a continuous basis and a risk-free rate of interest of 4.41% and that deferred dividend equivalents accrued on shares earned will be paid in cash upon vesting. The grant date fair value of $477.45 for the Free Cash Flow and ROIC portions of the awards is based on the closing price of our stock on the date of grant, discounted to take into account the deferred dividend equivalents that are accrued until vesting. In addition to the level of performance achieved, the value of the PSUs earned will be determined by the price of our stock on the date any shares are issued at the end of the performance period, which may be more or less than the grant date fair value.

2024 Proxy Statement	60

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

The maximum grant date fair values of the 2023 PSU awards, using the Monte Carlo simulation model for the TSR metric and assuming a 200% maximum payout for the ROIC and Free Cash Flow metrics, are as follows: Mr. Taiclet: $12,212,771; Mr. Malave: $3,816,674; Mr. St. John: $4,770,254; Mr. Cahill: $3,206,182; and Mr. Ulmer: $3,206,182.
(5)Amounts reported in the Non-Equity Incentive Plan Compensation column represent the annual incentive amounts paid under the amended and restated Lockheed Martin Corporation 2021 Management Incentive Compensation Plan (MICP), and the amounts earned under our LTIP cash awards in the three-year period ending on December 31 of the year reported.
The table below shows the respective 2023 annual incentive payouts and the amount earned under the 2021-2023 cash LTIP and reported for each NEO:

	2023 Annual Incentive Payout	2021-2023 LTIP Payout
	($)	($)
Mr. Taiclet	4,191,900	2,464,000
Mr. Malave*	1,434,500	—
Mr. St. John	1,946,700	968,000
Mr. Cahill	1,441,800	316,800
Mr. Ulmer	1,441,800	704,000
*    Mr. Malave did not receive a 2021-2023 LTIP award because he was not employed by the Company at the time such awards were granted.
(6)Amounts reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column primarily represent the change in the present value of the pension benefit for the NEO for the year reported and is not the amount that will be paid to the NEO. The increase in present value for 2023 was primarily driven by a decrease in the discount rate used in the present value calculation. This column also reports above-market earnings on compensation that was deferred before 2009 by the NEOs under the Interest Investment Option of our Deferred Management Incentive Compensation Plan as follows: for 2023: Mr. Ulmer: $10; 2022: Mr. Ulmer: $5; and for 2021: none. See “Nonqualified Deferred Compensation” for additional information on the Interest Investment Option, which was closed to new deferrals and transfers from other investment options in 2009.
(7)The amounts reported in the All Other Compensation column represent perquisites and other personal benefits provided to the NEOs in 2023 including: security; relocation benefits (when applicable); annual executive physicals; home office support; use of corporate aircraft for personal travel and other related expenses; and travel and other expenses for a family member accompanying the NEO while on business travel. Not all of the listed perquisites or personal benefits were provided to each NEO. In addition, the Company made available a Company-provided car and driver for personal commuting to some of the NEOs in 2023 and may provide event tickets from time to time, but requires the NEOs to reimburse the Company for the incremental cost to the Company of such items. The cost of any category of the listed perquisites and personal benefits in 2023 did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits for any NEO, except for: (i) security for Mr. Taiclet $100,335 and Mr. St. John $48,734; (ii) personal use of the corporate aircraft for Mr. Taiclet $1,072,901; Mr. St. John $326,102 and Mr. Ulmer $119,109; and (iii) relocation expenses for Mr. Cahill $419,114. Incremental cost for use of corporate aircraft for personal travel was calculated based on the costs associated with personal flights (including fuel, landing and parking fees, incremental maintenance costs, staff travel expenses, catering and other variable costs, but excluding fixed capital costs for the aircraft, Company hangar facilities and staff salaries). Our Board has directed our CEO to use corporate aircraft for security reasons while on business and personal travel. For 2023, personal use of the corporate aircraft for Mr. Taiclet included $394,406 related to flights that were exclusively personal in nature. The remainder is the incremental cost of flights that were associated with a Lockheed Martin business purpose, including the incremental cost of (i) travel to the Company’s headquarters for business purposes from an out-of-state residence of $183,035, (ii) re-positioning (“deadhead”) flights associated with such travel given the home base of the corporate aircraft and flight crew of $202,771, and (iii) flights, including deadheads, related to Lockheed Martin business originating or ending in a location other than the Company’s headquarters of $292,689. The incremental cost for personal security is calculated based on billings for services and equipment from third parties and for overtime and related expenses where the services are provided by the Company’s personnel. Given the nature of our business, additional security may be provided for travel in high-risk areas or to address particular situations. We believe that providing personal security in response to concerns arising out of employment by the Company is business-related.
In addition to perquisites, the amounts in this column include the items of compensation listed in the following table. All items are paid under broad-based programs for U.S. salaried employees except for tax assistance and the match or Company contributions to the Company’s nonqualified defined contribution plans (the Lockheed Martin Corporation Supplemental Savings Plan (NQSSP) and the Lockheed Martin Corporation Nonqualified Capital Accumulation Plan (NCAP)). Amounts under Matching Gift Programs include matching contributions made to eligible non-profit organizations under the Company’s matching gift programs generally available to all employees and include contributions to be made in 2024 to match 2023 executive contributions. Amounts under Company Contributions to Health Savings Accounts reflect the Company’s annual contribution to the health savings accounts of all employees who have a high-deductible health insurance plan and additional wellness incentives available to all enrolled employees and spouses for completing specific wellness actions. Amounts under Term Life Insurance Opt-Out Credit reflect cash payments made to NEOs who opt out of the Company’s broad-based employee term life insurance program, which option is available to all salaried employees of the Company. As permitted by the disclosure regulations, the premium cost for the NEOs’ participation in the Company’s broad-based employee term life insurance has not been included.
In 2023, the Company provided tax assistance on taxable security expenses, relocation related expenses, non-resident state income taxes incurred because of business travel, and travel expenses for a family member accompanying the NEO on travel determined to be business travel for tax purposes. Tax assistance was provided for these items because the associated tax liability imposed on the executive would not have been incurred unless business reasons required the items to be provided or the executive to travel to the non-resident state. For Mr. Taiclet the total tax assistance amount reported for 2023 included a payment of $42,884 attributable to non-resident income taxes, which was incurred as a result of business travel to a state other than his state of residence. For Mr. Cahill and Mr. Malave, the total tax assistance amount reported for 2023 included $156,475 and $11,359, respectively, associated with relocation expenses incurred pursuant to our relocation policy.

61	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Other Items of Compensation Included in “All Other Compensation” Column

	Tax Assistance for Business- Related Items	Company Contributions to Qualified Defined Contribution Plans	Company Contributions to Nonqualified Defined Contribution Plans	Company Contributions to Health Savings Accounts	Term Life Insurance Opt-Out Credit	Matching Gift Programs
Name	($)	($)	($)	($)	($)	($)
Mr. Taiclet	44,741	23,550	151,550	—	—	—
Mr. Malave	23,424	28,800	69,681	1,000	—	—
Mr. St. John	8,916	23,400	79,081	1,000	2,544	1,000
Mr. Cahill	173,084	23,400	75,581	1,800	—	1,000
Mr. Ulmer	5,531	27,300	71,681	1,000	—	1,000
Other Executive Compensation Information and Tables
2023 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Value of Stock Awards(4)
	Grant Date	Award Type	Threshold	Target	Maximum	Threshold	Target	Maximum
Name			($)	($)	($)	(#)	(#)	(#)	(#)	($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)
James D. Taiclet	—	MICP	232,883	3,326,900	6,653,800	—	—	—	—	—
	2/22/2023	RSU	—	—	—	—	—	—	10,009	4,778,797
	—	LTIP	200,000	3,200,000	6,400,000	—	—	—	—	—
	2/22/2023	PSU	—	—	—	1,043	16,684	33,368	—	8,229,884
Jesus Malave	—	MICP	79,695	1,138,500	2,277,000	—	—	—	—	—
	2/22/2023	RSU	—	—	—	—	—	—	3,128	1,493,464
	—	LTIP	62,500	1,000,000	2,000,000	—	—	—	—	—
	2/22/2023	PSU	—	—	—	326	5,214	10,428	—	2,571,962
Frank A. St. John	—	MICP	108,150	1,545,000	3,090,000	—	—	—	—	—
	2/22/2023	RSU	—	—	—	—	—	—	3,910	1,866,830
	—	LTIP	78,125	1,250,000	2,500,000	—	—	—	—	—
	2/22/2023	PSU	—	—	—	408	6,517	13,034	—	3,214,722
Timothy S. Cahill	—	MICP	80,098	1,144,250	2,288,500	—	—	—	—	—
	2/22/2023	RSU	—	—	—	—	—	—	2,627	1,254,261
	—	LTIP	52,500	840,000	1,680,000	—	—	—	—	—
	2/22/2023	PSU	—	—	—	274	4,380	8,760	—	2,160,566
Gregory M. Ulmer	—	MICP	80,098	1,144,250	2,288,500	—	—	—	—	—
	2/22/2023	RSU	—	—	—	—	—	—	2,627	1,254,261
	—	LTIP	52,500	840,000	1,680,000	—	—	—	—	—
	2/22/2023	PSU	—	—	—	274	4,380	8,760	—	2,160,566
(1)The amounts reported in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards columns include annual incentive grants (MICP) for 2023 and LTIP grants for the 2023-2025 performance period ending December 31, 2025.
The MICP measures performance over a one-year period and is described under “2023 Annual Incentive” in the CD&A. The threshold, or minimum amount payable (assuming an award is earned), is 7% of target while the maximum is 200% of target.
The LTIP award measures performance against three separate metrics described under “2023 Long-Term Incentive Compensation” in the CD&A. The threshold is the minimum amount payable for a specified level of performance stated in the LTIP award agreement. For the 2023-2025 award, the threshold amount payable is 6.25% of the target award. The maximum award payable under the LTIP award is 200% of target value. Awards are subject to forfeiture upon termination of employment prior to the end of the performance period, except in the event of retirement or layoff occurring after six months from the date of grant or in the event of death, disability, or divestiture. In any of these events, LTIP awards are paid at the end of the performance period on a

2024 Proxy Statement	62

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

prorated basis. Following a change in control, the 2023-2025 LTIP awards vest at the target amount upon involuntary termination without cause or voluntary termination with good reason or if the successor does not assume the LTIP awards.
(2)The amounts reported in the Estimated Future Payouts Under Equity Incentive Plan Awards columns of the table include PSU awards for the 2023-2025 performance period ending December 31, 2025. PSU awards typically have a three-year vesting period ending on the third anniversary of the date of grant (i.e., February 22, 2026 for the February 22, 2023 grants). At the end of the vesting period, the amount earned is payable in shares of stock and cash representing deferred dividend equivalents accrued on the earned shares during the three-year performance period. PSU awards are subject to forfeiture upon termination of employment prior to the end of the vesting period, except in the event of retirement or layoff occurring after six months from the date of grant or in the event of death, disability or divestiture. In any of these events, PSU awards are paid out at the end of the vesting period on a prorated basis. Following a change in control, the PSUs vest at the target amount upon involuntary termination without cause or voluntary termination with good reason or if the successor does not assume the PSUs.
Shares are earned under the PSU awards based upon performance against three separate metrics described under “PSU Awards” in the CD&A. If performance falls below the threshold level of performance, no shares would be earned. Assuming any payment is earned, the minimum amount payable under the PSU award is 6.25% of the target shares, the lowest level payable under any of these metrics. The maximum number of shares payable under the PSU is 200% of the number of target shares.
(3)The amounts reported in the All Other Stock Awards: Number of Shares of Stock or Units column show the number of RSUs granted on February 22, 2023. 2023 RSU awards vest on the third anniversary of the date of grant. RSU awards are subject to forfeiture upon termination of employment prior to the end of the vesting period, except in the event of retirement or layoff occurring after six months from the date of grant or death, disability or divestiture. RSU awards vest in full immediately upon death or disability and, upon layoff after six months from the date of grant, pro rata vest and are paid following the third anniversary of the grant date. RSU awards are prorated upon divestiture if not assumed by the successor. Following a change in control, the RSUs vest upon involuntary termination without cause or voluntary termination for good reason or if the successor does not assume the RSUs. If the employee retires after six months from the date of grant, but prior to the third anniversary of the date of grant, the RSUs become nonforfeitable and are paid at the end of the vesting period.
During the vesting period, deferred dividend equivalents are accrued and subject to the same vesting schedule as the underlying RSUs. At the end of the vesting period, the RSUs are paid in shares of stock and the deferred dividend equivalents are paid in cash. If any tax withholding is required on the RSUs and deferred dividend equivalents during the vesting period (for example, on account of retirement eligibility), the RSUs provide for accelerated vesting of the number of shares and deferred dividend equivalents required to satisfy the tax withholding. The award is then reduced by the number of shares and deferred dividend equivalents subject to acceleration of vesting for tax withholding.
(4)The amounts reported in the Grant Date Fair Value of Stock Awards column represent the aggregate grant date fair value computed in accordance with FASB ASC 718 for RSUs and PSUs granted in 2023, disregarding potential forfeitures based on service requirements.
The grant date fair value of the 2023 RSU grant is $477.45 per RSU, which represents the closing price of one share of our common stock on the date of grant, discounted to take into account the deferred dividend equivalents accrued until vesting.
The grant date fair value for the 2023 PSUs, which are subject to performance conditions, is based on the probable outcome of each of the three performance conditions. The grant date fair value of $509.11 for the Relative TSR portion of the award is determined using a Monte Carlo simulation model. The grant date fair value of $477.45 for the Free Cash Flow and ROIC portions of the awards is based on the closing price of one share of our stock on the date of grant, discounted to take into account the deferred dividend equivalents accrued until vesting.
As described in the CD&A, in determining 2023 awards of RSUs and PSUs, the closing price of Lockheed Martin common stock on the date of grant ($479.53 on February 22, 2023) was used as opposed to the grant date fair value. The use of the closing stock price versus the grant date fair value results in a difference between the amounts described in the CD&A and the amount reported in this column.

63	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Outstanding Equity Awards at 2023 Fiscal Year-End

	Stock Awards
	Grant Date	Award Type	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4)
Name			(#)	($)	(#)	($)
(a)			(g)	(h)	(i)	(j)
James D. Taiclet	2/25/2021	RSU	12,291	5,570,773	—	—
	2/25/2021	PSU	18,030	8,171,917	—	—
	2/23/2022	RSU	11,571	5,244,440	—	—
	2/23/2022	PSU	—	—	24,918	11,293,834
	2/22/2023	RSU	10,009	4,536,479	—
	2/22/2023	PSU	—	—	10,845	4,915,388
Jesus Malave	2/23/2022	RSU	6,171	2,796,944	—	—
	2/23/2022	PSU		—	13,290	6,023,560
	2/22/2023	RSU	3,128	1,417,735	—	—
	2/22/2023	PSU	—	—	3,390	1,536,484
Frank A. St. John	2/25/2021	RSU	4,629	2,098,048	—	—
	2/25/2021	PSU	7,084	3,210,752	—	—
	2/23/2022	RSU	4,509	2,043,659	—	—
	2/23/2022	PSU	—	—	9,968	4,517,896
	2/22/2023	RSU	3,864	1,751,319	—	—
	2/22/2023	PSU	—	—	4,237	1,920,378
Timothy S. Cahill	2/25/2021	RSU	1,515	686,659	—	—
	2/25/2021	PSU	2,319	1,051,064	—	—
	2/23/2022	RSU	1,507	683,033	—	—
	2/23/2022	PSU	—	—	3,325	1,507,023
	2/22/2023	RSU	2,599	1,177,971	—	—
	2/22/2023	PSU	—	—	2,847	1,290,374
Gregory M. Ulmer	2/25/2021	RSU	3,380	1,531,951	—	—
	2/25/2021	PSU	5,153	2,335,546	—	—
	2/23/2022	RSU	3,013	1,365,612	—	—
	2/23/2022	PSU	—	—	6,647	3,012,686
	2/22/2023	RSU	2,599	1,177,971	—	—
	2/22/2023	PSU	—	—	2,847	1,290,374
(1)Includes all unvested RSUs. RSUs vest on the third anniversary of the grant date. Also includes the PSUs granted on February 25, 2021, which had a performance period ending December 31, 2023 and a vest date of February 25, 2024. The number of shares shown in this column for the 2021-2023 PSUs is the number of shares earned based on the performance period and that were paid upon vesting.
(2)The market value is calculated by multiplying the number of shares shown in the preceding column by the December 29, 2023 per share closing price of our stock ($453.24). NEOs also receive a cash payment for deferred dividend equivalents accrued through the end of the performance period for PSUs and the end of the vesting period for RSUs.
(3)Represents PSUs granted on February 23, 2022 for the 2022-2024 performance period and on February 22, 2023 for the 2023-2025 performance period. The PSUs are earned and paid out in shares of our common stock at the end of the three-year vesting period based upon performance on three separate metrics (Relative TSR, Free Cash Flow and ROIC). The number of shares of stock shown in this column is based upon the threshold level of performance for each of the three metrics or, if performance on the metric has exceeded the threshold level as of December 31, 2023, the estimated level of performance as of December 31, 2023. PSUs have a vesting period ending on the third anniversary of the date of grant.
(4)The market value is calculated by multiplying the number of PSUs reported in the preceding column by the December 29, 2023 per share closing price of our stock ($453.24). NEOs also receive cash payment for deferred dividend equivalents accrued through the end of the performance period.

2024 Proxy Statement	64

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Stock Vested During 2023

	Stock Awards
	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting (2)
Name	(#)	($)
(a)	(d)	(e)
James D. Taiclet	38,016	17,889,189
Jesus Malave	10,286	4,927,817
Frank A. St. John	12,511	5,994,059
Timothy S. Cahill	4,181	2,004,051
Gregory M. Ulmer	1,580	756,750
(1)Represents (i) vesting on February 27, 2023 of RSUs and PSUs granted on February 21, 2020 following the three-year vesting period (for all NEOs except Mr. Taiclet and Mr. Malave); (ii) accelerated vesting on December 8, 2023 of a portion of RSUs granted on February 22, 2023 equal to the value of the tax withholding obligation due because the NEO is retirement-eligible (for all NEOs with outstanding 2023 RSUs except Mr. Taiclet and Mr. Malave); (iii) vesting of Mr. Taiclet’s initial equity award upon becoming CEO and Mr. St. John’s incremental equity award upon becoming COO, each granted on July 27, 2020 (Mr. Taiclet: 27,024 PSUs vesting on February 27, 2023 and 10,992 RSUs vesting on July 27, 2023; Mr. St. John: 293 PSUs vesting on February 27, 2023 and 112 RSUs vesting on July 27, 2023) and (iv) vesting on February 23, 2023 of 10,286 RSUs granted on February 23, 2022 to Mr. Malave as an equity replacement award to offset forfeited unvested incentives from his former employer. The amounts for the accelerated vesting for tax withholding represent the aggregate number of shares vested prior to the concurrent disposition of the vested shares to the Company to satisfy the tax withholding obligation.
(2)Value realized was calculated based on the number of shares acquired on vesting multiplied by the per share closing price of our common stock on the date of vesting (February 23, 2023: $479.08; February 27, 2023: $479.49; July 27, 2023: $448.64; and December 8, 2023: $448.02).
Pension Benefits
The NEOs (except Mr. Taiclet and Mr. Malave) have frozen benefits under (1) the Lockheed Martin Corporation Salaried Employee Retirement Program (LMRP), which is a tax-qualified plan that includes several prior plans (the Prior Plans), and (2) the Lockheed Martin Corporation Consolidated Supplemental Retirement Benefit Plan (Supplemental Pension), which is a restorative plan that provides benefits in excess of the benefit payable under IRS rules through the LMRP. These plans were frozen in two steps. Increases in compensation ceased to be taken into account effective January 1, 2016 and increases in service ceased to be taken into account effective January 1, 2020.
The annual pension benefit for all participants under the LMRP is determined by a final average compensation formula that multiplies (x) a percentage (1.25% of compensation below the social security wage base and 1.5% above that level) times (y) years of credited service ending with 2019 times (z) the average of the employee’s highest three years of compensation in the last ten years ending with 2015. Average compensation includes the NEO’s base salary and annual incentive payouts. None of the NEOs has been credited with any extra years of service or provided a benefit from a special or enhanced formula. Normal retirement age is 65; however, benefits are payable as early as age 55 at a reduced amount or without reduction for early retirement at age 60. Benefits are payable as a monthly annuity for the lifetime of the employee, as a joint and survivor annuity, as a life annuity with a five- or ten-year guarantee, or as a level income annuity. In addition, a portion of the retirement benefits for certain NEOs may be calculated based on the formulas specified by the Prior Plans. The Prior Plans have a number of formulas, some of which take into account the participant’s years of credited service and pay over the career of the NEO as of a specified date. Certain other formulas in the Prior Plans are based upon the final average compensation and credited service of the employee as of a specified date. Pay under certain formulas in the Prior Plans included salary, commissions, lump sum pay in lieu of a salary increase and annual incentive payouts awarded that year. All of the NEOs who participate in the LMRP, including any portion with respect to Prior Plans, were vested and are eligible for early retirement as of December 31, 2023.
The Supplemental Pension uses the same formula for benefits as the tax-qualified plan uses for calculating the NEO’s benefit. Although all service recognized under the tax-qualified plan is recognized under the Supplemental Pension, a benefit would have been earned under the Supplemental Pension only in years when the NEO’s total accrued benefit would have exceeded the maximum allowable benefit accrued under the tax-qualified plan. The Supplemental Pension benefits are payable in the same forms as benefits are paid under the LMRP, except Mr. Cahill may elect a lump sum payment of his Supplemental Pension benefits due to his initial date of participation.

65	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Pension Benefits Table

		Number of Years of Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
James D. Taiclet	Lockheed Martin Corporation Salaried Employee Retirement Program	—	—	—
	Lockheed Martin Corporation Consolidated Supplemental Retirement Benefit Plan	—	—	—
Jesus Malave	Lockheed Martin Corporation Salaried Employee Retirement Program	—	—	—
	Lockheed Martin Corporation Consolidated Supplemental Retirement Benefit Plan	—	—	—
Frank A. St. John	Lockheed Martin Corporation Salaried Employee Retirement Program	32.6	1,456,855	—
	Lockheed Martin Corporation Consolidated Supplemental Retirement Benefit Plan	—	3,450,340	—
Timothy S. Cahill	Lockheed Martin Corporation Salaried Employee Retirement Program	25.1	1,193,623	—
	Lockheed Martin Corporation Consolidated Supplemental Retirement Benefit Plan	—	2,022,608	—
Gregory M. Ulmer	Lockheed Martin Corporation Salaried Employee Retirement Program	24.7	1,290,080	—
	Lockheed Martin Corporation Consolidated Supplemental Retirement Benefit Plan	—	953,103	—
(1)The Number of Years of Credited Service is four years less than the actual number of years of service for the NEOs listed in the table as increases in service ceased to be taken into account effective January 1, 2020.
(2)The amounts reported in the Present Value of Accumulated Benefit column were computed using the same assumptions we used to account for pension liabilities in our financial statements and as described in Note 11 to our financial statements contained in our 2023 Annual Report. The amounts were calculated based on benefits commencing at age 60 (or current age if greater). We used these ages rather than the plan’s normal retirement age of 65 because an employee may commence receiving pension benefits at age 60 without any reduction for early commencement. Amounts paid under our plans use assumptions contained in the plans and may be different than those used for financial statement reporting purposes. If a NEO is eligible to elect a lump sum payment under the Supplemental Pension, the amount of the lump sum would be based on plan assumptions and not the assumptions used for financial statement reporting purposes. As a result, the actual lump sum payment would be an amount different than what is reported in this table. The age of the NEO at retirement would also impact the size of the lump sum payment.
Nonqualified Deferred Compensation
In general, participants in our tax-qualified defined contribution plan may elect to defer up to 40% of base salary on a pre-tax, Roth, and/or after-tax basis. In addition, we make a matching contribution equal to 50% of up to the first 8% of base salary contributed by the participant plus a nonelective contribution equal to 6% of the participant’s base pay. Employee and Company matching contributions in excess of the Internal Revenue Code limitations may be contributed to a nonqualified defined contribution plan called the Lockheed Martin Corporation Supplemental Savings Plan (NQSSP) on a pre-tax basis at the election of the NEO. We also make Company nonelective contributions in excess of the Internal Revenue Code limitations to a nonqualified defined contribution excess plan called the Lockheed Martin Corporation Nonqualified Capital Accumulation Plan (NCAP) equal to 6% of the NEO’s base salary. Employee contributions and Company matching and nonelective contributions to the plans are nonforfeitable at all times. NQSSP and NCAP contributions are credited with earnings or losses based on the investment options in which the account has been invested, as elected by the participant. Each of the NQSSP and NCAP investment options is available under our tax-qualified defined contribution plan for salaried employees. The NQSSP and NCAP provide for payment following termination of employment in a lump sum or up to 25 annual installments at the participant’s election. All amounts accumulated and unpaid under the NQSSP and NCAP must be paid in a lump sum within 15 calendar days following a change in control.
The Deferred Management Incentive Compensation Plan (DMICP) is a nonqualified deferred compensation plan that provides the opportunity to defer, until termination of employment or beyond, the receipt of all or a portion of annual incentive payouts and LTIP awards. NEOs may elect any of the investment funds available in the NQSSP (with the exception of the Company Stock Fund) and two investment alternatives available only under the DMICP for crediting earnings (losses). Under the DMICP Company Stock Investment Option, earnings (losses) on deferred amounts will accrue at a rate that tracks the performance of our common stock, including reinvestment of dividends. Under the DMICP Interest Investment Option, earnings accrue at a rate equivalent to the then published rate for computing the present value of future benefits under Cost Accounting Standards 415, Deferred Compensation (CAS 415 rate). The Interest Investment Option was closed to new deferrals and transfers from other investment options effective July 1, 2009. Amounts credited to the Stock Investment Option may not be reallocated to other options and will be paid in shares of our common

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

stock upon distribution. The DMICP provides for payment in January or July following termination of employment in a lump sum or up to 25 annual installments at the NEO’s election. All amounts accumulated under the DMICP must be paid in a lump sum within 15 days following a change in control.
The following table reports compensation earned by the NEOs and deferred under NQSSP, NCAP and DMICP.
Nonqualified Deferred Compensation Table

		Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions in Last FY	Aggregate Balance at Last FYE(3)
Name		($)	($)	($)	($)	($)
(a)		(b)	(c)	(d)	(e)	(f)
James D. Taiclet	NQSSP	397,740	66,290	91,163	—	1,482,261
	NCAP	—	85,260	24,932	—	314,698
	DMICP	—	—	—	—	—
	TOTAL	397,740	151,550	116,096	—	1,796,959
Jesus Malave	NQSSP	75,981	30,392	5,217	—	111,591
	NCAP	—	39,289	6,768	—	79,919
	DMICP	562,148	—	61,842	—	623,990
	TOTAL	638,129	69,681	73,827	—	815,499
Frank A. St. John	NQSSP	233,702	37,392	287,628	—	2,277,255
	NCAP	—	41,688	28,276	—	232,311
	DMICP	—	—	857,047	—	6,504,965
	TOTAL	233,702	79,081	1,172,951	—	9,014,530
Timothy S. Cahill	NQSSP	269,942	35,992	576,147	—	3,821,161
	NCAP	—	39,589	14,244	—	135,450
	DMICP	440,194	—	1,591,244	—	13,420,258
	TOTAL	710,136	75,581	2,181,635	—	17,376,869
Gregory M. Ulmer	NQSSP	96,277	32,092	146,587	—	1,280,222
	NCAP	—	39,589	13,689	—	154,734
	DMICP	—	—	438,821	—	3,554,219
	TOTAL	96,277	71,681	599,098	—	4,989,175
(1)The amounts reported in the Executive Contributions in Last Fiscal Year column include salary deferrals to the NQSSP in 2023 and any deferrals to the DMICP of annual incentive and LTIP payouts that were payable in 2023 for performance periods ending in 2022. Any deferrals to the DMICP of annual incentive and LTIP payouts for performance periods ending in 2023 are not credited until 2024, and are not included in the table.
(2)The amounts reported in the Registrant Contributions in Last Fiscal Year column include Company matching contributions to the NQSSP made in 2023 and Company nonelective contributions made to the NCAP in 2023. The NQSSP Company match and NCAP Company nonelective contributions are also included in the All Other Compensation column of the “Summary Compensation Table.”
(3)The amount of 2023 contributions and earnings reported in this table that is also reported as compensation in our “Summary Compensation Table” for 2023 is for Mr. Taiclet: $549,290; Mr. Malave: $145,662; Mr. St. John: $312,783; Mr. Cahill: 345,523 and Mr. Ulmer: $167,957. The amount in “Aggregate Balance at Last Fiscal Year End” column reported as compensation in our “Summary Compensation Tables” for years prior to 2023 is for Mr. Taiclet: $1,143,135; Mr. Malave: $595,909; Mr. St. John: $2,329,906; Mr. Cahill: none and Mr. Ulmer: $166,667.

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Potential Payments Upon Termination or Change in Control
The chart below summarizes the benefits that become payable to a NEO at, following, or in connection with retirement, change in control, death, disability, layoff, divestiture, termination or resignation under the terms of our benefit plans.

	Retirement	Change in Control	Death/Disability/Layoff	Divestiture(1)	Termination/Resignation
Annual Incentive(2)	Payment (at age 55 and five years of service or age 65) may be prorated based on year-end performance results for retirement during the year with six months of participation in the year.	No provision.
Payment may be prorated at target for death or disability during the year.
Payment may be prorated based on year-end performance results for layoff with six months of participation in the year.
No payment if layoff occurs at any time during the year, including on the last day of the year, and benefits are paid to the Executive under the Executive Severance Plan.
				No provision.	No payment will be made for termination/resignation during the year.
RSUs	For most awards, continued vesting of RSUs and dividend equivalents subject to six-month minimum service from date of grant.
Immediate vesting of RSUs, PSUs at Target, LTIP at Target and dividend equivalents on RSUs and PSUs if not assumed by successor. Immediate vesting following involuntary termination without cause or voluntary termination with good reason within 24 months of change in control if assumed by successor.

Upon layoff and subject to six-month minimum service from date of grant and execution of a release of claims, for 2021 awards, continued vesting of RSUs and dividend equivalents; for 2022 and 2023 awards, prorated vesting of RSUs and dividend equivalents.
Full immediate vesting following death or disability.

Unless assumed by the successor, RSUs and dividend equivalents will vest on a pro rata basis based on the days into the vesting period at closing unless the employee is retirement-eligible in which case the RSU grant will continue to vest until the vesting date.

Forfeit unvested RSUs, PSUs and LTIP and dividend equivalents on RSUs and PSUs if termination occurs prior to becoming retirement-eligible or anytime if termination is due to misconduct.
Termination on or after the six-month anniversary of the grant date and either (i) age 55 and ten years of service or (ii) age 65 is treated as retirement-eligible.

PSUs & LTIP	Prorated payment of PSUs and LTIP (and dividend equivalents on PSUs) based on the performance at the end of the three-year performance period, subject to six-month minimum service from date of grant.
Prorated payment of PSUs and LTIP (and dividend equivalents on PSUs) based on the performance at end of the three-year performance period, subject to six-month minimum service from date of grant and execution of a release of claims for layoff.
Prorated payment of PSUs and LTIP (and dividend equivalents on PSUs) based on the performance at the end of the three-year performance period.
Executive Severance Plan	No payment.	No payment unless terminated.
No payment in the case of death or disability. Payment of a lump sum amount equal to a multiple of salary, annual bonus equivalent, and health care continuation coverage cost plus outplacement services and relocation assistance. The multiple of salary and annual bonus equivalent for the CEO is 2.99; for all other NEOs it is 1.0.
				No payment.	No payment.

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	Retirement	Change in Control	Death/Disability/Layoff	Divestiture(1)	Termination/Resignation
Pension(3)
Qualified: Annuity payable on a reduced basis at age 55; annuity payable on a non-reduced basis at age 60; steeper reduction for early commencement at age 55 for terminations prior to age 55 than for terminations after age 55.
Supplemental: Annuity or, for NEOs eligible before Dec. 16, 2005, lump sum at later of age 55 or termination, same early commencement reductions applied as for Pension-Qualified.
Qualified: No acceleration. Supplemental: Lump Sum within 15 calendar days of the change in control.
Qualified: Spousal annuity benefit as required by law in event of death unless waived by spouse. For either (i) disability between age 53 and 55 with eight years of service or (ii) layoff between age 53 and 55 with eight years of service or before age 55 with 25 years of service, participant is eligible for the more favorable actuarial reductions for participants terminating after age 55.
Supplemental: Annuity or, for NEOs eligible before Dec. 16, 2005, lump sum at later of age 55 or termination, same provisions as Pension-Qualified for spousal waiver, disability, and layoff.
No provisions; absent a negotiated transfer of liability to buyer, treated as retirement or termination.
Qualified: Annuity payable on a reduced basis at age 55; annuity payable on a non-reduced basis at age 60; steeper reduction for early commencement at age 55 for terminations prior to age 55 than for terminations after age 55.
Supplemental: Annuity or, for NEOs eligible before Dec. 16, 2005, lump sum, same early commencement reductions applied as for Pension-Qualified.

DMICP(4) / NQSSP(4) / NCAP(4)	Lump sum or installment payment in accordance with NEO elections.	Immediate lump sum payment.
DMICP: Lump sum or installment payments in accordance with NEO elections, except lump sum only for layoff prior to age 55.
NQSSP/NCAP: Lump sum for death; for disability or layoff, lump sum or installment payments in accordance with NEO elections.
Follows termination provisions.
DMICP: Lump sum or installment payments in accordance with NEO elections, except lump sum only if termination is prior to age 55.
NQSSP/NCAP: Lump sum or installment payments in accordance with NEO elections.

(1)Divestiture is defined as a transaction which results in the transfer of control of a business operation to any person, corporation, association, partnership, joint venture, or other business entity of which less than 50 percent of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled directly or indirectly by us, one or more of our subsidiaries, or by a combination thereof following the transaction.
(2)See “Compensation Discussion and Analysis” for discussion of annual incentive payment calculation.
(3)See “Pension Benefits Table” for present value of accumulated benefit. Amounts paid under the Pension and Supplemental Pension use assumptions set forth in the plans and are different from the assumptions used to calculate the accrued benefit reported in the “Pension Benefits Table” or “Summary Compensation Table” or for financial reporting; therefore, actual payouts would be different from those disclosed in such tables. Payments under the Supplemental Pension would be payable to eligible NEOs in accordance with their individual elections and would not commence prior to age 55, except in the case of a change in control, in which case benefits would be paid in a lump sum payment shortly following the change in control regardless of age. All forms of payment, whether lump sum or annuities and regardless of the payment triggering event, would be calculated using the plan assumptions to be actuarially equivalent so that there is no incremental benefit associated with any of the events or payment forms.
(4)See “Aggregate Balance at Last FYE” column in “Nonqualified Deferred Compensation Table” for amounts payable.

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The following table quantifies the payments under our executive compensation programs in RSU, LTIP and PSU awards and the Executive Severance Plan that would be made for each NEO assuming a termination event occurred on December 31, 2023. Payments under other plans do not change as a result of the termination event, and quantification of those payments is found elsewhere in this Proxy Statement; benefits under plans available generally to salaried employees also are not included. The table shows amounts that would actually be paid on or shortly after December 31, 2023 on account of the trigger event. Amounts that are contingent upon future performance, continued vesting or already earned as of December 31, 2023 are described and quantified in the footnotes following the table. Award agreements for the NEOs contain clawback provisions and post-employment restrictive covenants. To receive a supplemental severance benefit or favorable vesting of RSU, LTIP and PSU awards on layoff, an executive must execute a release of claims and, for the supplemental severance benefit, an agreement containing two-year post-employment non-compete and non-solicitation covenants.
Potential Payments Upon Termination or Change in Control Table

		Retirement	Change In Control	Death/ Disability	Layoff	Divestiture	Termination/ Resignation(1)
Name		($)	($)	($)	($)	($)	($)
James D. Taiclet	LTIP(2)	—	9,000,000	—	—	—	—
	RSUs(3)	—	16,165,536	16,165,536	—	10,404,022	—
	PSUs(4)	—	26,945,585	—	—	—	—
	Executive Severance(5)	—	—	—	15,273,194	—	—
	TOTAL	—	52,111,121	16,165,536	15,273,194	10,404,022	—
Jesus Malave	LTIP(2)	—	2,600,000	—	—	—	—
	RSUs(3)	—	4,398,011	4,398,011	—	2,227,429	—
	PSUs(4)	—	7,330,805	—	—	—	—
	Executive Severance(5)	—	—	—	2,195,168	—	—
	TOTAL	—	14,328,816	4,398,011	2,195,168	2,227,429	—
Frank A. St. John	LTIP(2)	—	3,550,000	—	—	—	—
	RSUs(3)	—	6,204,230	6,204,230	—	—	—
	PSUs(4)	—	10,634,872	—	—	—	—
	Executive Severance(5)	—	—	—	2,649,632	—	—
	TOTAL	—	20,389,102	6,204,230	2,649,632	—	—
Timothy S. Cahill	LTIP(2)	—	1,600,000	—	—	—	—
	RSUs(3)	—	2,666,465	2,666,465	—	—	—
	PSUs(4)	—	4,549,461	—	—	—	—
	Executive Severance(5)	—	—	—	2,197,062	—	—
	TOTAL	—	8,815,926	2,666,465	2,197,062	—	—
Gregory M. Ulmer	LTIP(2)	—	2,440,000	—	—	—	—
	RSUs(3)	—	4,293,490	4,293,490	—	—	—
	PSUs(4)	—	7,344,684	—	—	—	—
	Executive Severance(5)	—	—	—	2,201,317	—	—
	TOTAL	—	14,078,174	4,293,490	2,201,317	—	—
(1)Termination/Resignation: Resignation by executives who are eligible for retirement, for purposes of this table, is treated as retirement. All NEOs who participate in the pension plans were eligible for retirement as of December 31, 2023.
(2)Long-Term Incentive Performance Awards: The table shows an amount payable in the event of a change in control trigger event for the 2022-2024 and 2023-2025 LTIP performance periods. For a trigger event based upon death, disability, retirement (or resignation after satisfying the requirements for retirement), layoff or divestiture on December 31, 2023, amounts (if any) for the 2022-2024 and 2023-2025 LTIP performance periods would not be payable until after the end of the performance period. The estimated prorated amounts payable for the 2022-2024 performance cycle based on performance through December 31, 2023 are: Mr. Taiclet $3,876,000; Mr. Malave $2,067,200; Mr. St. John $1,550,400; Mr. Cahill $516,800 and Mr. Ulmer $1,033,600. The estimated prorated amounts payable for the 2023-2025 performance cycle based on performance through December 31, 2023 are: Mr. Taiclet $1,680,000; Mr. Malave $525,000; Mr. St. John $656,250; Mr. Cahill $441,000 and Mr. Ulmer $441,000. The table does not include amounts for the 2021-2023 performance cycle as these amounts are reported in the “Summary Compensation Table” (see footnote to the Non-Equity Incentive Plan Compensation column).

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(3)Restricted Stock Units: For a change in control (assuming satisfaction of the double trigger), death, disability or divestiture, the reported value of the RSUs was based upon the closing price of our stock on December 29, 2023 ($453.24) plus deferred dividend equivalents that accrued. RSUs would continue to vest for retirement or layoff (pro rata vesting for 2022 and 2023 RSUs in the event of layoff) occurring on December 31, 2023 and would not become payable until their applicable vesting date, and are not included in the table. If a NEO is retirement-eligible, then in the case of a divestiture occurring on December 31, 2023, the RSUs will continue to vest and are treated as a retirement. For retirement under the 2021, 2022 and 2023 RSUs and layoff under the 2021 RSUs, the RSUs to be received upon vesting would have the same value on December 31, 2023 as the amounts shown for immediate payment on account of death or disability. For 2022 and 2023 RSUs that pay out a prorated amount upon vesting in the event of a layoff, the value as of December 31, 2023 was (i) for the 2022 RSUs: Mr. Taiclet $3,399,989; Mr. Malave $1,813,232; Mr. St. John $1,359,805; Mr. Cahill $453,427 and Mr. Ulmer $906,855; and (ii) for the 2023 RSUs: Mr. Taiclet $1,324,965; Mr. Malave $414,197; Mr. St. John $517,979; Mr. Cahill $348,112 and Mr. Ulmer $348,112.
(4)Performance Stock Units: The table shows an amount payable in the event of a change in control trigger event for the 2021-2023, 2022-2024 and 2023-2025 performance periods. The amount shown for the PSUs upon a change in control is the target level of the shares valued using the closing price of our stock on December 29, 2023 ($453.24) plus deferred dividend equivalents that accrued. The table assumes the double trigger occurred. For a trigger event based upon death, disability, retirement (or resignation after satisfying the requirements for retirement), layoff or divestiture on December 31, 2023, amounts (if any) for the 2021-2023, 2022-2024 and 2023-2025 PSU performance periods would be paid on a prorated basis following the end of the applicable performance period. The payments estimated to be paid on a non-prorated basis following the end of the performance cycle using the December 29, 2023 stock price are reported for the 2021-2023 PSU performance cycle in the Market Value of Shares or Units of Stock That Have Not Vested column of the “Outstanding Equity Awards at 2023 Fiscal Year-End Table” and for 2022-2024 and 2023-2025 in Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested column of that table. The estimated prorated amounts for a trigger event occurring on December 31, 2023 plus deferred dividend equivalents that accrued are for each cycle: (i) 2021-2023 cycle: Mr. Taiclet $8,338,755; Mr. St. John $3,276,723; Mr. Cahill $1,072,258 and Mr. Ulmer $2,383,338; (ii) 2022-2024 cycle: Mr. Taiclet $7,332,077; Mr. Malave $3,910,631; Mr. St. John $2,933,212; Mr. Cahill $978,373 and Mr. Ulmer $1,956,270; and (iii) 2023-2025 cycle: Mr. Taiclet $1,163,010; Mr. Malave $363,935; Mr. St. John $454,220; Mr. Cahill $305,762 and Mr. Ulmer $305,762. The prorated amounts are based on the stock price and estimated performance as of December 31, 2023.
(5)Executive Severance: The total amounts projected for severance payments due to layoff are based on the Executive Severance Plan. It includes payment for one year of salary (2.99 years for Mr. Taiclet) and one year of target annual incentive (2.99 for Mr. Taiclet), estimated costs for benefits continuation for one year, outplacement services and relocation assistance (if required under the plan terms).
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the Company must annually disclose in its proxy statement the median of the annual total compensation of all of its employees (excluding the CEO), the annual total compensation of its CEO, and the ratio of the CEO compensation to the employee median compensation. The ratio of CEO pay to the pay of the Company’s median employee for fiscal year 2023 is 187 to one.
Lockheed Martin employs approximately 122,000 employees that are, in large part, highly skilled professionals located primarily in the United States, but also in numerous other countries. For purposes of the fiscal year 2023 CEO pay ratio set forth above, we used the same median employee identified with respect to our fiscal year 2022 CEO pay ratio, because there has not been a change in our employee population or employee compensation arrangements that we believe would significantly change the pay ratio disclosure.
The median employee was determined by calculating the total annual cash compensation (base salary plus annual incentive) of all employees except the CEO as of December 31, 2022, and then sorting those employees from highest to lowest; and determining the median employee from that list.
The total annual compensation for our CEO for fiscal year 2023 was $22,813,775 as set forth in the Total column in the “Summary Compensation Table”. The total annual compensation for the median employee for fiscal year 2023 was $121,901 encompassing base salary, incentives/recognition awards and Company contributions to defined contribution plans. The annual total compensation of the median employee was determined in the same manner as the total compensation shown for our CEO. Like Mr. Taiclet, the median employee does not participate in our pension plan.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Pay Versus Performance
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and its NEOs’ pay. For a discussion of how the Company views its executive compensation structure, including alignment with Company performance, see “Compensation Discussion and Analysis (CD&A)” beginning on page 44
The use of the term “compensation actually paid” (CAP) is required by the SEC’s rules. Neither CAP nor the total amount reported in the Summary Compensation Table reflect the amount of compensation actually paid, earned or received during the applicable year. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table Total values for the applicable year as described in the footnotes to the following table.

Year	Summary Compensation Table Total for PEO (Taiclet)(1)	Compensation Actually Paid to PEO (Taiclet)(2)	Summary Compensation Table Total for PEO (Hewson)(1)	Compensation Actually Paid to PEO (Hewson)(2)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:		Net Income(4)	Free Cash Flow(5)
							Total Shareholder Return	Peer Group Total Shareholder Return(3)
	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	22,813,775	14,124,440	—	—	7,683,912	5,424,589	129.72	119.09	6,920	6,229
2022	24,810,545	45,201,355	—	—	7,892,151	12,280,312	135.57	111.54	5,732	6,132
2021	18,111,211	18,685,666	—	—	6,318,045	5,193,364	96.54	95.03	6,315	7,699
2020	23,360,369	22,409,142	28,499,825	28,639,659	8,536,811	8,118,636	93.55	83.94	6,833	6,417
(1)Mr. Taiclet was elected CEO effective June 15, 2020, succeeding Ms. Marillyn A. Hewson. The individuals comprising the Non-PEO NEOs are for 2023: Mr. Malave, Mr. St. John, Mr. Cahill and Mr. Ulmer; for 2022: Mr. Malave, Mr. John W. Mollard, Mr. St. John, Mr. Scott T. Greene, Ms. Maryanne R. Lavan and Mr. Ulmer; for 2021: Mr. Mollard, Mr. Kenneth P. Possenriede, Mr. St. John, Mr. Richard F. Ambrose, Ms. Stephanie C. Hill and Ms. Hewson; and for 2020: Mr. Possenriede, Mr. St. John, Mr. Ambrose and Ms. Michele A. Evans.
(2)CAP reflects the total compensation reported in the Summary Compensation Table for the applicable year adjusted to include or exclude the amounts shown in the tables below for the NEOs. Amounts in the Exclusion of Change in Pension Value column reflect the amounts attributable to the Change in Pension Value reported in the Summary Compensation Table. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table. The Inclusion of Pension Service Cost column would report amounts based on the pension service cost for services rendered during the listed year and any prior service cost or credit attributable to a plan amendment for services rendered prior to the amendment. There are no amounts listed in this column because the Company’s pension plan was frozen effective January 1, 2020 and there have not been any plan amendments triggering additional costs or credits in the years covered. Equity values are calculated in accordance with FASB ASC Topic 718.

	Summary Compensation Table Total	Exclusion of Change in Pension Value	Exclusion of Stock Awards	Inclusion of Pension Service Cost	Inclusion of Equity Values*	Compensation Actually Paid
	($)	($)	($)	($)	($)	($)
James D. Taiclet
2023	22,813,775	—	(13,008,681)	—	4,319,346	14,124,440
2022	24,810,545	—	(13,413,894)	—	33,804,704	45,201,355
2021	18,111,211	—	(10,783,715)	—	11,358,170	18,685,666
2020	23,360,369	—	(18,611,850)	—	17,660,623	22,409,142
Marillyn A. Hewson
2020	28,499,825	(2,445,000)	(12,818,340)	—	15,403,174	28,639,659
Average of Non-PEO NEOs
2023	7,683,912	(203,453)	(3,994,158)	—	1,938,287	5,424,589
2022	7,892,151	—	(4,648,089)	—	9,036,250	12,280,312
2021	6,318,045	—	(2,518,462)	—	1,393,781	5,193,364
2020	8,536,811	(720,038)	(3,805,702)	—	4,107,564	8,118,636
*    The amounts in the Inclusion of Equity Values in the table above are derived from the amounts set forth in the following table:

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	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included	Total - Inclusion of Equity Values
	($)	($)	($)	($)	($)	($)	($)
James D. Taiclet
2023	11,256,499	(6,400,756)	—	(536,398)	—	—	4,319,346
2022	17,510,143	15,944,680	—	349,881	—	—	33,804,704
2021	11,928,062	(761,733)	—	191,841	—	—	11,358,170
2020	17,660,623	—	—	—	—	—	17,660,623
Marillyn A. Hewson
2020	13,109,831	(143,041)	164,491	2,271,893	—	—	15,403,174
Average of Non-PEO NEOs
2023	3,444,261	(1,481,485)	26,240	(50,728)	—	—	1,938,287
2022	5,926,948	2,832,204	118,924	158,175	—	—	9,036,250
2021	1,970,122	(47,405)	30,538	(173,903)	(385,571)	—	1,393,781
2020	3,898,853	(31,118)	38,958	200,871	—	—	4,107,564
(3)Reflects S&P Aerospace & Defense Index.
(4)“Net income” is equivalent to “Net earnings” as reported in the Company’s financial statements.
(5)SEC rules require us to designate a “company-selected measure” that in our assessment represents the most important financial performance measure (that is not total shareholder return or net income) used by the Company to link the CAP of our NEOs, for the most recently completed fiscal year, to our performance. We selected Free Cash Flow as this measure for 2022 and 2023 as reflected in column (i) in the first table above. Free Cash Flow is a non-GAAP measure and is defined as cash from operations less capital expenditures. See Appendix A for more information on Free Cash Flow and how it is calculated. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.
Relationship Between CAP and Cumulative TSR, Net Income and Free Cash Flow
The following chart sets forth the relationship between CAP for our PEOs, the CAP average for our other NEOs, and our cumulative total shareholder returns during the four most recently completed years. As illustrated, CAP generally correlates with our total shareholder returns as the majority of executive compensation is delivered through long-term incentives, the value of which is largely dependent on total shareholder return, including changes to our stock price and our forecasted performance factor for the unvested PSUs granted over the last three years.
The stockholder return performance indicated on the graph below is not a guarantee of future performance.
Net Income and Free Cash Flow are also important components of our executive compensation incentive plans. Free Cash Flow is incorporated in both our annual and long-term incentive plans, while Net Income is part of the formula for our ROIC calculation in our

73	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

long-term incentive program. While Net Income and Free Cash Flow are key financial measures that can also affect our TSRs, they do not have as strong of a relation to CAP given that the methodology in determining CAP is primarily based on changes to equity-based award values tied to our annual stock price performance. As an example, CAP for 2023 is significantly lower than 2022, while free cash flow and Net Income increased from 2022 to 2023.
As shown in the Pay versus Performance table on page 72 above, CAP decreased from 2020 to 2021, increased from 2021 to 2022, and decreased from 2022 to 2023, while Net Income decreased from 2020 to 2021, 2021 to 2022, and increased from 2022 to 2023, while Free Cash Flow increased from 2020 to 2021, decreased from 2021 to 2022, and increased from 2022 to 2023. See “2023 Compensation Elements” in the CD&A for more information on the contribution of these measures to 2023 incentive awards.
Stockholder Returns Versus Peer Group
For purposes of the Pay Versus Performance disclosure, we measure our TSR performance against the industry-focused index disclosed in the stock performance graph of our Annual Report on Form 10-K. The comparison assumes $100 was invested in the Company and in the S&P Aerospace & Defense Index for the period starting December 31, 2019 and was held through the end of each year listed in the first table set forth above. All dollar values assume reinvestment of dividends paid by companies in the index. Historical stock performance is not necessarily indicative of future stock performance. This table does not reflect how the Compensation Committee considers TSR in setting executive pay or linking executive pay to Company performance.
Other Most Important Performance Measures

The table to the right lists what in the Company’s assessment are the most important financial performance measures used by the Company to link the CAP of our NEOs for 2023 to Company performance. The measures in the table are listed alphabetically and are not ranked by relative importance or otherwise. See the CD&A and Appendix A for more information on Free Cash Flow, ROIC and Segment Operating Profit.
Most Important Performance Measures
Free Cash Flow
Relative TSR
ROIC
Sales
Segment Operating Profit

2024 Proxy Statement	74

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Audit Matters

Proposal 3: Ratification of Appointment of Independent Auditors	76
Pre-Approval of Independent Auditors’ Services	77
Fees for Independent Auditors	77
Audit Committee Report	78

75	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Audit Matters

Proposal 3: Ratification of Appointment of Independent Auditors	The Board recommends a vote FOR this proposal

The Audit Committee has reappointed Ernst & Young LLP (EY), an independent registered public accounting firm, as the independent auditors to perform an integrated audit of the Company’s consolidated financial statements and internal control over financial reporting for the year ending December 31, 2024. The services provided to the Company by EY for the last two fiscal years are described under the caption “Fees for Independent Auditors” on the following page.
The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s independent auditors in accordance with the NYSE listing standards. The Audit Committee also is responsible for the audit fee negotiations associated with the retention of EY. The Audit Committee and its Chairman are involved in the selection of EY’s lead engagement partner. The Audit Committee regularly meets with EY without management present.
EY has served as the Company’s independent auditors since 1994. The Audit Committee reviews the engagement of EY annually following completion of EY’s audit of the prior year’s financial statements. The Audit Committee also conducts a mid-year assessment of the quality of EY’s work. As part of its annual and mid-year assessment of EY, the Audit Committee has considered:
•the materials on independence provided by EY;
•work quality;
•management’s level of satisfaction with EY’s services;
•the adequacy of EY’s staffing and the use of digital audit tools to successfully perform the audit;
•the breadth of knowledge, support and expertise of its national office;
•the length of time EY has been engaged;
•external data regarding EY’s audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on EY and its peer firms, including the results of any internal or external inspections of the EY audit of Lockheed Martin;
•EY’s institutional knowledge and expertise with respect to the Company’s business and government contracting practices;
•EY’s quality and cost-effective services;
•EY’s familiarity with the Company’s account;
•the potential impact of changing independent auditors, including the high-level security clearances held by EY staff in support of its review of classified programs and the difficulty in replacing those clearances in a timely manner without disruption to the ongoing audit activities;
•EY’s level of expertise in accounting issues relating to government contracts; and
•EY’s performance in providing independent analysis of management positions.
While the length of EY’s tenure may implicate some stockholders’ stewardship guidelines, the Board believes that EY’s continued engagement is appropriate and in the best interest of the Company. Any potential risks or concerns associated with EY’s tenure are outweighed by its independence and objectivity, work quality, expertise, communications, security clearances and deep institutional knowledge of the Company’s industry, operations, business, accounting policies and internal controls.

2024 Proxy Statement	76

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Stockholder approval of the appointment is not required. However, the Board believes that obtaining stockholder ratification of the appointment is a sound corporate governance practice. If the stockholders do not vote on an advisory basis in favor of the appointment of EY, the Audit Committee will reconsider whether or not to hire the firm and may retain EY or hire another firm without resubmitting the matter for stockholders’ approval. The Audit Committee retains the discretion at any time to appoint a different independent auditor.
Representatives of EY are expected to be present at the Annual Meeting, and such representatives will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire.
Pre-Approval of Independent Auditors’ Services
The Audit Committee pre-approves all audit, audit-related, tax and other services performed by the independent auditors. The Audit Committee pre-approves specific categories of services up to pre-established fee thresholds. Unless the type of service has previously been pre-approved, the Audit Committee must approve that specific service before the independent auditors may perform such service. In addition, separate approval is required if the amount of fees for any pre-approved category of service exceeds the fee thresholds established by the Audit Committee. The Audit Committee also has delegated to the Committee Chairman or any other committee member pre-approval authority with respect to permitted services up to $500,000, provided that the Committee Chairman or the approving committee member must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
Fees for Independent Auditors
The following table sets forth the fees billed and expected to be billed by EY, the Company’s independent auditors, for audit services, audit-related services, tax services and all other services rendered for 2023 and 2022. All fees were pre-approved in accordance with the Audit Committee’s pre-approval policy. The Audit Committee considered and concluded that the provision of these services by EY was compatible with the maintenance of the auditor’s independence.

	2023	2022
	($)	($)
Audit Fees(a)	22,400,000	23,100,000
Audit-Related Fees(b)	95,000	95,000
Tax Fees(c)	2,200,000	2,100,000
All Other Fees	—	—
(a)Audit fees are for services related to the annual audit of the Company’s consolidated financial statements, including the audit of internal control over financial reporting, the interim reviews of the Company’s quarterly financial statements, statutory audits of the Company’s foreign subsidiaries and consultations on accounting matters.
(b)Audit-related fees are primarily related to audits of the Company’s employee benefit plans and due diligence services in connection with acquisitions.
(c)Tax fees are for domestic and international tax compliance and advisory services. Tax compliance fees were $1.1 million in each of 2023 and 2022 and fees for advisory services were $1.1 million and $1.0 million in 2023 and 2022, respectively.

77	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Audit Committee Report
The Audit Committee of the Board of Directors is responsible for overseeing the Company’s accounting, auditing and financial reporting process, financial risk assessment and management process and for monitoring compliance with certain legal and regulatory compliance matters and for reviewing certain strategic risks and opportunities, on behalf of the Board of Directors.
The Company’s management is responsible for preparing the quarterly and annual consolidated financial statements, the financial reporting process, and maintaining and evaluating disclosure controls and procedures and a system of internal control over financial reporting.
In addition to its oversight of the Company’s internal audit organization, the Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s independent auditors, Ernst & Young LLP (EY), an independent registered public accounting firm. The independent auditors are responsible for performing an independent audit of the Company’s annual consolidated financial statements and internal control over financial reporting and expressing an opinion on the material conformity of those consolidated financial statements with U.S. generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting.
In connection with the preparation of the Company’s consolidated financial statements as of and for the year ended December 31, 2023, the Audit Committee reviewed and discussed with management and EY the Company’s audited consolidated financial statements, including discussions regarding critical accounting policies, financial accounting and reporting principles and practices, the quality of such principles and practices, the reasonableness of significant judgments and estimates, and the effectiveness of internal control over financial reporting. The Audit Committee also discussed with EY, with and without management, the quality of the financial statements, clarity of the related disclosures, effectiveness of internal control over financial reporting and other items required by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission (SEC). Additionally, the Audit Committee received and reviewed the written disclosures and letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence, and has discussed with EY its independence.
Based on the Audit Committee’s reviews and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2023 be included in Lockheed Martin Corporation’s Annual Report on Form 10-K for 2023 for filing with the SEC. The Audit Committee also reappointed EY to serve as the Company’s independent auditors for 2024, and requested that this appointment be submitted to the Company’s stockholders for ratification at the Annual Meeting. The Board of Directors approved the Audit Committee’s recommendations.

Thomas J. Falk Chairman	David B. Burritt	James O. Ellis, Jr.	Ilene S. Gordon	Patricia E. Yarrington

2024 Proxy Statement	78

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Stockholder Proposals

Proposal 4: Stockholder Proposal Requesting a Report on Alignment of Political Activities with Human Rights Policy	80
Proposal 5: Stockholder Proposal Requesting a Report on Reducing Full Value Chain GHG Emissions	82
Proposal 6: Stockholder Proposal Requesting Reduction in Threshold to Call Special Stockholder Meetings	85
Proposal 7: Stockholder Proposal Requesting Director Election Resignation Bylaw	87

79	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Proposal 4

Stockholder Proposal Requesting a Report on Alignment of Political Activities with Human Rights Policy	The Board recommends a vote AGAINST this proposal

The Sisters of St. Francis of Philadelphia, the Sisters of Charity of Saint Elizabeth and the Benedictine Sisters of Mount St. Scholastica intend to introduce the proposal set forth below at the Annual Meeting.
Beginning of Stockholder Proposal—Text and Footnotes are Reprinted from the Stockholder Submission:

Resolved: Shareholders request the Board of Directors annually conduct an evaluation and issue a public report, at reasonable cost and omitting proprietary information, describing the alignment of its political activities (including direct and indirect lobbying and political and electioneering expenditures) with its Human Rights Policy. The report should list and explain instances of misalignment, and state whether and how the identified incongruencies have or will be addressed.
Whereas: Lockheed Martin (Lockheed), in its Human Rights Policy, commits to protecting and advancing human rights and minimizing the negative consequences of its business activities. However, in opposition to these commitments, Lockheed actively lobbies, makes political contributions, and otherwise pushes for government sales of its products and services to customers linked to irremediable human rights violations, especially in conflict-affected and high-risk areas.
Engaging in political activities that are misaligned with its Human Rights Policy presents material legal, reputational, regulatory, and litigation risks to Lockheed and its investors.[1] Shareholders lack assurance that Lockheed's lobbying activities are not encouraging weak regulation of its sales and products that present significant human rights risks. For example, Lockheed faces scrutiny for its role manufacturing F-35 jets for the Joint Strike Fighter Program, the DOD's most expensive weapons system, which costs taxpayers over $1 trillion.[2] Beyond the program's technical issues and environmental damages,[3] Lockheed's F-35s have been used repeatedly to target civilians and are connected to apparent war crimes.[4] Despite this, Lockheed continues to lobby heavily to maintain and increase the F-35 budget.[5] In July 2023, Lockheed was awarded another $3 billion deal to sell 25 F-35's to Israel, where escalating violence exacerbates a humanitarian crisis.[6]
Research organizations have recorded defense manufacturers exerting "deep influence through money in politics."[7] Lockheed spent nearly $7 million lobbying in 2022, much of which focused on defense appropriations and foreign military sales.[8] Investors lack disclosure on these lobbying activities, particularly how they align with the Company's Human Rights Policy. The UN has criticized the "symbiotic relationship" between governments and defense contractors, "which can cause States to approve arms exports despite genuine human rights risks that should prevent them."[9] Additionally, Lockheed makes significant contributions to think tanks, which are not required to disclose donations. Lockheed has donated to think tanks lobbying against emissions disclosures for defense companies, for increased nuclear weapons production, and for US military involvement in foreign conflicts.[10]
Although Lockheed claims its political activities are conducted “in a responsible and ethical way,”[11] they appear misaligned with its human rights commitments. Establishing clear policies and reporting on misalignment is critical to mitigating material risks that harm shareholder value.
[1] https://corporate.vanguard.com/content/dam/corp/advocate/investment-stewardship/pdf/perspectives-and-commentary/INVSPOLS_032021.pdf
[2] https://www.nytimes.com/2019/08/21/magazine/f35-joint-strike-fighter-program.html
[3] https://saveourskiesvt.org/
[4] https://investigate.afsc.org/company/Lockheed-martin ; https://www.hrw.org/news/2021/07/27/gaza-apparent-war-crimes-during-may-fighting#:~:text=The%20UN%20that%20Israeli,civilian%20deaths%2C%20including%202%20childern.
[5] https://prospect.org/power/lockheed-backed-reps-lobby-againt-f-35-spending-cuts/
[6] https://www.reuters.com/world/middle-east/israel-buy-25-more-f-35-stealth-jets-3-bln-deal-2023-07-02/
[7] https://www.opensecrets.org/news/reports/capitalizing-on-conflict/yemen-case-study
[8] https://www.opensecrets.org/federal-lobbying/clients/summary?id=D000000104 ; https://www.lockheedmartin.com/en-us/who-we-are/leadership-governance/board-of-directors/political-disclosures.html
[9] https://www.ohchr.org/sites/default/files/2022-08/BHR-Arms-sector-info-note.pdf
[10] https://inthesetimes.com/article/heritage-foundation-lockheed-martin-weapons-industry-climate-regulation-biden ; https://quincyinst.org/report/defense-contractor-funded-think-tanks-dominate-ukraine-debate/ ; https://inkstickmedia.com/what-buying-the-support-of-top-us-think-tanks-gets-you/
[11] https://www.lockheedmartin.com/en-us/who-we-are/leadership-governance/board-of-directors/political-disclosures.html

End of Stockholder Proposal—Board Vote Recommendation on Proposal 4 on Following Page

2024 Proxy Statement	80

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

The Board of Directors Recommends Voting AGAINST Proposal 4
The Board recommends that stockholders vote AGAINST this proposal because it is unnecessary and not in the best interests of stockholders for the reasons set forth below. The report called for by the proponent is unnecessary because (i) the Company’s political activities fully align to our human rights policy, (ii) we already disclose our political activities beyond that which is required by law and (iii) our approach to human rights and public policy matters mitigates risk to the Company. The report is not in the best interests of stockholders because, while we respect the proponents’ right to object philosophically to our core business, we disagree with their purported examples of misalignment between lobbying activities and our human rights policy, and we believe that their selective use of generalized assertions about the influence of money in politics are more properly addressed in the political realm.
Lockheed Martin’s political activities support our business activities and are fully aligned with our human rights commitments.
There is no misalignment between our political activities and our human rights commitments as set forth in our Human Rights Policy, the principles of which are highlighted on page 21. We do not lobby, advocate for or contribute to, or engage others to lobby or advocate on our behalf for, anything that would violate human rights, cause people to be treated with a lack of respect for their human dignity, exacerbate the consequences of our customers’ use of our products or services, or diminish economic or social well-being. We do not lobby for the relaxation of U.S. government standards, including those that implicate human rights risks. To the contrary, in accordance with our Human Rights Policy, we engage in political affairs to advance and advocate our values and we support the U.S. government’s activities to protect and promote human rights. As described on page 20, our strong governance processes at the management and Board levels ensure our political activities are aligned with our policies and procedures, including our Human Rights Policy and related commitments.
We focus our political activities on explaining how our products and services support the U.S. government’s security and deterrence strategy and correcting any misinformation about our products. The U.S. government’s commitment to human rights in its foreign policy shapes the posture of our political engagements. The proponents assert incorrectly that Lockheed Martin lobbies for government sales of its products to customers linked to irremediable human rights violations. For instance, the proponents assert that our work to sell F-35s to international customers causes us to be complicit in war crimes and abet humanitarian crises, suggesting we should not sell F-35s to certain allies of the U.S. government despite the government’s desire for us to sell the planes to those allies. The proponents’ assertion is untrue and misstates the F-35 program’s role in strengthening global alliances and partnerships through connected deterrence capabilities, thus strengthening human rights. Ultimately, our work is closely aligned with our customers and is subject to rigorous government oversight to ensure that our business complies with the requirements of law and furthers the interest of the U.S. government and its allies to support human rights by helping to deter conflict around the world.
We comprehensively disclose our political activities and spending.
Lockheed Martin is committed to participating in the political and public policy process in a responsible, non partisan and ethical way that serves the best interests of our stockholders and customers. We only engage in political activities directly related to our core business interests, such as national defense, space exploration, alternative energy technologies, corporate taxes, export policy and international trade. We contribute to public policy debates by participating in trade and industry associations, as well as engaging directly in advocacy efforts at the federal and state levels and grassroots communications efforts.
Lockheed Martin joins trade associations that represent a broad spectrum of industry as well as industry segments that support a common goal/interests. We do so to engage on those policy issues important to our business interests. Mission consistency is important to us, and we review the value proposition of our participation in associations on a regular basis, considering a variety of factors including values alignment. We do not engage in political activities, including lobbying, through research and policy institutes, commonly known as think tanks, although we work with them on thought leadership regarding global security trends and other important issues impacting us and our customers, educational outreach and promotion, and other related activities.
Our Political Disclosures webpage discloses extensive information about our political and public policy activities beyond what is required by law. Our website discloses the philosophy, governance and oversight of our corporate political activity, including our federal lobbying expenses and the specific issues discussed.
Our approach to human rights and public policy matters mitigates risk to the Company.
Our commitment to strengthening and upholding human rights (see page 21), supporting the U.S. government’s national security strategy, and ethically and transparently engaging in government affairs activities by communicating with our customers to share information about our products and services mitigates risk to our Company. Because of our engagement, we can better understand our customers’ needs and perspectives and produce products and provide services that meet those needs, while sharing and advancing our Core Values of Do What’s Right, Respect Others and Perform with Excellence.

81	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Proposal 5

Stockholder Proposal Requesting a Report on Reducing Full Value Chain GHG Emissions	The Board recommends a vote AGAINST this proposal

As You Sow, on behalf of the LongView LargeCap 500 Index Fund, Warren Wilson College and Lisette Cooper 2015 Trust, intends to introduce the proposal set forth below at the Annual Meeting.
Beginning of Stockholder Proposal—Text and Footnotes are Reprinted from the Stockholder Submission:

WHEREAS: The Intergovernmental Panel on Climate Change reports that immediate and significant emission reductions are required of all market sectors to stave off the worst consequences of climate change.[1] Decarbonizing the aviation industry is critical component of global decarbonization, according to the International Energy Agency.[2] Investor demand for science-aligned emission reductions and transition planning reflects the reality that climate-related risk exposure is growing.[3]
Lockheed Martin is subject to substantial emerging regulation and increasing costs in the US and abroad regarding its emission-intensive operations and products.[4] For instance, the proposed Federal Supplier Climate Risks and Resilience Rule would require large federal contractors, such as Lockheed Martin, to disclose Scope 1, 2, and 3 emissions and set science-based emission reduction targets.[5] By reducing emissions from its full value chain, Lockheed Martin can reduce regulatory burdens and better assess technological changes, capital deployment needs, and financial opportunities.
Lockheed Martin’s current disclosures lack specific, forward-looking, and quantitative action plans that are sufficient to achieve alignment with the global aim of 1.5[o]C. While the Company set an emissions reduction target covering its operations, this goal covers less than 5% of the Company’s total emissions and fails to align with a 1.5[o]C ambition.[6] Lockheed has yet to set a target to reduce emissions from its value chain, which constitutes 95% of the Company’s overall emissions. This absence of emission reduction targets across all scopes, coupled with the absence of a comprehensive transition plan, leaves investors without crucial information regarding the Company’s exposure to climate-related risks in its supply chain and customer use, as well as its strategies for mitigating these risks. Aerospace and industrial companies are galvanizing action and investment toward decarbonizing. Lockheed risks falling behind as peers Airbus, BAE Systems, Cisco Systems, Deere & Company, Honeywell, and Safran have established targets through the Science Based Targets initiative across all scopes of emissions.[7]
By setting science-aligned emission reduction targets across its full value chain and providing a comprehensive transition plan, Lockheed Martin can improve its competitiveness against peers, prepare for regulation, and position itself to maximize climate-related opportunities.
BE IT RESOLVED: Shareholders request that the Board issue a report, at reasonable expense and excluding confidential information, disclosing how Lockheed Martin intends to reduce its full value chain emissions in alignment with the Paris Agreement’s 1.5[o]C goal.
SUPPORTING STATEMENT: Proponents recommend, at Board discretion, that the report include:
[1]http://www.ipcc.ch/report/ar6/syr/downloads/report/IPCC_AR6_SYR_FullVolume.pdf, p.20
[2]https://iea.blob.core.windows.net/assets/13dab083-08c3-4dfd-a887-42a3ebe533bc/NetZeroRoadmap_AGlobalPathwaytoKeepthe1.5CGoalinReach-2023Update.pdf, p.87,88
[3]https://www.weforum.org/agenda/2023/10/climate-loss-and-damage-cost-16-million-per-hour/; https://corpgov.law.harvard.edu/2023/01/30/eu-finalizes-esg-reporting-rules-with-international-impacts/
[4]https://www.ft.com/content/7a0dd553-fa5b-4a58-81d1-e500f8ce3d2a; https://www.npr.org/2023/10/12/1205068747/climate-change-emissions-companies-disclousure-sec-california
[5]https://www.sustainability.gov/federalsustainanilityplan/fed-supplier-rule.html
[6]https://sustainability.lockheedmartin.com/sustainability/beyond-the-smp/carbon-strategy-and-climate-related-risk/; https://www.lockheedmartin.com/content/dam/lockheed-martin/eo/documents/sustainability/2023-cdp-climate-change-response.pdf, p.30-34
[7]https://sciencebasedtargets.org/companies-taking-action

End of Stockholder Proposal—Board Vote Recommendation on Proposal 5 on Following Page

2024 Proxy Statement	82

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

The Board of Directors Recommends Voting AGAINST Proposal 5
The Board recommends that stockholders vote AGAINST this proposal because we believe the proposal does not take into account the unique challenges the Company faces in reporting Scope 3 greenhouse gas (GHG) emissions and seeking their reduction when the end-users of our products are sovereign governments that are not obligated to—and in many cases will not for national security reasons—report on or make commitments regarding Scope 3 goals. In addition, the request of the proposal introduces potential risks to our Company that are not in the best interests of stockholders and is unnecessarily prescriptive and premature. The proposal ignores the meaningful actions that the Company has taken and continues to take to reduce GHG emissions (including Scope 3) or our existing comprehensive reporting on these actions. Further, the proposal is nearly identical to a proposal the same proponent representative submitted last year, which nearly two-thirds of our stockholders voted against.
We sell defense and security products to sovereign governments, which precludes us from setting standalone, quantitative Scope 3 emissions reduction goals in isolation.
Aerospace and defense (A&D) companies face industry-specific constraints in addressing both upstream and downstream Scope 3 emissions, impeding our ability to set achievable quantitative Scope 3 emissions reduction goals without extensive cross-industry and cross-government collaboration. The defense industrial base relies on a highly specialized and complex supply chain. In addition, A&D contractors’ unique customer profile impacts Scope 3 emissions in many ways including:
•Sovereign governments control the specification of product requirements.
•Sovereign governments control the ultimate end use of products.
•Customers do not currently provide contractors with product-in-use information and that which they might provide will be limited by national security considerations.
These factors make it extremely challenging for individual defense contractors to set the requested Scope 3 emissions reduction targets at this time. They also set up a false comparison between defense contractors like Lockheed Martin and other sectors outside of defense, such as commercial aviation or transportation, for the purpose of setting Scope 3 emissions targets. We are unaware of any U.S.-based prime defense contractors that have set Net Zero Scope 3 reduction targets.
Given the nature of our business and our product portfolio, we estimate that the largest contribution to our Scope 3 emissions falls in the category of use of sold products by our customers. These products are designed, developed and manufactured in accordance with customer design specifications for sovereign governments’ highly-sensitive, global security and deterrence objectives. The U.S. government and its allies, not our Company, decide how and when to use products they purchase from us, which may be classified.
Despite the fact that the fundamental design and use of most of our products is determined by the U.S. government and its allies, we have engaged with the White House and the Department of Defense to discuss climate impacts of our products, shared challenges and collaboration opportunities. We also engage to shape final climate-related regulations to account for our industry challenges. And, as we discuss below, we view designing sustainability into our products as a competitive discriminator and continually develop new technologies and applications of existing technologies that can reduce the environmental impact of our products.
The lack of an applicable and relevant framework for setting Scope 3 emissions targets for the defense industry and its shared supply chain further limits our current ability to implement this proposal. Accordingly, at this time it is not even feasible for us to state a timeline for setting 1.5°C aligned Scope 3 emissions reduction goals or a climate transition plan as requested by the proponents.
Our sustainability strategy yields results and, unlike the “report” requested by the proponents, effectively mitigates risk.
Although the stockholder proposal purports to “only” require us to issue a report on GHG reduction, it effectively would require us to set long-term quantitative emission reduction targets, across all scopes, with a firm achievement timeline that fail to improve on our already robust efforts to reduce emissions and are out of step with our business planning processes.
Over our nearly 20-year history of focused investment in operational energy efficiency and carbon reduction, we have achieved meaningful GHG emissions reductions, including a 60% absolute reduction in Scope 1 and 2 GHG emissions between 2007 and 2023. These reductions are outperforming a science-based emissions reduction trajectory in line with accepted global decarbonization pathways under the absolute contraction approach. Our decarbonization goals and associated investment plan are part of our larger sustainability strategy called our Sustainability Management Plan (SMP). Each spring we report year-over-year progress against SMP goals in our Sustainability Performance Report, demonstrating our unwavering commitment to innovation, integrity, resilience and operational excellence for our business and good corporate citizenship in our communities. Our SMP goals derive from our internal risk assessment process, are directly tied to our business strategy, and mitigate salient risks to our business while driving efficiency into our operations.

83	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

We have also been a sector and industry leader in the evaluation and disclosure of our Scope 3 emissions. We have continued to improve our methodologies to assess, calculate and disclose our Scope 3 emissions using available recognized standards since we started doing so in 2012. We are transparent in disclosing details of our relevant Scope 3 emissions to our stockholders and stakeholders through our CDP Climate Change questionnaire and in our annual sustainability reporting.
We have a strong cross-functional working group, led by our Sustainability team, that supports the SMP and all sustainability-related disclosure and reporting. This working group fulfills a foundational role in our overall risk mitigation programs through the regular evaluation of rapidly evolving science, methodologies and industry standards, and by monitoring emerging sustainability-related regulations to ensure our business readiness. This working group has analyzed and developed compliance plans for the legislative and regulatory frameworks that have emerged over the past two years related to GHG emissions.
Our Executive Leadership Team oversees our sustainability program, ensuring integration and alignment with our overall business strategy. Our financial and strategic planning cycles are 3-5 years and we make some projections in 10-year cycles. Our climate targets are set over similar cycles and align with our anticipated investments to uphold our fiduciary duty to our stockholders. Setting long-term quantitative targets would increase risk and cost to our Company because the targets would be wholly detached from our robust and sound business planning processes. Furthermore, the proposal would seek to supplant the business judgment of the Board of Directors and management which is keenly focused on all current and emerging risks facing the Company, including climate-related risks.
We prioritize investments to drive continued emissions reductions, including across our full value chain.
As we explained in response to last year’s proposal from the same proponent representative, which was almost identical to the current proposal, we are constantly evaluating and developing opportunities across our value chain and related to our products with the goal of continued and expanded engagement and ultimately emissions reduction. In contrast, the proponent chose not to recognize our work or the significant stockholder support for our approach by requesting the same report as last year.
Current examples of our activities that demonstrate our continued effort to address Scope 3 emissions include:
•Continuing to research, develop, test and evaluate products that reduce customer emissions through propulsion enhancements, including electrification, hydrogen and sustainable aviation fuel use; and lightweighting and enhanced technologies to reduce overall flight time. Examples include:
◦The commercial biofuel flight demonstration of 1,500 miles using a Sikorsky S-92 (March 2022)
◦Development of the Hybrid-Electric Demonstrator (HEX), a fully-autonomous hybrid-electric vertical-take-off-and-landing (eVTOL) prototype with ranges greater than 500 nautical miles (March 2023)
◦Delivery of applied aircraft flight simulation that balances live training with mission preparation in the virtual world, reducing risk to our soldiers and avoiding actual flight hours to drive down operational and fuel costs and associated emissions (over 18,000 simulated F-35 pilot training hours in 2023).
•Launching our RENEWay program in 2023 aimed as supporting A&D suppliers in reducing their carbon emissions. See page 26 for more details.
•Joining nine other leading A&D companies in 2023 in the utilization of International Aerospace Environmental Group (IAEG) Sustainability Assessments powered by EcoVadis aimed at accelerating sustainability performance in the industry and the extended supply chain. The inaugural year of this program yielded nearly 1,000 supplier scorecards including access to supplier emissions data.
•Actively engaging in the American Center for Life Cycle Assessment (ACLCA) Industry Committee and the IAEG GHG Accounting work group to drive consistent industry-wide GHG emissions accounting and reporting practices.
We are serious about climate change management and the reduction of our GHG emissions, as demonstrated by our long-standing sustainability programs, forward-looking commitments and detailed activity reporting.
For nearly 20 years, Lockheed Martin has been a sector and industry leader in developing impactful, corporate-wide programs and processes to manage climate change risk and providing public disclosure. We are committed to transparency with respect to our climate change initiatives and have taken significant steps to increase our disclosure. Our recently restated and accelerated Scope 1 and Scope 2 carbon reduction and renewable energy goals and disclosures are on par with those of other defense contractors. Through our annual sustainability performance reports, we disclose progress towards our Scope 1 and 2 emission reduction goals. We also disclose details of our relevant Scope 3 emissions through our CDP Climate Change questionnaire and our Performance Index, which are both accessible on the Disclosure Hub on our sustainability website. Accordingly, we already produce annual reports detailing our programs and plans to achieve our emissions reduction targets and demonstrating our measured progress toward meeting emissions reductions goals. We also already disclose relevant Scope 3 emissions information. As the proposal specifically requests Scope 3 emissions disclosures and annual reports demonstrating progress towards meeting emissions reduction goals, these elements of the proposal are duplicative and unnecessary.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Proposal 6

Stockholder Proposal Requesting Reduction in Threshold to Call Special Stockholder Meetings	The Board recommends a vote AGAINST this proposal

Mr. John Chevedden intends to introduce the proposal set forth below at the Annual Meeting.
Beginning of Stockholder Proposal—Text and Graphic are Reprinted from the Stockholder Submission:

Proposal 6— Special Shareholder Meeting Improvement

Shareholders ask our board to take the steps necessary to give the owners of a combined 15% of our outstanding common stock the power to call a special shareholder meeting.
It seems reasonable for a combined 15% of Lockheed Martin shares to call for a special shareholder meeting since a lone LMT shareholder who owns 10% of LMT shares can now call for a special shareholder meeting.
LMT shareholders gave 46% support to this proposal topic in 2022 when it called for the lower 10% of shares to have the right to call for a special shareholder meeting. This 46% support likely represented 51% support form the LMT shares that have access to independent proxy voting advice and are not forced to rely on the biased view of management.
It is important to remember that it took much more LMT shareholder conviction to vote for the 2022 special shareholder meeting improvement proposal, and thereby reject the recommendation of the Board of Directors, than to simply follow the BOD recommendation.
The LMT BOD analysis of this proposal topic in 2022 failed to recognize that it now only theoretically takes 25% of LMT shares to call for a special shareholder meeting. This theoretical 25% translates into 33% of LMT shares that cast ballots at our annual meeting. It would be hopeless to expect that shares that do not have the time to vote would have the time to go through the special procedural steps to call for a special shareholder meeting.
It is also important to have a more reasonable stock ownership percentage to call for a special shareholder meeting to help make up for the fact that we do not have a shareholder right to act by written consent. Many companies provide for both a shareholder right to call a special shareholder meeting and a shareholder right to act by written consent. Southwest Airlines and Target are companies that do not provide for shareholder written consent and yet somewhat make up for it by providing for a 10% of shares to call for a special shareholder meeting.
In 2021 LMT shareholders gave 46%-support to a shareholder proposal for a right to act by written consent in spite of BOD resistance propped up by misleading BOD statements.
When reading the management statement next to this proposal, or any shareholder proposal, please remember that there is a formal process to root out any supposedly misleading shareholder text in a shareholder proposal but there is no formal process to root out misleading BOD text nest to a shareholder proposal.
Please vote yes:

Special Shareholder Meeting Improvement — Proposal 6

End of Stockholder Proposal—Board Vote Recommendation on Proposal 6 on Following Page

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

The Board of Directors Recommends Voting AGAINST Proposal 6
The Board recommends that stockholders vote AGAINST this proposal because stockholders already have a meaningful and balanced right to call special meetings and the Company has strong corporate governance practices with Board accountability to stockholders. The Board believes that the requested change is unnecessary and is not in the best interests of the stockholders.
Our stockholders already have a meaningful right to call a special meeting at any time.
Under our Bylaws, any stockholder owning 10% or a group of stockholders owning 25% of our outstanding common stock may call a special meeting at any time. The only subject matter restriction is that we are not required to call a special meeting to consider a matter that is substantially the same as voted on at a special meeting within the preceding 12 months unless requested by a majority of stockholders. See “Our stockholders have the right to call a special meeting” on page 17.
Our current ownership thresholds reflect strong corporate governance practices.
Our 25% aggregate ownership threshold to call a special meeting is the most common standard among our compensation comparator group and S&P 500 companies and is consistent with the default provision under Maryland law. We go further by permitting an individual stockholder owning 10% to call a special meeting, providing an additional stockholder right that most companies do not offer. Our threshold also does not include a holding period requirement, unlike many other companies.
Our Board continues to believe our current ownership thresholds are reasonable and appropriate.
The Board believes that our current 25% threshold permits a reasonably sized group of stockholders to call for a special meeting on matters that are likely to be of interest to a broad base of stockholders. Our concern with a threshold set too low is that a small group of stockholders could use the mechanism of special meetings to advance their own narrow interests, without regard to the broader interests of stockholders and may be contrary to the long-term best interests of the Company and its stockholders. For example, event-driven investors could join together to use special meetings to disrupt our business plans or facilitate self-serving short-term financial strategies that may encourage short-term stock ownership manipulation.
Special meetings can be costly, time-consuming and disruptive to normal business operations, and may divert Board and management time and attention from focusing on strategy and execution giving an advantage to our competitors. Given the considerable investment of time and resources necessary to hold a special meeting, the Board believes that stockholders generally would be interested in special meetings only in rare cases when delaying the consideration of a matter until the next annual meeting would be detrimental to stockholder value. We believe that our current 25% aggregate ownership threshold (10% for a single stockholder) is consistent with the long-term interests of our stockholders and strikes the appropriate balance between providing stockholders a meaningful mechanism to call a special meeting and protecting the Company and other stockholders from a threshold that is low enough to encourage short-termism in the calling of a special meeting.
Stockholders rejected similar proposals in 2016 and 2022 from the same proponent.
Just two years ago, in 2022, stockholders rejected a proposal to lower the aggregate ownership threshold for stockholders to call a special meeting to 10% and in 2016 they rejected a proposal to lower the threshold to 15%. The Board does not believe any material developments have occurred since these prior votes that should change stockholders’ views on the request to lower the aggregate ownership threshold. Although the majority of our stockholders voted against lowering the threshold to call a special meeting in 2022, we nevertheless engaged with investors on this issue following the 2022 annual meeting to better understand their views and considered their feedback in our decision to retain our current practice.
We are committed to sound corporate governance and an active investor engagement program to ensure Board accountability.
At the direction of the Board, the Company engages directly with its stockholders throughout the year to seek their views on an array of issues, including corporate governance matters, and reports to the Board on those engagements. In 2023, we engaged with stockholders representing 45% of our outstanding shares and none expressed concern with our existing special meeting right threshold. Furthermore, we believe that governance best practices strengthen our Board and management and we have continued to evolve our governance practices to reinforce Board accountability and ensure stockholder rights. For example, the Board adopted its current 25% special meeting threshold in 2011, adopted proxy access in 2016 (giving stockholders the right to include director nominations in the Company’s proxy statement for the annual meeting), and amended the Company’s Bylaws in 2017 to provide stockholders the power to amend the Company’s Bylaws. Our directors also remain accountable to our stockholders through annual elections by our stockholders with a majority voting standard and a resignation policy for directors who do not receive a majority of votes cast in an uncontested election, as more thoroughly described in the Board response to Proposal 7. In addition, our Board has demonstrated its commitment to Board refreshment and to the election of highly qualified independent directors. Over the past six years, seven new independent directors have been elected to the Board.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Proposal 7

Stockholder Proposal Requesting Director Election Resignation Bylaw	The Board recommends a vote AGAINST this proposal

The North Atlantic States Carpenters Pension Fund intends to introduce the proposal set forth below at the Annual Meeting.
Beginning of Stockholder Proposal—Text and Footnotes are Reprinted from the Stockholder Submission:

Director Election Resignation Bylaw Proposal:
Resolved: That the shareholders of Lockheed Martin Corporation (“Company”) hereby request that the board of directors take the necessary action to amend its director election resignation bylaw that requires each director nominee to submit an irrevocable conditional resignation to the Company to be effective upon the director’s failure to receive the required shareholder majority vote support in an uncontested election. The proposed amended resignation bylaw shall require the Board to accept a tendered resignation absent the finding of a compelling reason or reasons to not accept the resignation. Further, if the Board does not accept a tendered resignation and the director remains as a “holdover” director, the resignation bylaw shall stipulate that should a “holdover” director fail to be re-elected at the next annual election of directors, that director’s new tendered resignation will be automatically effective 30 days after the certification of the election vote. The Board shall report the reasons for its actions to accept or reject a tendered resignation in a Form 8-K filing with the U.S. Securities and Exchange Commission.
Supporting Statement: The Proposal requests that the Board amend its director resignation bylaw to enhance director accountability. The Company has established in its bylaws a majority vote standard for use in an uncontested director election, an election in which the number of nominees equal the number of open board seats. Under applicable state corporate law, a director’s term extends until his or her successor is elected and qualified, or until he or she resigns or is removed from office. Therefore, an incumbent director who fails to receive the required vote for election under a majority vote standard continues to serve as a “holdover” director until the next meeting of shareholders. A Company resignation bylaw currently addresses the continued status of an incumbent director who fails to be re-elected by requiring such director to tender his or her resignation for Board consideration.
The proposed new director resignation bylaw will set a more demanding standard of review for addressing director resignations then that contained in the Company’s current resignation bylaw. The resignation bylaw will require the reviewing directors to articulate a compelling reason or reasons for not accepting a tendered resignation and allowing an un-elected director to continue to serve as a “holdover” director. Importantly, if a director’s resignation is not accepted and he or she continues as a “holdover” director but again fails to be elected at the next annual meeting of shareholders, that director’s new tendered resignation will be automatically effective 30 days following the election vote certification. While providing the Board latitude to accept or not accept the initial resignation of an incumbent director that fails to receive majority vote support, the amended bylaw will establish the shareholder vote as the final word when a continuing “holdover” director is not re-elected. The Proposal’s enhancement of the director resignation process will establish shareholder voting in director elections as a more consequential governance right.

End of Stockholder Proposal—Board Vote Recommendation on Proposal 7 on Following Page

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

The Board of Directors Recommends Voting AGAINST Proposal 7
The Board recommends that stockholders vote AGAINST this proposal because it believes the Company’s current policies regarding director elections already provide significant and sufficient accountability to stockholders, making the proposal unnecessary and not in the best interests of the stockholders as described below.
We already require directors who fail to receive majority support in uncontested elections to tender their resignation.
Our Charter and Bylaws provide for majority voting in an uncontested election of directors and our Governance Guidelines require any incumbent director who receives more votes “against” than votes “for” to offer his or her resignation for Board consideration (see page 17 for more information). Pursuant to the Governance Guidelines, the Board will accept or reject a tendered resignation within 90 days following certification of the stockholder vote for the annual meeting and will promptly disclose its decision and rationale in a press release, in a filing with the SEC, or by other public announcement, including a posting on the Company’s website. We believe that these majority vote and director resignation provisions are best practice, align with market standard, already ensure accountability in the rare instance where a majority of stockholders vote against a director, and provide a more appropriate standard of conduct for our directors in light of the provisions of Maryland law that govern their actions as directors.
We are committed to sound corporate governance and are responsive to stockholder feedback.
This proposal is a “solution in search of a problem” by presupposing that our Board would not be responsive in the case of a failed director vote. Since we adopted majority voting for directors in 2008 no director nominee proposed by our Board has failed to receive a majority vote. We are not alone in this statistic. Only 10 companies in the S&P 500 have had directors receive below 50% support in the past 5 years and generally those votes have reflected a lack of responsiveness by the company’s board to stockholder concerns.
Our Board regularly seeks stockholder input on important questions of corporate governance and repeatedly has demonstrated that it is responsive to stockholder feedback, including as expressed through the results of director elections. For instance, we amended our Bylaws to add a stockholder right to amend the Bylaws after engaging with our stockholders when members of our Governance Committee received approximately 80% support for reelection in 2017, which was significantly less than the support for our other director nominees that year, after Institutional Shareholder Services recommended that stockholders “vote against or withhold from members of the governance committee if the company’s charter imposes undue restrictions on stockholder’s ability to amend the bylaws.” Please see our response to Proposal 6 on page 86 for additional examples of our responsiveness to stockholders.
The proposal is overly prescriptive in limiting the Board’s discretion to act in the best interests of stockholders.
The proposal is unduly prescriptive and could require directors to act in a manner that is inconsistent with the standard of conduct required of them under Maryland law. For example, the proposal would require the Board to accept a resignation “absent the finding of a compelling reason.” This standard is different than the standard of conduct required of our directors under Maryland law, which requires our directors to make decisions based on what they reasonably believe to be in the best interests of the company in light of the facts and circumstances relevant to specific decision at the time it is made. Contrary to Maryland law, the proposal would require the Board to accept a resignation even if the directors concluded that rejecting the resignation under the circumstances would be in the best interests of the company, and we are unaware of other companies that impose automatic removal of a director after two less-than majority votes. We believe the Board needs the freedom to act under the then-existing circumstances, and subsequently remain accountable to the stockholders for their action, rather than prescribing a rule that may have unintended consequences. Finally, the requirement that the decision of the Board to either accept or reject a director resignation be included in a Current Report on Form 8-K and filed with the SEC is similarly unnecessary because the Board is already required under our Governance Guidelines to promptly and publicly disclose its decision and rationale in a press release, SEC filing or other public announcement, and overly prescriptive because we do not believe limiting the means by which such a disclosure would be made to a specific SEC filing benefits stockholders.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Other Information

Security Ownership of Management and Certain Beneficial Owners	90
Frequently Asked Questions	92
Appendix A: Definition of Non-GAAP Measures	99
Disclosure Regarding Forward-Looking Statements	101

89	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Security Ownership of Management and Certain Beneficial Owners
Directors and Executive Officers
The following table shows Lockheed Martin common stock beneficially owned by and stock units credited to each NEO, director, nominee and all NEOs, directors, nominees and other executive officers as a group as of February 26, 2024. Except as otherwise noted, the named individuals have sole voting and investment power with respect to such securities. No director, nominee or NEO, individually or as a group, beneficially owned more than one percent of our outstanding common stock. All amounts are rounded to the nearest whole share and may cause totals not to sum. No shares have been pledged. The address of each director, nominee and executive officer is c/o Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

Name	Common Stock	(1) (2)	Stock Units	(3)	Total
Daniel F. Akerson	7,503	4	6,581	7	14,084
David B. Burritt	6,555	5	21,987	7,8	28,542
Timothy S. Cahill	12,874		9,714	9,10,11	22,588
Bruce A. Carlson	2,620		3,036	7,8	5,656
John M. Donovan	4,269		1,287	7,8	5,556
Joseph F. Dunford, Jr.	1,741		402	7	2,143
James O. Ellis, Jr.	21,707		1,271	7	22,978
Thomas J. Falk	5,250	6	14,000	7	19,250
Ilene S. Gordon	1,768		2,718	7	4,486
Vicki A. Hollub	2,652		2,441	7,8	5,093
Jeh C. Johnson	2,889		402	7	3,291
Jesus Malave	5,512		13,144	10,11	18,656
Debra L. Reed-Klages	1,994		402	7	2,396
Frank A. St. John	6,656		13,156	9,10,11	19,812
James D. Taiclet	48,953		33,643	10,11	82,596
Gregory M. Ulmer	6,273		10,553	9,10,11	16,826
Patricia E. Yarrington	1,071		402	7	1,473
All NEOs, directors, nominees and other executive officers as a group (22 individuals)	169,082		177,398		346,480
(1)Includes shares payable at termination with respect to vested stock units credited under the Directors Equity Plan for which a director has elected payment in stock for Mr. Burritt 552; Gen. Carlson 2,620; Mr. Donovan 891; Gen. Dunford 1,741; Mr. Ellis 21,507; Ms. Gordon 218; Ms. Hollub 2,652; Mr. Johnson 2,889; Ms. Reed-Klages 1,839; Mr. Taiclet 1,125 and Ms. Yarrington 1,071. Units for which a director has elected payment in cash are reported in the “Stock Units” column.
(2)Includes shares attributable to the participant’s account in the Lockheed Martin Salaried Savings Plan for Mr. Cahill 38; Mr. Malave 59; Mr. St. John 8; Mr. Taiclet 52 and Mr. Ulmer 69. Participants have voting power and investment power over the shares.
(3)Does not include performance stock units (PSUs). There are no voting rights associated with stock units or restricted stock units (RSUs).
(4)For Mr. Akerson, includes 3 shares held by his spouse.
(5)For Mr. Burritt, includes 1,796 shares held by an irrevocable trust for the benefit of members of his immediate family.
(6)Represents shares beneficially owned by Mr. Falk and his spouse through a family limited partnership.
(7)Includes vested stock units under the Directors Equity Plan for which directors have elected to receive distributions of units in the form of cash as well as unvested stock units credited on February 15, 2024 for the annual equity award (402 shares for all directors except for Adm. Ellis, who received 134 shares). Mr. Akerson 6,581; Mr. Burritt 12,080; Gen. Carlson 2,611; Mr. Donovan 402; Gen. Dunford 402; Adm. Ellis 1,271; Mr. Falk 14,000; Ms. Gordon 2,718; Ms. Hollub 402; Mr. Johnson 402; Ms. Reed-Klages 402 and Ms. Yarrington 402.
(8)Includes stock units under the Directors Deferred Compensation Plan representing deferred cash compensation for Mr. Burritt 9,907; Gen. Carlson 425; Mr. Donovan 885 and Ms. Hollub 2,040. The stock units (including dividend equivalents credited as stock units) are distributed in the form of cash.

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(9)Includes stock units attributable to the participant’s account under the DMICP for Mr. St. John 152; Mr. Cahill 2,317 and Mr. Ulmer 1,154. Although most of the units will be distributed following termination or retirement in shares of stock, none of the units are convertible into shares of stock within 60 days of February 26, 2024.
(10)Includes stock units attributable to the participant’s account under the NQSSP for Mr. Taiclet 522; Mr. Malave 68; Mr. St. John 85; Mr. Cahill 284 and Mr. Ulmer 780. Amounts credited to a participant’s account in the NQSSP are distributed in cash following termination of employment.
(11)Includes unvested RSUs for Mr. Taiclet 33,121; Mr. Malave 13,076; Mr. St. John 12,919; Mr. Cahill 7,113 and Mr. Ulmer 8,619. Each RSU represents a contingent right to receive one share of common stock.
Security Ownership of Certain Beneficial Owners
The following table shows information regarding each person known to be a “beneficial owner” of more than 5% of our common stock. For purposes of this table, beneficial ownership of securities generally means the power to vote or dispose of securities, or the right to acquire securities within 60 days that may be voted or disposed of, regardless of any economic interest in the securities. All information shown is based on information reported by the stockholders on Schedule 13Gs filed with the SEC on the dates indicated in the footnotes to this table.

Name and Address	Amount of Common Stock	Percent of Outstanding Shares
State Street Corporation(1) State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114	37,056,708	14.9%
The Vanguard Group(2) 100 Vanguard Boulevard Malvern, PA 19355	22,098,899	8.9%
BlackRock, Inc.(3) 50 Hudson Yards New York, NY 10001	18,292,313	7.4%
(1)As reported on a Schedule 13G/A filed on January 30, 2024 by State Street Corporation on behalf of itself and specified direct and indirect subsidiaries (State Street) in their various fiduciary and other capacities. State Street had shared voting power with respect to 33,487,726 shares and shared dispositive power with respect to 37,049,916 shares and did not have sole dispositive or sole voting power over any shares. State Street Bank and Trust Company (SSBTC) is the trustee and State Street Global Advisors Trust Company (SSGA) is the independent fiduciary and investment manager for Lockheed Martin common stock held in a master trust for Lockheed Martin benefit plans. SSBTC beneficially owns 27,695,096 of the shares held by State Street all of which are held in its capacity as trustee for various Lockheed Martin benefit plans and SSBTC had shared voting power over 27,695,096 shares and shared dispositive power over 1,098,325 shares. SSGA beneficially owns 32,214,809 of the shares held by State Street of which 26,596,771 were held by SSGA as independent fiduciary and investment manager for Lockheed Martin employee benefit plans and SSGA had shared voting power over 2,257,256 shares and shared dispositive power over 32,214,145 shares.
(2)As reported on a Schedule 13G/A filed on February 13, 2024 by The Vanguard Group. The Vanguard Group had sole dispositive power over 21,149,603 shares, shared dispositive power over 949,296 shares, shared voting power over 275,335 shares and did not have sole voting power over any shares.
(3)As reported on a Schedule 13G/A filed on January 26, 2024 by BlackRock, Inc. BlackRock, Inc. had sole dispositive power over 17,167,976 shares and sole voting power over all reported shares and did not have shared dispositive or shared voting power over any shares.

91	2024 Proxy Statement

ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Frequently Asked Questions

Your vote matters to us. We encourage all stockholders to vote on the proposals prior to the Annual Meeting in accordance with the instructions that you receive with your proxy materials.

Voting Information
Who is entitled to vote?
All holders of our common stock (stockholders) at the close of business on February 26, 2024 (the Record Date) are entitled to vote their shares. This includes registered stockholders, Company savings plan participants and beneficial owners. As of the Record Date, there were 240,495,447 shares issued and outstanding. The common stock is the only class of securities entitled to vote at the meeting and each outstanding share entitles its holder to one vote.
How do I vote?
The following table indicates the applicable voting methods for each type of share ownership prior to the meeting. See “How do I know what type of share ownership I have” below for more information on the types of share ownership. For information on how to vote during the Annual Meeting, see “How do I participate and vote at the Annual Meeting?” If you hold shares in multiple accounts, you may receive multiple proxy material packages (electronically and/or by mail). Please be sure to vote all of your Lockheed Martin shares in each of your accounts in accordance with the voting instructions you receive.

Voting Methods	Registered Stockholder	Savings Plan Participant	Beneficial Owner
By Internet (Recommended)	Visit www.investorvote.com/LMT Enter the Control Number printed on your proxy form. Available twenty four hours a day, seven days a week		Follow the instructions received from your broker, bank or other nominee. We expect the vast majority of beneficial owners will be able to vote by Internet, phone, mail or at the meeting.
By Phone	Call toll free 1-800-652-8683 in the U.S., Canada and Puerto Rico; or 1-781-575-2300 from other locations. Have your control number available. Available twenty four hours a day, seven days a week
By Mail	Complete, sign, date and return your proxy or voting instruction card in the mail. It must be received prior to your applicable voting deadline.
At the Meeting	Yes See page 95 for more information	No
How do I know what type of share ownership I have?
The table below provides descriptions of the different share ownership types, which are referenced throughout these FAQs. If you have multiple accounts, you may hold shares via multiple methods. If you have additional questions, contact the entity from which you received the proxy materials.

Registered Stockholder	Savings Plan Participant	Beneficial Owner
Your shares are registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A. (“Computershare”).	Your shares are allocated to a Company savings plan account, such as a 401(k) or other defined contribution plan.	Your shares are held in a stock brokerage account or by a bank or another nominee and registered in “street name.”

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

How will I receive the proxy voting materials and what materials should I expect to receive?
We are furnishing proxy materials to our stockholders primarily via “Notice and Access” delivery pursuant to SEC rules. On or about March 15, 2024, we mailed to our stockholders (other than those who previously requested a printed set) a “Notice Regarding the Availability of Proxy Materials” containing instructions on how to access the proxy materials via the Internet. This method of proxy delivery reduces the cost of producing and mailing the full set of proxy materials and helps us contribute to sustainable environmental practices, and we encourage you to sign up for electronic delivery to further these goals. Stockholders who previously consented to electronic delivery and certain savings plan participants will receive their proxy materials via email. Most active employees who participate in the Company’s savings plans will receive an email notification announcing Internet availability of the proxy materials. A paper copy will not be provided unless requested by the employee following the instruction in the email notification.
The Proxy Statement and Annual Report are available to the public at www.edocumentview.com/LMT or www.lockheedmartin.com/investor. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding Lockheed Martin. If you are a registered stockholder and would like to receive electronic copies of the proxy materials in the future, you may visit www.lockheedmartin.com/investor and complete the online consent form under the “Shareholder Services” section. Requests for electronic copies will remain in effect for all future proxy voting materials, including the Annual Report, unless withdrawn. Withdrawal procedures are also available at www.lockheedmartin.com/investor. If you are a beneficial owner, contact your broker, bank or other nominee for information on electronic delivery of proxy materials.
How do you handle “householding”?
Our Company has adopted a procedure approved by the SEC called “householding.” Under this procedure, we send a single hard copy of the Notice of Internet Availability or, if you requested full printed versions by mail, only one hard copy Proxy Statement and one hard copy Annual Report to eligible stockholders who share the same address, unless we have received instructions to the contrary from any stockholder at that address. Eligible stockholders who participate in householding will continue to receive separate proxy cards. This practice is designed to reduce our Company’s printing and postage costs. We do not use householding for any other stockholder mailings, such as dividend checks, IRS Forms 1099 or account statements. If you are a beneficial owner, please contact your broker, bank or other nominee to inquire about any specific householding procedure.
If you are eligible for householding, but received multiple copies of the Notice of Internet Availability, Annual Report and Proxy Statement, and prefer to receive only a single copy of each of these documents for your household, please contact Computershare, Shareholder Relations, P.O. Box 43006, Providence, RI 02940-3006, or call 1-877-498-8861. If you are a registered stockholder residing at an address with any other registered stockholder and wish to receive a separate Notice of Internet Availability, Annual Report or Proxy Statement, we will promptly provide you with a separate copy or send you a separate copy in the future upon written or oral request to Computershare as indicated above.
How early can I vote, and when are the voting deadlines?
Stockholders may vote as soon as they receive their proxy voting materials. We recommend that stockholders vote prior to the Annual Meeting and before any earlier deadline specified below. Early voting will ensure that your votes are properly received and tallied before the 2024 proxy voting deadlines, provided below:

	Registered Stockholder	Savings Plan Participant	Beneficial Owner
Voting Deadlines	May 2, 2024 Upon Poll Closure during Annual Meeting	April 29, 2024 Before 11:59 PM ET	Follow applicable deadlines on the information received from your broker, bank or other nominee
How do I change or revoke my vote?
For registered stockholders and savings plan participants, you may change or revoke your proxy or voting instructions prior to the meeting by submitting later-dated instructions by Internet, telephone or mail or providing written notice to Lockheed Martin Corporation, Attention: Senior Vice President, General Counsel and Corporate Secretary, 6801 Rockledge Drive, Bethesda, MD 20817, before your original proxy is voted at the Annual Meeting. To be effective, revocation instructions must be received by the applicable voting deadlines. Registered stockholders may also revoke their proxy by attending and voting their shares at the Annual Meeting. Attending the meeting, by itself, will not revoke a proxy. Beneficial owners should contact their broker, bank or nominee for information on how to change or revoke any prior votes.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

What will happen if I return my proxy without voting instructions, or if I do not return my proxy?
Voting outcomes will vary, per the scenarios as provided below:

Scenario	Registered Stockholder	Savings Plan Participant	Beneficial Owner
I return my proxy without my voting instructions.
Your shares will be voted according to the voting recommendations of the Board of Directors. It is in the best judgment of the named proxy holders if any other matters are properly brought before the Annual Meeting.
The shares allocated to your account(s) will be voted by the plan trustee depending on the terms of your plan or other legal requirements.
Under New York Stock Exchange rules, your broker, bank or other nominee may vote your shares on routine matters only. For this annual meeting, the only routine matter is Proposal 3 (Ratification of Appointment of Ernst & Young LLP).

I do not return my proxy.	Your shares will not be voted unless you vote. Your vote must be received before the voting deadline.
Note: The Company cannot provide a single proxy or instruction card for stockholders who own shares in multiple forms as registered stockholders, savings plan participants or beneficial owners. As a result, if your shares are held in multiple stockholder accounts, you must submit your votes for each type of account in accordance with the instructions that you receive for the respective account.
What am I voting on and what are the Board’s voting recommendations?
The following table summarizes the Board’s voting recommendations for each proposal, if properly presented during the Annual Meeting, the vote required for each proposal to pass, and the effect of abstentions and uninstructed shares on each proposal.

Proposal	Description	Page	Board Voting Recommendations	Required Vote to Pass(1)	Effect of Abstentions on Votes Cast(2)	Effect of Broker Non- Votes(3)
1	Election of Directors	28	FOR ALL DIRECTOR NOMINEES	Majority of votes cast for each nominee	None	None
2	Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)	43	FOR	Majority of votes cast; advisory and non-binding	None	None
3	Ratification of the Appointment of Ernst & Young LLP as our Independent Auditors for 2024	76	FOR	Majority of votes cast; advisory and non-binding	None	Discretionary voting permitted
4	Stockholder Proposal Requesting a Report on Alignment of Political Activities with Human Rights Policy	80	AGAINST	Majority of votes cast; advisory and non-binding	None	None
5	Stockholder Proposal Requesting a Report on Reducing Full Value Chain GHG Emissions	82	AGAINST	Majority of votes cast; advisory and non-binding	None	None
6	Stockholder Proposal Requesting Reduction in Threshold to Call Special Stockholder Meetings	85	AGAINST	Majority of votes cast; advisory and non-binding	None	None
7	Stockholder Proposal Requesting Director Election Resignation Bylaw	87	AGAINST	Majority of votes cast; advisory and non-binding	None	None
(1)“Votes cast” excludes broker non-votes and excludes abstentions.
(2)A stockholder who abstains on some or all matters is considered present for purposes of determining if a quorum is present at the Annual Meeting, but an abstention is not counted as a vote cast under Maryland law. Accordingly, an abstention has no effect on the vote on any proposal.
(3)Brokers only have discretionary authority to vote on Proposal 3. If a broker casts a vote on Proposal 3, the vote will be included in determining whether a quorum exists for holding the meeting. Brokers do not have authority to vote on the other proposals (non-routine matters) absent directions from the beneficial owner. Votes withheld by brokers in the absence of voting instructions from a beneficial owner are referred to as “broker non-votes” and will not count as votes cast for that proposal and have no effect on the proposal outcome. A broker non-vote on these proposals will not impact our ability to obtain a quorum.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Can other matters be decided at the Annual Meeting?
We were not aware of any other matters to be presented at the Annual Meeting at the time this Proxy Statement went to press. If other matters are properly presented for consideration at the Annual Meeting, the proxy holders appointed by our Board (who are named on your proxy card if you are a Registered Stockholder) will have the discretion to vote on those matters in accordance with their best judgment on behalf of stockholders who provide a valid proxy by Internet, telephone or mail.
Are my votes confidential?
Voting instructions for Company savings plan participants are confidential as required by law. Individual votes of shareholders are kept confidential by the Company and its agents, except as necessary to meet legal requirements.
Who will tally the votes?
Representatives from our authorized transfer agent, Computershare, will tabulate the votes and act as inspectors of election for the Annual Meeting.
How will I be notified of the voting results of the Annual Meeting?
The preliminary voting results will be announced during the Annual Meeting. The final voting results will be tallied by the inspectors of election and disclosed by the Company in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting and posted on our investor website.
Who is soliciting proxies and who pays the cost of this proxy solicitation?
The Company’s Board of Directors solicits proxies for the Annual Meeting. We may solicit proxies by Internet, telephone, mail or in person. To the extent necessary to ensure sufficient representation at the Annual Meeting, we may request the return of proxies by mail, express delivery, courier, telephone, Internet or other means. The Company pays the cost of soliciting proxies on behalf of the Board for the Annual Meeting. We may make arrangements with brokerage houses or other custodians, nominees and fiduciaries to send the proxy voting materials to beneficial owners on our behalf. We reimburse these entities for their reasonable expenses. We have retained Morrow Sodali LLC, 333 Ludlow Street, 5th floor, South Tower, Stamford, CT 06902 to aid in the solicitation of proxies and to verify related records for a fee of $35,000, plus expenses.
Annual Meeting Information
Why does Lockheed Martin conduct a virtual Annual Meeting?
We will conduct our 2024 Annual Meeting exclusively online through a live audio webcast. We adopted this format to facilitate attendance and to enable stockholders to attend fully and equally, regardless of size of holdings, resources or physical location.
What is a quorum and how many shares must be present to hold the Annual Meeting?
In order for Lockheed Martin to lawfully conduct business at our Annual Meeting, a majority of the shares outstanding and entitled to vote as of the Record Date must be present by virtual attendance or by proxy. This majority is referred to as a quorum. Your shares will be counted as present at the 2024 Annual Meeting if you attend the Annual Meeting virtually (whether you vote or abstain from voting) or if you properly return a proxy in advance of the Annual Meeting and do not revoke your proxy. Broker non-votes will also be considered for determining a quorum.
How do I access the virtual Annual Meeting?
Go to www.meetnow.global/LMT2024. You will have the option to either
1.Attend as a Guest Without a Control Number by selecting “Guest” and entering the required information.
2.Attend as a Participant With a Control Number by entering your Control Number.
After accepting the terms and conditions, you will be automatically directed to the page for the Annual Meeting from which you can view the meeting agenda and other materials and ask questions and vote depending on whether you are a Participant.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

When should I log into the virtual Annual Meeting?
The Annual Meeting will begin promptly at 9:00 a.m. EDT, on May 2, 2024. You may login into the meeting platform beginning approximately 30 minutes before the meeting start time. We encourage attendees to log into the meeting at least 15 minutes before the start time to test your audio system.
Can I attend the virtual Annual Meeting from a mobile device?
Yes, you should be able to access the Annual Meeting using any device capable of running the most common internet browsers.
Who can assist me if I have technical difficulties prior to or during the meeting?
If you encounter technical difficulties, please call Computershare’s live Technical Assistance Line for immediate support at 1-888-724-2416 (toll-free) or +1-781-575-2748 (international).
Who is eligible to attend the Annual Meeting?
Anyone is welcome to view the meeting, however, only stockholders with a control number will be able to participate in the meeting.

Features:	Guest	Participant
View the Meeting
View Meeting Documents
Ask Question During the Meeting	—
Vote During the Meeting	—	Registered Stockholder: Yes Savings Plan Participant: No Beneficial Owner: Depends; refer to the question below for additional information
How do I participate and vote in the Annual Meeting?
Stockholders may attend the Annual Meeting via the Internet by visiting www.meetnow.global/LMT2024. You will be prompted to enter the unique control number received with your proxy materials to join and participate in the meeting. Company savings plan participants who join the Annual Meeting by using their control number will be able to ask questions but not vote during the meeting.
The vast majority of beneficial owners will be able to participate using the control number received with their voting instruction form, but we recommend that beneficial owners confirm this ability with the broker, bank or other nominee through which they hold their shares. If your broker, bank or other nominee does not provide the ability to access the virtual Annual Meeting, then you will be required to request a legal proxy from them to participate in the Annual Meeting. See “What is a legal proxy and how do I request one?”
Who can submit a question during the Annual Meeting?
Stockholders attending the meeting as a Participant using their control number will be able to submit questions via the virtual meeting platform in accordance with the Annual Meeting rules and procedures, which will be available on the meeting website. If you do not have a control number, you may attend the Annual Meeting as a Guest, but you will not have the functionality to ask a question.
When will my question be answered?
A live question and answer session will take place after the formal business is completed, during which our Company representatives will respond to questions submitted via the virtual meeting platform during the meeting in accordance with the Company’s annual meeting procedures.
What is a legal proxy and how do I request one?
A legal proxy is a legal authorization from you to another person or from you to your broker, bank or other nominee if you are a beneficial owner who authorizes the other person or entity to vote the shares held in your name or in the nominee’s name that satisfies Maryland law. If you are a beneficial owner and your control number does not enable you to attend the Annual Meeting as a

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Participant, then to participate in the Annual Meeting, you will need to request a legal proxy from your broker, bank or other nominee and register with Computershare in advance of the Annual Meeting.
To register you must present the legal proxy you obtained from your broker, bank or other nominee to Computershare by email to Computershare at legalproxy@computershare.com or mail to “Computershare, Lockheed Martin Corporation Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.” In each case, your communication should be labeled “Legal Proxy” and include proof from your broker, bank or other nominee of your valid proxy (e.g., a forwarded email from your broker, bank or other nominee with your valid proxy attached, or an image of your valid proxy attached to your email or included in your mailing). Computershare will then confirm your registration and provide you with a 15-digit Control Number that you may use to attend the Annual Meeting as a Participant and vote during the meeting. The legal proxy must be received by Computershare no later than 5:00 p.m. EDT, on April 29, 2024.
Stockholder Proposals or Nominations for 2025
How do I submit a proposal or nomination for the 2025 Annual Meeting of Stockholders?
Stockholders who wish to submit a proposal or nominate a director for consideration at the 2025 Annual Meeting may write to: Lockheed Martin Corporation, Attention: Senior Vice President, General Counsel and Corporate Secretary, 6801 Rockledge Drive, Bethesda, MD 20817.
The table below provides the requirements for how to submit a stockholder proposal or nomination, in compliance with the SEC rules, including Rule 14a-8, and our Company’s Proxy Access Bylaw Provision.

Type of Proposal	Deadline	Submission Requirements
Proposal to be Considered for inclusion in Lockheed Martin’s Proxy Materials. Stockholders who wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2025 Annual Meeting.
	November 15, 2024	Must comply with applicable SEC rules (including SEC Rule 14a-8); see also Staff Legal Bulletin 14, which may be found at www.sec.gov, and Sections 1.10 and 1.11 of our Bylaws.
Director Nomination for Inclusion in Lockheed Martin’s Proxy Materials (Proxy Access). Stockholders who wish to present a proxy access nomination for consideration at our 2025 Annual Meeting.	Must be received between October 16, 2024 and November 15, 2024	Must provide the information required under our Bylaws, including Section 1.11
Other Proposals and Nominations. Under our Bylaws, certain procedures must be followed for a stockholder to nominate persons for election as directors or to introduce an item of business at our 2025 Annual Meeting.
Must be received between October 16, 2024 and November 15, 2024
Must provide the information required under our Bylaws, including Section 1.10. Stockholders who intend to solicit proxies in support of nominees other than our nominees (Universal Proxy Nominees), in addition to providing all information required by our Bylaws by the deadline referenced in the preceding column, must timely comply with all other requirements of our Bylaws and SEC Rule 14a-19.

How do I find additional information about stockholder proponents?
As required by SEC rules, we will provide the address and the number of Lockheed Martin shares held by the sponsor(s) of the stockholder proposals included within this Proxy Statement upon receiving an oral or written request from a stockholder. These requests should be directed to: Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817 or (301) 897-6000. The Company is not responsible for the contents of the stockholder proposals or the related supporting statements.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Communicating with us and Additional Information
How do I communicate with the Company’s independent Lead Director or other non-management directors if I have questions or comments?
Company stockholders may communicate with the independent Lead Director or with the non-management directors as a group, as follows:
•By Email: Lead.Director@lmco.com
•By Mail: Independent Lead Director or Non-Management Directors, c/o Senior Vice President, General Counsel and Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.
Our Senior Vice President, General Counsel and Corporate Secretary (or her delegate) reviews all correspondence sent to the Board. The Board has authorized our Senior Vice President, General Counsel and Corporate Secretary (or her delegate) to respond to correspondence regarding routine stockholder matters and services (e.g., stock transfers, dividends, etc.). Correspondence from stockholders relating to accounting, internal controls or auditing matters are brought to the attention of the Audit Committee. All other correspondence is forwarded to the independent Lead Director who determines whether distribution to a Board committee or to the full Board for review is appropriate. At any time, any director may review a log of all correspondence addressed to the Board and request copies of such correspondence.
What additional information will I find on the Company’s website?
You will find information about the Company and our corporate governance practices at www.lockheedmartin.com/corporate-governance. Our website contains information about our Board, Board committees, Charter, Bylaws, Code of Conduct, Governance Guidelines and information about insider transactions. Stockholders may obtain, without charge, hard copies of the above documents by writing to Investor Relations, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817. Information contained on or made available through our website or other websites mentioned in this Proxy Statement is not incorporated into, and is not a part of this Proxy Statement, and any references to our website are intended to be inactive textual references only.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Appendix A: Definition of Non-GAAP Measures
Certain financial and performance metrics in this Proxy Statement are considered non-GAAP financial measures under the SEC’s rules because they are calculated by adjusting a comparable measure calculated in accordance with U.S. generally accepted accounting principles (GAAP). Although we believe that these non-GAAP financial measures may be useful in evaluating the Company and its compensation plans, this information should be considered supplemental to, and is not a substitute for, financial information prepared in accordance with GAAP. In addition, our definitions for non-GAAP measures may differ from similarly titled measures used by other companies or analysts. Furthermore, Segment Operating Profit and Free Cash Flow used for compensation purposes may differ from the amounts reported in our periodic reports filed with the SEC and our earnings releases because the Compensation Committee has set required adjustments to those measures for compensation purposes. Those potential adjustments are described below.
Free Cash Flow
We define “Free Cash Flow” as cash from operations less capital expenditures. Our capital expenditures consist of equipment and facilities infrastructure and information technology (inclusive of costs for the development or purchase of internal-use software that are capitalized). We use Free Cash Flow to evaluate our business performance and overall liquidity and it is a performance goal in our annual and long-term incentive plans. We believe Free Cash Flow is a useful measure for investors because it represents the amount of cash generated from operations after reinvesting in the business that may be available to return to stockholders and creditors (through dividends, stock repurchases and debt repayments) or available to fund acquisitions or other investments. The entire Free Cash Flow amount is not necessarily available for discretionary expenditures, however, because it does not account for certain mandatory expenditures, such as the repayment of maturing debt and pension contributions.
We also use Free Cash Flow as a performance metric in our annual incentive plan. This metric is subject to mandatory adjustment for purposes of determining performance under the PSU and LTIP awards and the annual incentive plan. These mandatory adjustments are set forth in the PSU or LTIP award agreement or, in the case of the annual incentive plan, a Compensation Committee resolution, as applicable, and include unplanned pension contributions (net of tax), acquisitions and divestitures greater than $1 billion in value, tax reform, unplanned changes in tax laws or interpretations of law related to the amortization of R&D expenditures for tax purposes, unplanned tax payments or benefits of divestitures, and changes in GAAP accounting standards. There were no required adjustments to Free Cash Flow for 2023. The following table reconciles Cash from Operations to Free Cash Flow.

	2023	2022	2021
($M)	($)	($)	($)
Cash from Operations (GAAP)	7,920	7,802	9,221
Capital Expenditures	(1,691)	(1,670)	(1,522)
Free Cash Flow (Non-GAAP)	6,229	6,132	7,699
Performance Cash
For PSU and LTIP grants made prior to 2022, we used Performance Cash instead of Free Cash Flow as a performance metric. Performance Cash represented the Company’s Cash from Operations adjusted for items as described in the 2021-2023 PSU and LTIP award agreements. For the 2021-2023 performance cycle award agreements, Cash from Operations was adjusted for the items set forth in the table below to calculate Performance Cash:

2021-2023
Cash Flow ($M)	($)
Cash from Operations (GAAP)	24,943
Pension Funding Adjustment
Actual Pension Funding	0
Planned Pension Funding	2,510
Delta: Forecasted vs. Actual Pension Contributions	(2,510)
Adjustment for Unplanned Tax Payments related to Divestitures	(26)
Adjustment for Unplanned Tax Payments related to Reduction in Planned Pension Contributions	608
Adjustment for Implementation of American Rescue Plan Act	927
Adjustment for Tax Payment related to Interpretations in Law related to the Amortization of R&D expenditures	(2,394)
Net Adjusting Items	(3,395)
Performance Cash (Non-GAAP)	21,548

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Return on Invested Capital (ROIC)
We define ROIC as the Company’s net earnings plus after-tax interest expense divided by average invested capital (total equity plus debt) after adjusting total equity by adding back adjustments related to the Company’s post-retirement benefit plans. We use ROIC as a performance measure for PSUs and LTIP awards and this metric is subject to mandatory adjustment for purposes of determining performance under the PSU and LTIP awards. That required adjustment is set out in the applicable PSU and LTIP award agreement and includes changes in forecasted pension contributions, changes in accounting (GAAP) standards, impacts of an acquisition or divestiture valued at more than $1 billion, tax reform or changes in tax laws or interpretations of law related to the amortization of R&D expenditures for tax purposes, noncash settlement charges associated with pension risk transfer transactions, unplanned tax payments or benefits associated with divestitures, profit changes due to the timing or recognition of a loss on a specific strategic program, or limitations on the deductibility of interest expense. For the 2021-2023 performance cycle award agreements, ROIC was calculated as set forth in the table below:

ROIC Calculation ($M)	Three-Year 2021–2023
Net Earnings(a)	$6,322
Adjustments to Net Earnings (b)	1,124
Interest Expense (multiplied by 79%) (a)(c)	555
Return	$8,001
Average Debt(d)(e)	$13,714
Average Equity(e)	9,012
Average Adjustments to Equity(b)(e)	1,909
Average Benefit Plan Adjustments(e)	10,645
Average Invested Capital	$35,280
ROIC	22.7%
(a)Three-year 2021-2023 values for Net Earnings, Interest Expense and any Return related adjustments reflect average values over the period.
(b)Net earnings and equity were adjusted to exclude the impact of the noncash, non-operating pension settlement charge of $1.7 billion ($1.3 billion after-tax) due to the 2021 pension risk transfer event and the non-operating settlement charge of $1.5 billion ($1.2 billion after-tax) due to the 2022 pension risk transfer event. In addition, net earnings and equity were adjusted to neutralize pension-related impacts to the Company’s long range plan resulting solely from the implementation of the American Rescue Plan Act of 2021. Net earnings and equity were also adjusted to neutralize the change in interpretation of the law related to an uncertain tax position. 2023 net income and equity results were also reduced by $31 million for the timing of the recognition of a loss on a specific strategic program.
(c)Represents after-tax interest expense utilizing the U.S. federal statutory tax rate of 21% in 2021-2023. Interest expense is added back to net earnings as it represents the return to debt holders. Debt is included as a component of average invested capital.
(d)Debt consists of long-term debt, including current maturities, and short-term borrowings (if any).
(e)The three-year averages are calculated using thirteen quarter point balances at the start of the plan performance period and at the end of each quarter for each of the three years in the performance period.

Segment Operating Profit
We define “Segment Operating Profit” as operating profit from our business segments before items of unallocated income and expense. This measure is used by our senior management in evaluating the performance of our business segments and is a performance goal in our annual incentive plan. This metric is subject to mandatory adjustments for purposes of determining performance for the annual incentive plan. These mandatory adjustments are set forth in a Compensation Committee resolution and include adjustments for the timing or recognition of loss on an identified strategic program. For 2023, Segment Operating Profit was reduced by $31 million for compensation purposes to reflect that required adjustment as shown in the table below:

2023
($M)	($)
Consolidated Operating Profit (GAAP)	8,507
Unallocated Items
FAS/CAS operating adjustment	(1,660)
Severance and other charges	92
Intangible asset amortization expense	247
Other, net	203
Segment Operating Profit (Non-GAAP)	7,389
Adjustment for timing of recognition of a loss on a strategic program*	(31)
Adjusted Segment Operating Profit (Non-GAAP)	7,358
*    For compensation purposes, 2023 Segment Operating Profit was reduced by $31 million pursuant to the required adjustments as described above.

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ABOUT LOCKHEED MARTIN	VOTING ROADMAP	CORPORATE GOVERNANCE	DIRECTOR NOMINEES	EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCKHOLDER PROPOSALS	OTHER INFORMATION

Disclosure Regarding Forward-Looking Statements
This Proxy Statement contains statements that, to the extent they are not recitations of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, and are based on Lockheed Martin’s current expectations and assumptions. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties. Actual results may differ materially due to factors such as:

•the Company’s reliance on contracts with the U.S. Government, which are dependent on U.S. Government funding and can be terminated for convenience, and the Company’s ability to negotiate favorable contract terms;
•budget uncertainty, the risk of future budget cuts, the impact of continuing resolution funding mechanisms and the debt ceiling and the potential for government shutdowns and changing funding and acquisition priorities;
•risks related to the development, production, sustainment, performance, schedule, cost and requirements of complex and technologically advanced programs, including the F-35 program;
•planned production rates and orders for significant programs, compliance with stringent performance and reliability standards, and materials availability, including government furnished equipment;
•the timing of contract awards or delays in contract definitization as well as the timing and customer acceptance of product deliveries and performance milestones;
•the Company’s ability to recover costs under U.S. Government contracts and the mix of fixed-price and cost-reimbursable contracts;
•customer procurement policies that shift risk to contractors, including competitively bid programs with fixed-price development work or follow-on production options or other financial risks; and the impact of investments, cost overruns or other cost pressures and performance issues on fixed price contracts;
•changes in procurement and other regulations and policies affecting the Company’s industry, export of its products, cost allowability or recovery, preferred contract type, and performance and progress payments policy;
•performance and financial viability of key suppliers, teammates, joint ventures (including United Launch Alliance), joint venture partners, subcontractors and customers;
•economic, industry, business and political conditions including their effects on governmental policy;
•the impact of inflation and other cost pressures;
•the impact of pandemics and epidemics on the Company’s business and financial results, including supply chain disruptions and delays, employee absences, and program delays;
•government actions that prevent the sale or delivery of the Company’s products (such as delays in approvals for exports requiring Congressional notification);
•trade policies or sanctions (including Chinese sanctions on the Company or its suppliers, teammates or partners, U.S. Government sanctions on Türkish entities and persons, and indirect effects of sanctions on Russia to the Company’s supply chain);
•the Company’s success expanding into and doing business in adjacent markets and internationally and the risks posed by international sales;

•changes in foreign national priorities and foreign government budgets and planned orders, including potential effects from fluctuations in currency exchange rates;
•the competitive environment for the Company’s products and services, including competition from startups and non-traditional defense contractors;
•the Company’s ability to develop and commercialize new technologies and products, including emerging digital and network technologies and capabilities;
•the Company’s ability to benefit fully from or adequately protect its intellectual property rights;
•the Company’s ability to attract and retain a highly skilled workforce, the impact of work stoppages or other labor disruptions;
•cyber or other security threats or other disruptions faced by the Company or its suppliers;
•the Company’s ability to implement and continue, and the timing and impact of, capitalization changes such as share repurchases, dividend payments and financing transactions;
•the Company’s ability to meet its sustainability goals and targets;
•the accuracy of the Company’s estimates and projections;
•changes in pension plan assumptions and actual returns on pension assets; cash funding requirements and pension risk transfers and associated settlement charges;
•realizing the anticipated benefits of acquisitions or divestitures, investments, joint ventures, teaming arrangements or internal reorganizations, and market volatility affecting the fair value of investments that are marked to market;
•the Company’s efforts to increase the efficiency of its operations and improve the affordability of its products and services, including through digital transformation and cost reduction initiatives;
•the risk of an impairment of the Company’s assets, including the potential impairment of goodwill and intangibles;
•the availability and adequacy of the Company’s insurance and indemnities;
•impacts of climate change and compliance with laws, regulations, policies, and customer requirements in response to climate change concerns;
•changes in accounting, U.S. or foreign tax, export or other laws, regulations, and policies and their interpretation or application, and changes in the amount or reevaluation of uncertain tax positions; and
•the outcome of legal proceedings, bid protests, environmental remediation efforts, audits, government investigations or government allegations that the Company has failed to comply with law, other contingencies and U.S. Government identification of deficiencies in its business systems.

These are only some of the factors that may affect the forward-looking statements contained in this Proxy Statement. For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see our filings with the SEC, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Annual Report on Form 10-K for the year ended Dec. 31, 2023. Our filings may be accessed through the Investor Relations page of our website, www.lockheedmartin.com/investor, or through the website maintained by the SEC at www.sec.gov.
Our actual financial results likely will be different from those projected due to the inherent nature of projections. Given these uncertainties, forward-looking statements should not be relied on in making investment decisions. The forward-looking statements contained in this Proxy Statement speak only as of the date of its filing with the SEC. Except where required by applicable law, we expressly disclaim a duty to provide updates to forward-looking statements after the date of this Proxy Statement to reflect subsequent events, changed circumstances, changes in expectations, or the estimates and assumptions associated with them. The forward-looking statements in this Proxy Statement are intended to be subject to the safe harbor protection provided by the federal securities laws.

101	2024 Proxy Statement

Sustainability Awards and Recognitions

•Disability Equality Index® (DEI®) 2023 Best Places to Work™
•Human Rights Campaign’s 2023 Corporate Equality Index - Leader in LGBTQ+ Workplace Inclusion
•International Aerospace Environmental Group® Excellence Award
•LinkedIn 2023 Top company to Grow Your Career
•Military Friendly® Employer Award Bronze
•Money US News’ Best Companies Ratings
•National Organization on Disability’s 2023 Leading Disability Employers
•National Safety Council Networks Innovation Award for Laser Safety
•U.S. EPA Green Power Partnership Fortune 500® Partners List
•U.S. EPA Green Power Partnership National Top 100
•U.S. EPA Green Power Partnership Top 30 for On-site Generation

Dow Jones Sustainability Indices World Index and North American Index Ranking

ENERGY STAR 2023 Partner of the Year Sustained Excellence Award

Department of Labor 2023 HIRE Vets Platinum Medallion Award

JUST Capital: Included in the JUST 100 for fifth consecutive year

Platinum Hermes Award Winner in the Educational Category

Lockheed Martin Corporation 6801 Rockledge Drive Bethesda, MD 20817 www.lockheedmartin.com

© 2024 Lockheed Martin Corporation

LOCKHEED MARTIN

IMPORTANT ANNUAL MEETING INFORMATION

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/LMT** or scan the QR code.

Phone
Call toll free 1-800-652-VOTE (8683) within the US, US territories and Canada. Outside the US, US territories & Canada, call +1-781-575-2300. Standard rates apply.

AT THE VIRTUAL MEETING
To access the virtual Annual Meeting, please visit www.meetnow.global/LMT2024

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/LMT

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Voting Matters

The Board of Directors recommends votes "FOR" all of the nominees listed below.

1. Election of Directors:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 – David B. Burritt	☐	☐	☐	05 – Thomas J. Falk	☐	☐	☐	09 – Debra L. Reed-Klages	☐	☐	☐
02 – Bruce A. Carlson	☐	☐	☐	06 – Ilene S. Gordon	☐	☐	☐	10 – James D. Taiclet	☐	☐	☐
03 – John M. Donovan	☐	☐	☐	07 – Vicki A. Hollub	☐	☐	☐	11 – Patricia E. Yarrington	☐	☐	☐
04 – Joseph F. Dunford, Jr.	☐	☐	☐	08 – Jeh C. Johnson	☐	☐	☐				

The Board of Directors recommends a vote "FOR" Proposals 2 and 3.

The Board of Directors recommends a vote "AGAINST" Proposals 4, 5, 6 and 7.

Proposal	For	Against	Abstain
4. Stockholder Proposal Requesting a Report on Alignment of Political Activities with Human Rights Policy	☐	☐	☐
5. Stockholder Proposal Requesting a Report on Reducing Full Value Chain GHG Emissions	☐	☐	☐
6. Stockholder Proposal Requesting Reduction in Threshold to Call Special Stockholder Meetings	☐	☐	☐
7. Stockholder Proposal Requesting Director Election Resignation Bylaw	☐	☐	☐

1 U P X

<STOCK#> 03YCND

LOCKHEED MARTIN

The 2024 Annual Meeting of Stockholders of Lockheed Martin Corporation
Thursday, May 2, 2024, 9:00 a.m. ET
www.meetnow.global/LMT2024.

To access, vote and submit questions during the virtual Annual Meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Even if you plan on attending the virtual Annual Meeting, we encourage you to vote your shares in advance using one of the methods described on this proxy card.

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/LMT

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

LOCKHEED MARTIN CORPORATION

Proxy Card For 2024 Annual Meeting of Stockholders

The undersigned hereby appoints James D. Taiclet, Frank A. St. John, Jesus Malave and Maryanne R. Lavan, and each of them, as proxies (Proxies) of the undersigned with respect to common stock of Lockheed Martin Corporation (Corporation) owned by the undersigned, with full power of substitution, to vote and act for the undersigned at the 2024 Annual Meeting of Stockholders of Lockheed Martin Corporation to be held on Thursday, May 2, 2024 at 9:00 a.m. ET, virtually via the Internet at www.meetnow.global/LMT2024 and at any adjournments or postponements thereof. The Proxies shall vote in accordance with the instructions indicated on the card and are authorized to vote in their discretion on other business that may properly come before the meeting and any adjournments or postponements. **The Proxies will vote as the Board of Directors recommends where a choice is not specified.**

Please mark, date and sign this card and return it promptly in the enclosed envelope. To vote by Internet or telephone, see the instructions on the reverse side. **This proxy is solicited on behalf of the Corporation's Board of Directors.**

To vote in accordance with the Board of Directors' recommendations, please sign and date below; no boxes need to be checked.

B Authorized Signatures — Date and sign below. This section must be completed for your vote to be counted.

Please sign this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments or postponements thereof.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print your new address below.	**Comments** — Please print your comments below.

IF VOTING BY MAIL, YOU MUST SIGN THE CARD.

LOCKHEED MARTIN

IMPORTANT ANNUAL MEETING INFORMATION

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/LMT** or scan the QR code.

Phone
Call toll free 1-800-652-VOTE (8683) within the US, US territories and Canada. Outside the US, US territories & Canada, call +1-781-575-2300. Standard rates apply.

Voting directions submitted by Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 29, 2024 for participants in one of the Corporation's employee plans with Lockheed Martin common stock allocated to his or her account(s).

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Voting Direction Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Voting Matters

The Board of Directors recommends votes "FOR" all of the nominees listed below.

1. Election of Directors:

Nominee	For	Against	Abstain
01 – David B. Burritt	☐	☐	☐
02 – Bruce A. Carlson	☐	☐	☐
03 – John M. Donovan	☐	☐	☐
04 – Joseph F. Dunford, Jr.	☐	☐	☐
05 – Thomas J. Falk	☐	☐	☐
06 – Ilene S. Gordon	☐	☐	☐
07 – Vicki A. Hollub	☐	☐	☐
08 – Jeh C. Johnson	☐	☐	☐
09 – Debra L. Reed-Klages	☐	☐	☐
10 – James D. Taiclet	☐	☐	☐
11 – Patricia E. Yarrington	☐	☐	☐

The Board of Directors recommends a vote "FOR" Proposals 2 and 3.

The Board of Directors recommends a vote "AGAINST" Proposals 4, 5, 6 and 7.

Proposal	For	Against	Abstain
4. Stockholder Proposal Requesting a Report on Alignment of Political Activities with Human Rights Policy	☐	☐	☐
5. Stockholder Proposal Requesting a Report on Reducing Full Value Chain GHG Emissions	☐	☐	☐
6. Stockholder Proposal Requesting Reduction in Threshold to Call Special Stockholder Meetings	☐	☐	☐
7. Stockholder Proposal Requesting Director Election Resignation Bylaw	☐	☐	☐

1 P C F

<STOCK#> 03YCQF

The 2024 Annual Meeting of Stockholders of Lockheed Martin Corporation
Thursday, May 2, 2024, 9:00 a.m. ET
www.meetnow.global/LMT2024.

To access and submit questions during the virtual Annual Meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

As a plan participant, you will not be able to vote the shares held in your plan account during the Annual Meeting and must vote in advance by the deadline on the reverse side of this form.

IMPORTANT NOTICE TO PARTICIPANTS WITH LOCKHEED MARTIN CORPORATION COMMON STOCK ALLOCATED TO ACCOUNTS IN CERTAIN COMPANY-SPONSORED SAVINGS PLANS:

Dear Plan Participant:

State Street Bank and Trust Company, Trustee for the following Plans:

Lockheed Martin Corporation Salaried Savings Plan
Lockheed Martin Corporation Hourly Employee Savings Plan Plus
Lockheed Martin Corporation Capital Accumulation Plan
Lockheed Martin Corporation Capital Accumulation Plan for Hourly Employees
Lockheed Martin Corporation Operations Support Savings Plan
Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees
Lockheed Martin Corporation Basic Benefit Plan for Hourly Employees
Allcomp Inc. 401(k) Profit Sharing Plan and Trust

This voting direction card is used for the purpose of providing confidential voting directions to State Street with respect to the shares held in the plans listed above. All matters to be voted upon at the Annual Meeting of Stockholders are extremely important and are described in the Proxy Statement.

Sincerely,

State Street Bank and Trust Company, Trustee

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

LOCKHEED MARTIN CORPORATION

+

Proxy Voting Direction Card For 2024 Annual Meeting of Stockholders

State Street Bank and Trust Company, as Trustee of the plans listed above, is directed to vote the shares of Lockheed Martin Corporation (Corporation) common stock allocated to my account(s) in one or more of the plans listed above, at the 2024 Annual Meeting of Stockholders of Lockheed Martin Corporation to be held on Thursday, May 2, 2024 at 9:00 a.m. ET, virtually via the Internet at www.meetnow.global/LMT2024 and at any adjournments or postponements thereof. State Street will vote in accordance with the directions indicated on the card. **State Street will vote signed cards that are returned in accordance with recommendations of the Board of Directors where voting directions are not specified.** If no voting direction is received or if this proxy voting direction card is returned unsigned, the shares allocated to my account(s) will be voted by State Street in proportion to those shares allocated to accounts of participants for which timely directions were received, unless contrary to ERISA. Plan Participants are requested to mark, date and sign this card and return it promptly in the enclosed envelope. To vote by Internet or telephone, see instructions on the reverse side. **This proxy voting direction card is solicited on behalf of the Corporation's Board of Directors.**

B Authorized Signatures — Date and sign below. This section must be completed for your vote to be counted.

Please sign this proxy voting direction card as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments or postponements thereof.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Comments — Please print your comments below.

IF VOTING BY MAIL, YOU MUST SIGN THE CARD.

+